As filed with the Securities and Exchange Commission on June 24, 2004


                                                    1933 Act File No. 333-115817
                                                     1940 Act File No. 811-21499

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2


        [X]   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         [X] Pre-Effective Amendment No. 1
                         [ ] Post-Effective Amendment No.


                                       and

        [X]   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                         [X] Amendment No. 4

                  Neuberger Berman Dividend Advantage Fund Inc.
      (Exact Name of Registrant as Specified in Articles of Incorporation)

                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                    (Address of Principal Executive Offices)

                                 (212) 476-8800
              (Registrant's Telephone Number, including Area Code)

                                Peter E. Sundman
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                     (Name and Address of Agent for Service)

                          Copies of Communications to:

    Arthur C. Delibert, Esq.                  Ellen Metzger, Esq.
    Kirkpatrick & Lockhart LLP                Neuberger Berman, LLC
    1800 Massachusetts Avenue, N.W.           605 Third Avenue
    2nd Floor                                 New York, New York 10158-3698
    Washington, DC 20036-1800


                              Leonard B. Mackey, Jr.
                              Clifford Chance US LLP
                              31 West 52nd Street
                              New York, New York 10019

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement
                           ---------------------------

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

   It is proposed that this filing will become effective (check appropriate box)

   [ ]  when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

------------------------------------------------------------------------------------------------------
Title of Securities   Amount Being      Proposed Maximum      Proposed Maximum      Amount of
Being Registered      Registered(1)     Offering Price Per    Aggregate Offering    Registration Fee
                                        Unit(1)               Price(1)
------------------------------------------------------------------------------------------------------
Preferred Stock       2,100             $25,000               $52,500,000            $6,651.75
------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee.
(2) Of which, $506.80 was previously paid. $5,701.50 of the remaining fee represents fee offset from pre-effective amendment number 2 to the Fund's common share registration statement (File No. 333-112313), filed on March 25, 2004.


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                            SUBJECT TO COMPLETION,

                  PRELIMINARY PROSPECTUS DATED JUNE 25, 2004


PROSPECTUS

                                  $52,500,000


                           [LOGO]
                           NEUBERGER BERMAN
                           A Lehman Brothers Company
                 NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.

                   AUCTION MARKET PREFERRED SHARES ("AMPS")


                            1,050 SHARES, SERIES A


                            1,050 SHARES, SERIES B

                   LIQUIDATION PREFERENCE, $25,000 PER SHARE

                               ----------------


      THE OFFERING. Neuberger Berman Dividend Advantage Fund Inc. ("Fund") is offering 1,050 Series A auction market preferred shares and 1,050 Series B auction market preferred shares. The shares are referred to in this prospectus as "AMPS."


      THE FUND. The Fund is a recently organized, non-diversified, closed-end management investment company.


      INVESTMENT OBJECTIVE. The Fund's investment objective is total return, which is comprised of high current income, a portion of which may be "qualified dividend income" and capital appreciation.



      INVESTMENT STRATEGIES. Under normal market conditions, the Fund:



     . invests at least 80% of its total assets in securities that pay dividends;



     . invests at least 80% of its total assets in a combination of (1) income-producing securities recommended by the Neuberger Berman, LLC Research Department that, at the time of investment, have a dividend yield greater than the average dividend yield of the Standard & Poor's 500 Composite Stock Index, and (2) income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by real estate companies (including real estate investment trusts); and



     . may invest up to 20% of its total assets in other debt and equity securities and money market instruments.





      INVESTING IN THE AMPS INVOLVES RISKS THAT ARE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE 36 OF THE THIS PROSPECTUS. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT. THE MINIMUM PURCHASE AMOUNT OF THE AMPS IS $25,000.


                               ----------------


                                                              PER SHARE                      TOTAL
                                                              ---------                      -----
                  Public offering price......................  $25,000                    $52,500,000
                  Sales load(1)..............................     $250                       $525,000
                  Proceeds to the Fund.......................  $24,750                    $51,975,000
                  (1) Represents sales commissions resulting from the issuance of AMPS that will be borne as an expense of the Fund


      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


      The underwriters are offering the AMPS subject to various conditions. The underwriters expect to deliver the AMPS in book-entry form, through the
facilities of The Depository Trust Company, on or about June   , 2004.


                               ----------------




MERRILL LYNCH & CO.



                                  A.G. EDWARDS



                                                                LEHMAN BROTHERS


                               ----------------


                 The date of this prospectus is June   , 2004.

(CONTINUED FROM PREVIOUS PAGE)



      While the proportions of income-producing securities recommended by the Neuberger Berman, LLC Research Department and real estate company securities will change over time to reflect an Asset Allocation Committee's evaluation of the markets, the Fund will, under normal market conditions, always invest at least 20% of its total assets in income-producing securities recommended by the Neuberger Berman, LLC Research Department and at least 20% of its total assets in securities of real estate companies. The Fund's investments may include below-investment grade quality securities (some of which may be referred to as "junk bonds"), which are considered to be predominantly speculative with respect to the issuers' capacity to pay interest and dividend income and repay principal.

      An Asset Allocation Committee composed of the Chief Investment Officer of Neuberger Berman, LLC and the Fund's portfolio managers periodically allocates assets between income-producing securities recommended by the Neuberger Berman, LLC Research Department and real estate company securities based on an analysis of relative historic and projected spreads and total returns, E.G., the differences in yield between the portfolio segments, adjusted to reflect the Asset Allocation Committee's conclusions about their relative levels of risk.

      LIMITED OPERATING HISTORY. The Fund is a recently organized, non-diversified, closed-end management investment company that has only been operational since March 30, 2004.

      NEUBERGER BERMAN. Neuberger Berman Management Inc. ("NB Management") acts as the Fund's investment manager, and Neuberger Berman, LLC acts as its sub-adviser (collectively, the investment manager and the sub-adviser are referred to as "Neuberger Berman"). As of March 31, 2004, the Neuberger Berman affiliates had approximately $74.4 billion in assets under management and continue an asset management history that began in 1939.

      Investors in AMPS will be entitled to receive cash dividends at an annual rate that may vary for the successive rate periods for the AMPS. AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. AMPS also have priority over the Fund's common stock as to distribution of assets as described in this prospectus. See "Description of
AMPS." The dividend rate for the initial rate period will be   % for Series A
AMPS and    % for Series B AMPS. The initial rate period is from the date of
issuance through           , 2004 for Series A AMPS and            2004 for
Series B AMPS. For subsequent rate periods, the AMPS will pay dividends based on a rate set at auction. These auctions will usually be held every seven days for Series A AMPS and every 28 days for Series B AMPS.



      After the initial rate period described in this prospectus, investors may buy or sell AMPS through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this prospectus.



      Each prospective purchaser should review carefully the detailed information regarding the auction procedures which appears in this prospectus
and the Fund's Statement of Additional Information dated June   , 2004 ("SAI"
or "Statement of Additional Information") and should note that (i) an order placed at an auction constitutes an irrevocable commitment to hold, purchase or sell AMPS based upon the results of the related auction, (ii) settlement for purchases and sales will be on the business day following the auction and (iii) ownership of AMPS will be maintained in book-entry form by or through The Depository Trust Company (or any successor securities depository). The AMPS are redeemable in whole or in part, at the option of the Fund on the second business day prior to any date dividends are paid on the AMPS, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated unpaid dividends to the date of redemption. See "Description of AMPS--Redemption."





      The AMPS will be senior to the Fund's outstanding common stock ("Common Shares"). The AMPS will not be listed on an exchange. The Common Shares are traded on the American Stock Exchange under the

(CONTINUED FROM PREVIOUS PAGE)


symbol "NDD." It is a condition of closing this offering that the AMPS, at the time of closing, carry ratings of "AAA" from Fitch Ratings and of "Aaa" from Moody's Investors Service, Inc.



      You should read this prospectus, which contains important information about the Fund that you ought to know before deciding whether to invest, and retain it for future reference. The SAI, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into (I.E., is legally considered a part of) this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 71 of this prospectus, by calling 1-877-461-1899 or by writing the Fund, or you may obtain a copy (and other information regarding the Fund) from the SEC's web site (HTTP://WWW.SEC.GOV).



      The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. There can be no assurance that the Fund will achieve its investment objective. There can be no assurance as to what portion, if any, of the Fund's distributions will constitute qualified dividend income. See "Risks." For more information on the Fund's investment strategies, see "The Fund's Investments."

                               TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----
  Prospectus Summary.....................................................   5
  Financial Highlights...................................................  22
  The Fund...............................................................  23
  Use of Proceeds........................................................  23
  Capitalization.........................................................  24
  The Fund's Investments.................................................  25
  Interest Rate Transactions.............................................  34
  Risks..................................................................  36
  Management of the Fund.................................................  50
  Description of AMPS....................................................  53
  The Auction............................................................  60
  Description of Common Shares...........................................  64
  Anti-Takeover and Other Provisions in the Articles of Incorporation....  64
  Repurchase of Common Shares; Tender Offers; Conversion to Open-end Fund  65
  Tax Matters............................................................  66
  Underwriting...........................................................  69
  Custodian, Transfer Agent and Auction Agent............................  70
  Legal Matters..........................................................  70
  Table of Contents of the Statement of Additional Information...........  71


                               ----------------

      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. THE FUND'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATION AND PROSPECTS MAY HAVE CHANGED SINCE THE DATE OF THIS PROSPECTUS.

                              PROSPECTUS SUMMARY

      THIS IS ONLY A SUMMARY. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND'S PREFERRED STOCK. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, ESPECIALLY THE INFORMATION SET FORTH UNDER THE HEADING "RISKS," AS WELL AS THE FUND'S ARTICLES SUPPLEMENTARY ("ARTICLES SUPPLEMENTARY") ATTACHED AS APPENDIX A TO THE STATEMENT OF ADDITIONAL INFORMATION.

THE FUND........    Neuberger Berman Dividend Advantage Fund Inc. (the "Fund")
                    is a recently organized, non-diversified, closed-end management investment company. See "The Fund." Neuberger
                    Berman Management Inc. ("NB Management") acts as the Fund's investment manager, and Neuberger Berman, LLC acts as its sub-adviser (collectively, the investment manager and the sub-adviser are referred to as "Neuberger Berman").

                    The Fund commenced investment operations on March 30, 2004 upon the closing of an initial public offering of shares of its common stock, par value $.0001 per share ("Common Shares"). The Common Shares are traded on the American Stock Exchange ("AMEX") under the symbol "NDD." See "The Fund."


THE OFFERING OF
AMPS............    The Fund is offering shares of preferred stock, par value
                    $.0001 per share, which have been designated Series A auction market preferred shares and Series B auction market preferred shares, with a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the preferred stock. The shares of preferred stock offered hereby are called "AMPS" in the rest of this prospectus. The AMPS are offered through a group of underwriters (the "Underwriters") led by Merrill Lynch, Pierce, Fenner & Smith Incorporated. See
                    "Underwriting."



                    Issuance of the AMPS represents leverage financing of the Fund.



                    The AMPS entitle their holders to receive cash dividends at an annual rate that may vary for the successive rate periods for the AMPS. In general, except as described under "--Dividends and Rate Periods" below and "Description of AMPS--Dividends and Rate Periods," the rate period for Series A AMPS will be seven days and the rate period for Series B AMPS will be 28 days. The Bank of New York ("Auction Agent") will determine the dividend rate for a particular rate period by an auction conducted on the business day next preceding the start of that rate period. See "The Auction."



                    The AMPS are not listed on an exchange. Instead, investors may buy or sell AMPS in an auction by submitting orders to a broker-dealer that has entered into an agreement with the Auction Agent ("Broker-Dealer") or to a broker-dealer that has entered into an agreement with a Broker-Dealer.



                    Generally, investors in AMPS will not receive certificates representing ownership of their shares. The Depository Trust Company or any successor securities depository ("DTC") or its nominee for the account of the investor's broker-dealer will maintain record ownership of AMPS in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of AMPS.



                    An investor may consider whether to invest in a particular series of AMPS based on the series' rate of return, the investor's time horizon for investment, and the investor's liquidity preference. The Series A AMPS normally have a seven-day rate period and Series B AMPS normally have a 28-day rate period.


INVESTMENT
OBJECTIVE.......    The Fund's investment objective is total return, which is
                    comprised of high current income, a portion of which may be "qualified dividend income" (as described below), and capital appreciation. There can be no assurance that the Fund's investment objective will be achieved. There can be no assurance as to what portion, if any, of the Fund's distributions will constitute qualified dividend income.
                    The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the Fund's board of directors (the "Board" or the "Board of Directors") without stockholder approval. See "The Fund's Investments."

INVESTMENT
STRATEGIES......    Under normal market conditions, the Fund:

                  . invests at least 80% of its total assets in securities that pay dividends;


                  . invests at least 80% of its total assets in a combination of (1) income-producing securities recommended by the Neuberger Berman, LLC Research Department that, at the time of investment, have a dividend yield greater than the average dividend yield of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), and (2) income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by real estate companies (including real estate investment trusts ("REITs")); and


                  . may invest up to 20% of its total assets in other debt and equity securities and money market instruments.

                    While the proportions of income-producing securities recommended by the Neuberger Berman, LLC Research Department and real estate company securities will change over time to reflect an Asset Allocation Committee's evaluation of the markets, the Fund, under normal market conditions, always invests at least 20% of its total assets in income-producing securities recommended by the Neuberger Berman, LLC Research Department and at least 20% of its total assets in securities of real estate companies.

                    Certain of the income-producing securities recommended by the Neuberger Berman, LLC Research Department may pay qualified dividend income. With respect to investments in securities of real estate companies, the Fund will, in current market conditions, invest primarily in "equity-oriented" REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents.

                    A "Real Estate Company" is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or has at least 50% of its assets invested in such real estate). REITs are considered to be Real Estate Companies.

                    The Fund may invest up to 20% of its total assets in other debt and equity securities and money market instruments, which may include non-equity income-producing securities and equity securities that do not pay dividends with yields higher than the average yield of the S&P 500 Index but that the Asset Allocation Committee believes will increase their dividends based on a projected catalyst or event. Certain of these securities may pay qualified dividend income.

                    The Fund's investment in debt securities also may include below-investment grade quality debt securities (also called high-yield securities), which are commonly referred to as "junk bonds." Securities of below-investment grade quality are considered to be predominantly speculative with respect to capacity to pay interest and dividend income and repay principal.

                    The Asset Allocation Committee will consist of Jack L. Rivkin, Chief Investment Officer and head of the Research Department of Neuberger Berman, LLC, and the Fund's portfolio managers. The Asset Allocation Committee will periodically allocate assets between income-producing securities recommended by the Neuberger Berman, LLC Research Department and Real Estate Company securities based on an analysis of relative historic and projected spreads and total returns, E.G., the differences in yield between the portfolio segments, adjusted to reflect the Asset Allocation Committee's conclusions about their relative levels of risk. This analysis will depend upon a review of a variety of economic factors and expected rates of return, such as projected interest rate movements, industry cycles, volatility forecasts and secular and political trends. The Fund will seek to benefit as well from opportunistic, tactical asset allocation as values shift between income-producing portfolio segments.

                    Additionally, under normal market conditions, the Fund:


                  . will not invest more than 10% of its total assets in securities of any single issuer; and



                  . may invest up to 15% of its total assets in securities of issuers in industrialized countries other than the United States, which may be denominated in currencies other than the U.S. dollar.



                    QUALIFIED DIVIDEND INCOME. Certain dividend income from the securities in which the Fund invests may qualify for favorable federal income tax treatment. "Qualified dividend income" received by individual stockholders is taxed for federal income tax purposes at long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income (sometimes referred to below as "qualified dividends") generally includes dividends the Fund receives on securities of domestic corporations and of foreign corporations that meet certain specified criteria if the Fund satisfies certain holding period requirements with respect to the securities and is not obligated to make related payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property (collectively, the "Restrictions"). The Fund anticipates that the dividends it receives from REITs generally will not constitute qualified dividends. The Fund generally can pass through the tax treatment of qualified dividends it receives to holders of AMPS ("Preferred Stockholders") who satisfy the Restrictions. The provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to qualified dividend income are effective for taxable years commencing before January 1, 2009. Thereafter, higher tax rates will apply unless legislative action is taken. If the Fund has significant holdings in securities that pay qualified dividends, the market price of its portfolio securities may be volatile while Congress considers an extension of those Code provisions, depending on the anticipated outcome of the legislation.


                    The Fund may seek to enhance the level of qualified dividend income it receives by engaging in dividend capture trading. The use of dividend capture strategies exposes the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. See "The Fund's Investments--Dividend Capture Trading."

                    See "The Fund's Investments" and "Tax Matters."

                    The Fund may, for cash management purposes, during a reasonable period following this offering, or for defensive purposes, temporarily hold all or a substantial portion of its assets in cash, in short-term money market instruments, including shares of money market funds that are managed by Neuberger Berman, or in debt securities. A reasonable period following any offering would not be expected to exceed three months. See "The Fund's Investments" and "Risks."


                    The Fund's investments are subject to diversification, liquidity and related guidelines that may be established in connection with the Fund's efforts to receive and maintain ratings of "Aaa" and "AAA" from Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch"), respectively, for the AMPS. Ratings issued by Moody's, Fitch or any other nationally recognized statistical ratings organization ("rating agency") do not eliminate or mitigate the risks of investing in AMPS.


NEUBERGER
BERMAN'S
APPROACH TO
SECURITIES......    Neuberger Berman utilizes a multi-step process to select
                    income-producing securities. Securities are ranked by the Neuberger Berman, LLC Research Department, and the securities with the greatest potential for price appreciation are then selected and compared with the S&P
                    500 Index to determine which provide a higher dividend yield. Neuberger Berman, LLC's Chief Investment Officer and a team of portfolio managers then apply their own market expertise, a diversity of perspective, and risk analysis tools to this higher-yielding recommended list to arrive at a final portfolio that reflects the best thinking of Neuberger Berman's expert managers and research analysts.

                    Neuberger Berman's investment philosophy in selecting securities of Real Estate Companies is driven by traditional on-site real estate analysis and frequent meetings with company management; a combination of fundamental securities analysis and direct real estate analysis with property sector diversification; a disciplined valuation methodology; and an investment strategy to develop a portfolio with a broad mix of real estate securities.

                    Neuberger Berman focuses on quality of management, relative equity valuation levels within the real estate securities universe, and relative property sector performance expectations.


RATINGS OF AMPS.    The Fund will issue AMPS only if the shares carry a credit quality rating of "Aaa" from Moody's and "AAA" from Fitch at the time of closing. There can be no assurance that the AMPS will carry a rating of "Aaa" from Moody's and "AAA" from Fitch at all times in the future. These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell those shares inasmuch as the rating does not comment as to market price or suitability for a particular investor. The ratings described above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by the Fund and NB Management and information obtained from other sources.
                    The ratings may be changed, suspended or withdrawn in the rating agencies' discretion as a result of changes in, or the unavailability of, such information. See "Description of AMPS--Rating Agency Guidelines and Asset Coverage."



USE OF PROCEEDS.    The Fund anticipates that it will invest substantially all of the net proceeds of this offering of AMPS in accordance with its investment objective and policies within three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market instruments, including shares of money market funds that are managed by Neuberger Berman.
                    The Fund does not expect that income from such investments would be qualified dividend income.



INTEREST RATE
TRANSACTIONS....    In connection with the Fund's use of leverage through the
                    issuance of AMPS or through the issuance of commercial paper and/or borrowing by the Fund, it may seek to hedge the interest rate risks associated with the leverage through interest rate swaps, caps or other derivative transactions. These transactions involve investment techniques and risks different from those associated with portfolio transactions in equity and debt securities. There is no assurance that any interest rate hedging transaction, if undertaken, will be successful and such transactions may adversely affect the Fund's achievement of its investment objective and could enhance or harm the overall performance of the Fund. See "Interest Rate Transactions."



NEUBERGER BERMAN    NB Management serves as the investment manager of the Fund.
                    Subject to the general supervision of the Fund's Board, NB
                    Management is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. NB Management receives a fee, payable monthly, in a maximum annual amount equal to .85% of the Fund's average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage ("Managed Assets"). The liquidation preference of the AMPS is not considered a liability or permanent equity. NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of .20% of the Fund's average daily Managed
                    Assets from the commencement of operations through October
                    31, 2008, and at a declining rate thereafter through October 31, 2010.

                    NB Management has retained Neuberger Berman, LLC to serve as the Fund's sub-adviser, responsible for providing investment recommendations and research. NB Management (and not the Fund) pays a portion of the fees it receives to Neuberger Berman, LLC in return for its services.


CUSTODIAN,
AUCTION AGENT
AND TRANSFER
AGENT...........    State Street Bank and Trust Company serves as custodian of the Fund's assets. The Bank of New York serves as the Fund's Auction Agent and transfer agent. See "Custodian,
                    Auction Agent and Transfer Agent."





SPECIAL RISK
CONSIDERATIONS..    RISK IS INHERENT IN ALL INVESTING.  Therefore, before
                    investing in the AMPS of the Fund you should consider certain risks carefully. The primary risks of investing in AMPS are:



                    LEVERAGE RISK. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the AMPS' asset coverage.



                    The Fund will issue AMPS, which typically pay dividends based on short-term interest rates, and will use the proceeds to buy portfolio securities. If short-term interest rates rise, dividend rates on the AMPS may rise so that the amount of dividends to be paid to Preferred Stockholders exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the AMPS, however, dividend rates on the AMPS would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the AMPS would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS.



                    Because the fees paid to NB Management are calculated on the basis of the Fund's Managed Assets (which includes the liquidation preference of the AMPS), the fees will be higher when leverage is utilized, giving NB Management an incentive to favor the use of leverage.



                    AUCTION RISK. If an auction fails you may not be able to sell some or all of your AMPS. As a result, your investment in AMPS may be illiquid. Neither the Broker-Dealers nor the Fund are obligated to purchase AMPS in an auction or otherwise, nor is the Fund required to redeem AMPS in the event of a failed auction.



                    SECONDARY MARKET RISK. If you try to sell your AMPS between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for

                    $25,000 per share plus accumulated and unpaid dividends, especially when market interest rates are rising. If the Fund has designated a special rate period, changes in interest rates are more likely to affect the price you would receive if you sold your shares in the secondary market. You may transfer your shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into an agreement with a Broker-Dealer.


                    RATING AGENCY AND ASSET COVERAGE RISK. A rating agency could downgrade the AMPS, which could affect their liquidity and their value in a secondary market. The value of the Fund's investment portfolio may decline, reducing the asset coverage for the AMPS. The Fund may be forced to redeem your AMPS to meet regulatory or rating agency requirements or may voluntarily redeem your shares.



                    PAYMENT RESTRICTIONS. The Fund may not declare or pay any dividends or other distributions on AMPS or Common Shares unless it satisfies certain conditions, including certain asset coverage requirements. See "Description of AMPS--Dividends and Rate Periods--Restriction of Dividends and Other Distributions." These prohibitions on the payment of dividends or other distributions might impair the Fund's ability to maintain its qualification for treatment as a regulated investment company for federal income tax purposes. The Fund intends to redeem AMPS if necessary to comply with the asset coverage requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification for that tax treatment. See "Tax Matters."



                    In addition to the risks described above, certain general risks of investing in the Fund may under certain circumstances limit the Fund's ability to pay dividends and meet its asset coverage requirements on the AMPS. These risks include:


                    LIMITED OPERATING HISTORY. The Fund is a recently organized, non-diversified, closed-end management investment company that has only been operational since March 30, 2004.

                    INVESTMENT RISK. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

                    COMMON EQUITY SECURITY RISK. A portion of your investment in Fund shares represents an indirect investment in Real Estate Company securities and other equity securities owned by the Fund, substantially all of which are traded on a national securities exchange or in over-the-counter markets. The Fund has substantial exposure to common equity securities. Although common equity securities have historically generated higher average returns than fixed-income securities over the long term, common equity securities also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common equity security held by the Fund. In addition, the prices of common equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common equity securities to which the Fund has exposure.

                    Common equity security prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common equity security prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase. The Fund's use of leverage magnifies common equity security risk. See "Risks--Leverage Risk."


                    PREFERRED EQUITY SECURITY RISK. The Fund has substantial exposure to preferred equity securities. Preferred equity securities involve credit risk, which is the risk that a preferred equity security will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred equity securities involves certain other risks. Certain preferred equity securities contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred equity securities) or defer distributions (in the case of "cumulative" preferred equity securities). If the Fund owns a preferred equity security on which distributions are deferred, the Fund nevertheless may be required to report income for tax purposes while it is not receiving distributions on that security. Preferred equity securities often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers' call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred equity securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred equity securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred equity securities may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock. The Fund's use of leverage magnifies preferred equity security risk. See "Risks--Leverage Risk."


                    CONVERTIBLE SECURITY RISK. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company's common stockholders. Consequently, an issuer's convertible securities generally entail less risk than its common stock. However, convertible securities typically fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations. See "Risks--Convertible Security Risk."

                    RISKS OF SECURITIES OF REAL ESTATE COMPANIES. Although the values of the securities of Real Estate Companies reflect the perceived operating values of those companies and do not always move in tandem with the prices of real estate assets, because the Fund may concentrate a portion of its assets in the real estate industry, your investment in the Fund may be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

                    Values of the securities of Real Estate Companies may fall, among other reasons, because of the failure of borrowers from such Real Estate Companies to pay their loans or because of poor management of the real estate properties owned by such Real Estate Companies. Many Real Estate Companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a Real Estate Company's operations and market value in periods of rising interest rates. Since interest rates are currently at or near historical lows, it is likely that they will rise in the near future. Restrictions contained in the agreements under which many Real Estate Companies borrow money from banks and other lenders may affect a Real Estate Company's ability to operate effectively. Real estate risks may also arise where Real Estate Companies fail to carry adequate insurance, or where a Real Estate Company may become liable for removal or other costs related to environmental contamination. Real Estate Companies may operate within particular sectors of the real estate industry, such as apartments, office and industrial, regional malls and community centers, hotels and lodging and the health care sector, that are subject to specific sector-related risks.

                    Real Estate Companies tend to be small to medium-sized companies. Real Estate Company securities, like other smaller company shares, can be more volatile than, and perform differently from, larger company shares. Smaller Real Estate Companies often have narrower markets and more limited managerial and financial resources than larger companies. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares.


                    REITs are subject to highly technical and complex provisions in the Code. There is a possibility that a REIT may fail to qualify for pass-through income tax treatment under the Code or may fail to maintain exemption from registration under the Investment Company Act of 1940, as amended ("1940 Act"), either of which could adversely affect its operations.


                    Terrorist incidents can adversely affect the value of a property or an entire area substantially and unexpectedly. These incidents can also disrupt or depress the economy, business, and tourism, which may adversely affect the value of properties in particular industries, E.G., hotels and retail establishments. Higher insurance costs may adversely affect Real Estate Companies, and certain Real Estate Companies may be unable to obtain certain kinds of insurance. See "Risks--Risks of Securities of Real Estate Companies."

                    INTEREST RATE RISK. Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common shares, will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall. Generally, the longer the maturity of a fixed-income security, the more its value falls in response to a given rise in interest rates. The Fund's investment in such securities means that the Fund's net asset value and the asset coverage for the AMPS will tend to decline if market interest rates rise. Since interest rates are at or near historical lows, it is likely that they will rise in the near future. The Fund's use of leverage magnifies the interest rate risks. See "Risks--Interest Rate Risk."



                    CREDIT RISK. Credit risk is the risk that an issuer of a debt security, or the counterparty to a derivative contract or other obligation, becomes unwilling or unable to meet its obligation to make interest and principal payments when due. In general, lower-rated debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of debt securities in the Fund's portfolio, the value of those obligations could decline, which could reduce the asset coverage on the AMPS, negatively impact the rating agencies' ratings of any AMPS and increase the dividend rate that the Fund must pay on AMPS. Even if an issuer does not actually default, adverse changes in the issuer's financial condition, management performance or financial leverage or a reduced demand for the issuer's goods and services may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations and, correspondingly, the net asset value of the Fund. See "Risks--Credit Risk."


                    INFLATION RISK. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates.

                    DEFLATION RISK. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

                    CALL RISK. Some debt securities allow the issuer to call them for early repayment. Issuers of such securities will often call them when interest rates are low. To the extent this occurs, the Fund may not benefit fully from the increase in market value that other debt securities experience when rates decline. In addition, the Fund likely would have to reinvest the proceeds of the payoff at current yields, which would be lower than those paid by the callable security that was paid off.

                    EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration and thereby make it more sensitive to interest rate risk.

                    REINVESTMENT RISK. Income from the Fund's investments in Real Estate Company securities and debt securities will decline if and when the Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the Fund's current earnings rate. A decline in income could affect the Common Shares' market price or their overall return.

                    RISKS OF BELOW-INVESTMENT GRADE QUALITY
                    SECURITIES. Below-investment grade quality debt securities (also called high-yield securities) are commonly referred to as "junk bonds." Below-investment grade quality securities are considered predominantly speculative with respect to an issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer or the industry in general. The market value of these securities tends to be volatile. Issuers of below-investment grade quality debt securities may be highly leveraged and may not have available to them more traditional methods of financing. Below-investment grade quality securities are less liquid than investment grade securities. There are fewer dealers in the market for high-yield securities than for investment grade securities. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much higher than for high-quality instruments. Under adverse market or economic conditions, the secondary market for high-yield securities may contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities under these circumstances may be less than the prices used in calculating the Fund's net asset value. See "Risks--Risks of Investing in Below-Investment Grade Quality Securities."

                    MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. In a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. In certain instances, the credit risk can be reduced by third-party guarantees or other forms of credit support.

                    FOREIGN SECURITIES RISK. The prices of foreign securities may be affected by factors not present with securities traded in U.S. markets, including currency exchange rates, foreign political, social, diplomatic and economic conditions, less stringent regulation of issuers, securities markets and market participants, and higher volatility. Withholding and other non-U.S. taxes may also decrease the Fund's return. As a result, many foreign securities may be less liquid and more volatile than U.S. securities. To help control this risk, the Fund invests in foreign issuers located only in industrialized countries. See "Risks--Foreign Securities Risk."

                    ILLIQUIDITY RISK. The Fund may invest in securities that are illiquid at the time of investment, which means a security that cannot be sold within seven days at a price that approximates the price at which the Fund is carrying it. Illiquid securities may trade at a discount from more liquid investments that are otherwise comparable, and may be subject to wider and more rapid fluctuations in market value. Illiquid securities are more difficult to value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

                    MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. Neuberger Berman, the Asset Allocation Committee and the portfolio management staff apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.


                    DERIVATIVES RISK. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments, such as options, futures contracts and swap agreements, and may engage in short sales for hedging purposes or to seek to enhance its returns. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as illiquidity risk, interest rate risk, credit risk, leverage risk, and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxable income that the Fund must distribute to its stockholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund engages in these transactions to reduce exposure to other risks when that would be beneficial.


                    INTEREST RATE TRANSACTIONS RISK. If the Fund enters into interest rate hedging transactions, a decline in interest rates may result in a decline in the net amount receivable (or increase the net amount payable) by the Fund under the hedging transaction, which could result in a decline in the Fund's net assets. See "Interest Rate Transactions" and "Risks--Interest Rate Transactions Risk."


                    PORTFOLIO TURNOVER. Due to the need to sometimes change allocation between security types and asset classes, the Fund may have a high portfolio turnover rate. The Fund may engage in active and frequent trading when considered appropriate by NB Management, which may result in increased transaction costs and realized capital gains. Although in normal market conditions the Fund does not expect that its annual portfolio turnover rate will exceed 70%, the Fund has not established any limit on the rate of portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transaction expenses that are borne by the Fund, which could reduce the amount of income available for distribution on the AMPS, and the possible generation of taxable income. See "The Fund's Investments--Portfolio Turnover" and "Tax Matters."


                    TAX RISK. The Fund may invest in preferred securities, REIT securities, convertible securities or other securities the federal income tax treatment of the income from which may not be clear or may be subject to recharacterization by the Internal Revenue Service ("IRS"). It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments was successfully challenged by the IRS.


                    The tax treatment of any qualified dividend income may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions that currently apply to the favorable tax treatment of such income. Unless legislative action is taken, the favorable tax treatment of qualified dividend income will expire for taxable years commencing after December 31, 2008. If the Fund has significant holdings in securities that pay qualified dividends, the market price of its portfolio securities may be volatile while Congress considers an extension of those Code provisions, depending on the anticipated outcome of the legislation. There can be no assurance as to what portion, if any, of the Fund's distributions will constitute qualified dividend income.


                    PAYMENT RISK. The Fund relies primarily on the dividends and interest it earns from its portfolio securities, which can vary widely over the short and long-term, and the capital appreciation it realizes upon the sale of portfolio securities to make distributions Preferred Stockholders. Dividends on common equity securities are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. Certain securities in which the Fund invests may pay qualified dividends, which are eligible for favorable tax treatment. See "The Fund's Investments--Investment Strategies and Parameters of the Fund's Portfolio--Qualified Dividend Income" and "Tax Matters." There can be no assurance as to whether this favorable tax treatment may influence the level of dividends that an issuer's board determines to pay or whether this favorable tax treatment will continue for taxable years commencing after December 31, 2008. As described further in "Risks--Common Equity Security Risk," the market prices of common equity security prices may fluctuate significantly. There can be no assurance that market prices will remain at current levels or increase over time or that the Fund will be able to realize capital appreciation on its portfolio securities. The Fund's ability to make distributions may be impacted if it does not realize such capital appreciation.


                    If prevailing market interest rates drop, distribution rates of the Fund's preferred stock holdings and any bond holdings could drop as well. The Fund's income also would likely be adversely affected when prevailing short-term interest rates increase and the Fund is utilizing leverage. To maintain a stable dividend rate, the Fund may make distributions that constitute in part a return of capital. Any return of capital as a portion of distribution will adversely impact future performance. If the distributions the Fund receives from REITs and other issuers are later recharacterized by those issuers as a non-taxable return of capital, the Fund may have to recharacterize distributions it made to its stockholders as a return of capital. See "Distributions" and "Tax Matters."

                    TERRORISM; EVENTS IN IRAQ. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war in Iraq and its aftermath, the continuing occupation of Iraq and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers or related groups of issuers. A similar disruption of financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the AMPS and adversely affect Fund service providers and the Fund's operations. See "Risks--Terrorism; Events in Iraq."


                    NON-DIVERSIFIED STATUS RISK. The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in the securities of a single issuer than a "diversified" fund. However, the Fund has adopted a policy that it will not invest more than 10% of its total assets in the securities of any one issuer and it intends to comply with the diversification requirements of the Code applicable to regulated investment companies. Nonetheless, the Fund is more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments" and "Risks--Non-Diversified Status Risk" and, in the SAI, "Tax Matters."


                    CERTAIN AFFILIATIONS. Certain broker-dealers may be considered to be affiliated persons of the Fund or Neuberger Berman. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of AMPS, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.



                    ANTI-TAKEOVER PROVISIONS. The Fund's Articles of Incorporation (which, as hereafter amended, restated or supplemented from time to time are, together with the Articles Supplementary, referred to as the "Articles") and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. If the Fund were converted to open-end status, the Fund would have to redeem the AMPS. See "Anti-Takeover and Other Provisions in the Articles of Incorporation" and "Risks--Anti-Takeover P"rovisions."



                    For further discussion of the risks associated with investing in the AMPS and the Fund, see "Risks."



DIVIDENDS AND
RATE PERIODS....    The table below shows the dividend rate, the dividend
                    payment date and the number of days for the initial rate period for each series of AMPS offered in this Prospectus.
                    For subsequent rate periods, each series of AMPS will pay dividends based on rates set at auctions normally held every seven days for Series A AMPS and every 28 days for Series B AMPS. In most instances, dividends are payable on the first business day following the end of the rate period. The rate set at an auction will not exceed a maximum rate (which is determined in accordance with procedures described in the Articles Supplementary).



                    Dividends on AMPS will be cumulative from the date the shares are first issued and will be paid only out of legally available funds.

                                     DIVIDEND PAYMENT
                                   DATE FOR INITIAL RATE  NUMBER OF DAYS OF
             INITIAL DIVIDEND RATE        PERIOD         INITIAL RATE PERIOD
             --------------------- --------------------- -------------------
    Series A             %                   , 2004
    Series B             %                   , 2004



                    The Fund may, subject to certain conditions, designate a special rate period of more than seven days with respect to Series A AMPS and more than 28 days with respect to Series B AMPS. These conditions include the Fund providing certain notices to the Auction Agent, an auction being held at which sufficient clearing bids exist, the Fund mailing any notices of redemption and depositing funds with the Auction Agent for any such redemption. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full. The dividend payment dates for special rate periods will be set out in the notice designating a special rate period. The Fund may designate a special rate period if market conditions indicate that a longer rate period would provide greater stability or attractive dividend rates.



                    See "Description of AMPS--Dividends and Rate Periods" and "The Auction."



TRADING MARKET..    The AMPS are not listed on an exchange. Instead, you may
                    place orders to buy or sell AMPS at an auction that normally is held periodically at the end of the preceding rate period by submitting the orders to a Broker-Dealer, or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in AMPS outside of auctions, but may discontinue this activity at any time.
                    There is no assurance that a secondary market will exist or, if one does exist, that it will provide Preferred
                    Stockholders with liquidity. You may transfer AMPS outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.



                    The table below shows the first auction date for each series of AMPS and the day on which each subsequent auction will normally be held for that series. The first auction date for each series of AMPS will be the business day before the dividend payment date for the initial rate period for that series. The start date for subsequent rate periods normally will be the business day following the auction date unless the then-current rate period is a special rate period, or the day that normally would be the auction date or the first day of the subsequent rate period is not a business day.


                          FIRST AUCTION DATE SUBSEQUENT AUCTION
                          ------------------ ------------------
                 Series A            , 2004
                 Series B            , 2004


ASSET MAINTENANCE   Under the Fund's Articles Supplementary for the AMPS, which establishes and fixes the rights and preferences of the AMPS, the Fund must maintain:



                  . asset coverage of the AMPS as required by Moody's and Fitch or by any other rating agency rating the AMPS, and



                  . asset coverage of at least 200% with respect to senior securities that are stock, including the AMPS.

                    If the Fund does not maintain these coverage tests or cure any deficiencies in the time allowed, some or all of the AMPS will be subject to mandatory redemption. See "Description of AMPS--Redemption--Mandatory Redemption."



                    Based on the composition of the Fund's portfolio as of April 30, 2004, the asset coverage of the AMPS as measured pursuant to the 1940 Act would be approximately 302% if the Fund were to issue all of the AMPS offered in this Prospectus, representing approximately 33% of the Fund's average daily total assets minus liabilities other than any aggregate indebtedness that is entered into for purposes of leverage ("Managed Assets").



VOTING RIGHTS...    The 1940 Act requires that the holders of the AMPS and any other preferred stock of the Fund, voting as a separate class, have the right to elect at least two Directors of the Fund at all times and to elect a majority of the Directors at any time when two years' dividends on the AMPS or any other preferred stock are unpaid. The terms of the additional Directors shall end when the Fund pays or declares and sets apart for payment, in full, all dividends payable on all outstanding AMPS.



                    As required under the Fund's Articles and the 1940 Act, certain other matters must be approved by a vote of all stockholders of all classes voting together and by a vote of the holders of AMPS and any other preferred stock of the Fund tallied separately. Each Common Share, each Preferred Share, and each share of any other series of preferred stock of the Fund, is entitled to one vote per share. See "Description of AMPS--Voting Rights" and "Anti-Takeover and Other Provisions in the Articles of Incorporation."



REDEMPTION......    Although the Fund will not ordinarily redeem AMPS, it may
                    be required to redeem AMPS if, for example, the Fund does not meet an asset coverage ratio required by law or required by the Articles Supplementary or in order to correct a failure to meet a rating agency guideline in a timely manner. See "Description of
                    AMPS--Redemption--Mandatory Redemption." The Fund also may redeem AMPS voluntarily in certain circumstances. See
                    "Description of AMPS--Redemption--Optional Redemption."



LIQUIDATION.....    The liquidation preference of the AMPS is $25,000 per
                    share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared by the Fund, but excluding interest thereon). See "Description of AMPS--Liquidation."



FEDERAL INCOME
TAXATION........    The Fund believes that the AMPS will constitute stock of
                    the Fund and that its distributions with respect to the AMPS (other than distributions in redemption of AMPS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. The Fund expects that a significant portion of those dividends will not qualify for the 15% maximum federal income tax rate on certain dividends. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that the Fund designates as capital gain dividends will be treated as long-term capital gains in the hands of holders receiving such distributions. The IRS requires that a regulated investment company that has two or more classes of stock (E.G., common stock and preferred stock) allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based on the percentage of total dividends distributed to each class for the taxable year.
                    Accordingly, the Fund intends each taxable year to allocate capital gain dividends among its Common Shares and AMPS in proportion to the total dividends paid to each class with respect to such year.

                    Pursuant to the requirements of the 1940 Act, if the Fund knows that a distribution is wholly or partially attributable to a source other than net investment income, the Fund will send a notice with that distribution showing the estimated amount from each such source. Those estimates will be based on earnings and gains as of the record date for that distribution. However, because the character for federal income tax purposes of a corporation's distributions during its taxable year is determined as of the end of that year, REITs and other Real Estate Companies can and often do, after calendar year-end, change the category (E.G., ordinary income dividend, capital gain distribution, or return of capital) of the distributions they have made during that year, which could result at that time in the Fund's also having to re-categorize some of the distributions it made to its stockholders. These would be reflected in your annual Form 1099, together with other tax information. See "Tax Matters."

                             FINANCIAL HIGHLIGHTS


      The following table includes selected data for a Common Share outstanding throughout the period presented and other performance information derived from the Fund's unaudited financial statements included in the Statement of
Additional Information dated June   , 2004. It should be read in conjunction
with the Unaudited Financial Information and notes thereto.



      Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from March 30, 2004 through April 30, 2004. Because the Fund was recently organized and commenced investment operations on March 30, 2004, the table covers less than five weeks of operations, during which a portion of the Fund's portfolio was held in temporary investments pending investment in securities that meet the Fund's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.



                                                                                                       FOR THE PERIOD
                                                                                                       MARCH 30, 2004*
                                                                                                           THROUGH
                                                                                                       APRIL 30, 2004
                                                                                                         (UNAUDITED)
                                                                                                       ---------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period..................................................................     $19.10**
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.................................................................................        .04
Net Gains or Losses on Securities (both realized and unrealized)......................................       (.72)
                                                                                                           ------
Total from Investment Operations......................................................................       (.68)
                                                                                                           ------
Less Capital Charges:
   Issuance of Common Shares..........................................................................       (.04)
                                                                                                           ------
Net Asset Value, End of Period........................................................................     $18.38
                                                                                                           ======
Market Value, End of Period...........................................................................     $18.10
                                                                                                           ======
Total Investment Return on Net Asset Value............................................................      -3.77%***
                                                                                                           ======
Total Investment Return on Market Value...............................................................      -9.50%***
                                                                                                           ======
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in millions)...............................................................     $106.7
Ratio of Expenses to Average Net Assets (net of expense offset arrangements and before expense waiver)       1.10%****
Ratio of Expenses to Average Net Assets (before expense offset arrangements and net of expense waiver)        .89%****
Ratio of Expenses to Average Net Assets (net of expense offset arrangements and expense waiver).......        .89%****
Ratio of Net Investment Income (Loss) to Average Net Assets...........................................       2.14%
Portfolio Turnover Rate (%)...........................................................................          4%

--------
*    Commencement of operations.
** Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the holders of Common Shares ("Common Stockholders") from the $20.00 offering price.
*** Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $.90 per share paid by the Common Stockholders on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 per share paid by the Common Stockholders on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

**** Annualized. There were no AMPS outstanding during the period shown, and these ratios do not reflect the effect of dividend payments to Preferred Stockholders.



                See accompanying notes to financial statements.

                                   THE FUND

      The Fund is a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a corporation on January 29, 2004 pursuant to Articles of Incorporation governed by the laws of the State of Maryland. The Fund issued an aggregate of 5,800,000 Common Shares, par value $.0001 per share, pursuant to the initial public offering thereof and commenced investment operations on March 30, 2004. The Fund's Common Shares are traded on the AMEX under the symbol "NDD." Its principal office is located at 605 Third Avenue, Second Floor, New York, New York 10158-0180, and its telephone number is 877-461-1899.


      The following provides information about the Fund's outstanding shares as of April 30, 2004:



                                   AMOUNT HELD BY THE FUND
  TITLE OF CLASS AMOUNT AUTHORIZED     FOR ITS ACCOUNT     AMOUNT OUTSTANDING
  -------------- ----------------- ----------------------- ------------------
   Common.......   *999,995,200               0                5,805,236
   Preferred
     Series A...          2,400               0                        0
     Series B...          2,400               0                        0

--------

* A total of 1,000,000,000 shares of capital stock of the Fund are authorized under the Articles, all originally designated common stock pursuant to the Articles. The Board may classify or reclassify any unissued shares of capital stock from time to time without a stockholder vote into one or more classes of preferred or other stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. The Board has reclassified 2,400 shares of common stock as Series A AMPS and 2,400 shares of common stock as Series B AMPS, and has authorized the issuance of those AMPS.


                                USE OF PROCEEDS


      The net proceeds of the offering of AMPS are estimated to be approximately $51,700,000, after payment by the Fund of the sales load and estimated offering costs. The Fund anticipates that it will invest substantially all of the net proceeds in accordance with its investment objective and policies within three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high-quality, short-term money market instruments, including shares of money market funds that are managed by Neuberger Berman. The Fund does not expect that income from such investments would be qualified dividend income.

                                CAPITALIZATION


      The following table sets forth the unaudited capitalization of the Fund as of April 30, 2004, and as adjusted to give effect to the issuance of the AMPS offered in this Prospectus.



                                                                              AS OF APRIL 30, 2004
                                                                                   (UNAUDITED)
                                                                           --------------------------
                                                                              ACTUAL      AS ADJUSTED
                                                                           ------------  ------------
AMPS, par value $.0001 per share (no shares issued; 2,100, as adjusted, at
  $25,000 per share liquidation preference)............................... $        --   $ 52,500,000
Stockholders' equity:
Common Shares, par value, $.0001 per share (5,805,236 shares issued and
  outstanding)............................................................          581           581
Capital in excess of par value attributable to Common Shares..............  110,647,217   109,847,217
Undistributed investment income--net......................................      205,552       205,552
Accumulated realized gain (loss)--net.....................................       27,911        27,911
Unrealized appreciation (depreciation) on investments--net................   (4,204,272)   (4,204,272)
Net Assets attributable to Common Shares.................................. $106,676,989   105,876,989
Managed Assets............................................................ $106,676,989  $158,376,989



      As used in this Prospectus, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Common Shares and AMPS, with no deduction for the liquidation preference of AMPS. For financial reporting purposes, however, the Fund is required to deduct the liquidation preference of its outstanding AMPS from net assets so long as the AMPS have redemption features that are not solely within the control of the Fund. In connection with the rating of the AMPS, the Fund has established in its Articles various portfolio covenants to meet third-party rating agency guidelines. These covenants include, among other things, investment diversification requirements and requirements that investments included in the Fund's portfolio meet specific industry and credit quality criteria. Market factors outside the Fund's control may affect its ability to meet the criteria of third-party rating agencies set forth in the Fund's portfolio covenants. If the Fund violates these covenants, it may be required to cure the violation by redeeming all or a portion of the AMPS. For all regulatory purposes, the AMPS will be treated as stock (rather than indebtedness).

                            THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE

      The Fund's investment objective is total return, which is comprised of high current income, a portion of which may be qualified dividend income, and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. There can be no assurance as to what portion, if any, of the Fund's distributions will constitute qualified dividends. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund without stockholder approval.

INVESTMENT STRATEGIES AND PARAMETERS OF THE FUND'S PORTFOLIO

      Under normal market conditions, the Fund:

     . invests at least 80% of its total assets in securities that pay dividends;

     . invests at least 80% of its total assets in a combination of (1) income-producing securities recommended by the Neuberger Berman, LLC Research Department that, at the time of investment, have a dividend yield greater than the dividend yield of the S&P 500 Index, and (2) income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by Real Estate Companies (including REITs); and

     . may invest up to 20% of its total assets in other debt and equity securities and money market instruments.

      While the proportions of income-producing securities recommended by the Neuberger Berman, LLC Research Department and Real Estate Company securities will change over time to reflect the Asset Allocation Committee's evaluation of the markets, the Fund, under normal market conditions, always invests at least 20% of its total assets in income-producing securities recommended by the Neuberger Berman, LLC Research Department and at least 20% of its total assets in securities of Real Estate Companies.

      The Fund will not invest more than 10% of its total assets in the securities of any one issuer. The Fund may invest up to 15% of its total assets in securities of issuers in industrialized countries other than the United States, which may be denominated in currencies other than the U.S. dollar.

      Certain of the income-producing securities recommended by the Neuberger Berman, LLC Research Department may pay qualified dividend income.

      With respect to investments in securities of Real Estate Companies, the Fund will, in current market conditions, invest primarily in "equity-oriented" REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents.

      The Fund may invest up to 20% of its total assets in other debt and equity securities and money market instruments, which may include non-equity income-producing securities and equity securities that do not pay dividends with yields higher than the average yield of the S&P 500 Index but that the Asset Allocation Committee believes will increase their dividends based on a projected catalyst or event. Certain of these securities may pay qualified dividend income.

      The Fund's investment in debt securities may include below-investment grade quality debt securities (also called high-yield securities), which are commonly referred to as "junk bonds." Securities of below-investment grade quality are considered to be predominantly speculative with respect to capacity to pay interest and dividend income and repay principal.

      The Asset Allocation Committee's members will be Jack L. Rivkin, Chief Investment Officer and head of the Research Department of Neuberger Berman, LLC, and Steven R. Brown, Richard S. Levine and Michelle B. Stein, the Fund's portfolio managers. The Asset Allocation Committee will periodically allocate assets between income-producing securities recommended by the Neuberger Berman, LLC Research Department and Real Estate Company securities based on an analysis of relative historic and projected spreads and total returns, E.G., the differences in yield between the portfolio segments, adjusted to reflect the Asset Allocation Committee's conclusions about their relative levels of risk. This analysis will be dependent upon a review of a variety of economic factors and expected rates of return, such as projected interest rate movements, industry cycles, volatility forecasts and secular and political trends. The Fund seeks to benefit as well from opportunistic, tactical asset allocation as values shift between income-producing portfolio segments.


      QUALIFIED DIVIDEND INCOME. Certain dividend income from the securities in which the Fund invests may qualify for favorable federal income tax treatment. "Qualified dividend income" received by individual stockholders is taxed for federal income tax purposes at long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividends generally include dividends the Fund receives on securities of most domestic corporations and of foreign corporations that meet certain specified criteria if (1) the Fund holds the securities for more than 61 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 91 days during the associated 181-day period, in the case of certain preferred stocks) and (2) is not obligated to make related payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The Fund anticipates that the dividends it receives from REITs generally will not constitute qualified dividends. The Fund generally can pass the tax treatment of qualified dividends it receives through to Preferred Stockholders who satisfy certain restrictions. The Code provisions applicable to qualified dividend income are effective for taxable years commencing before January 1, 2009. Thereafter, higher tax rates will apply unless further legislative action is taken. If the Fund has significant holdings in securities that pay qualified dividends, the market price of its portfolio securities may be volatile while Congress considers an extension of those Code provisions, depending on the anticipated outcome of the legislation.


PORTFOLIO COMPOSITION

      COMMON EQUITY SECURITIES, PREFERRED EQUITY SECURITIES AND CONVERTIBLE SECURITIES. The Fund may invest in common equity securities, preferred equity securities and convertible securities.

     . COMMON EQUITY SECURITIES. Common equity securities are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common equity securities usually carry with them the right to vote and frequently an exclusive right to do so.

     . PREFERRED EQUITY SECURITIES. Preferred equity securities generally have a preference as to dividends and liquidation over an issuer's common equity securities but rank junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, dividends on preferred equity securities are payable only if declared by the issuer's board of directors. Preferred equity securities also may be subject to optional or mandatory redemption provisions. Preferred equity securities in which the Fund invests generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

     . CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

      The relative investment in common stock, preferred stock and convertible securities are subject to market conditions at the time of such initial investment, the current market prices of such securities and Neuberger Berman's views on the marketplace for such securities. The Fund's portfolio composition can be expected to vary over time based on the Asset Allocation Committee's assessment of market conditions.

      REAL ESTATE COMPANIES. A Real Estate Company is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or has at least 50% of its assets invested in such real estate). The Fund may also invest in rights or warrants to purchase income-producing common and preferred securities of Real Estate Companies. REITs are considered to be Real Estate Companies.

      REITS. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate-related loans (such as mortgages) or other interests. REITs historically have paid relatively high dividends (as compared to other types of companies), and the Fund intends to use these REIT dividends in an effort to meet its investment objective of total return.

      REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which Equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

      Substantially all of the equity securities of Real Estate Companies, including REITs, in which the Fund currently intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Fund may invest in both publicly and privately-traded REITs.

      DEBT SECURITIES. The debt securities in which the Fund may invest include corporate debt securities, debt securities of Real Estate Companies, U.S. Government Obligations, high yield debt securities and mortgage-backed securities.

     . CORPORATE DEBT SECURITIES. Corporate debt securities are debt obligations issued by corporations and may include high-yield debt securities. Corporate debt securities may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a debt security is unsecured, it is known as a debenture. Holders of debt securities, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due to them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate debt securities may be fixed or floating, or the debt securities may be zero coupons. Interest on corporate debt securities is typically paid semi-annually and is fully taxable as ordinary income to the bondholder. Corporate debt securities contain elements of both interest-rate risk and credit risk. Corporate debt securities usually yield more than government or agency debt securities due to the presence of credit risk.

     . DEBT SECURITIES OF REAL ESTATE COMPANIES. Debt securities of Real Estate Companies in which the Fund may invest include all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. These securities may bear interest at fixed rates or variable rates of interest, and may involve equity features such as contingent interest or participation based on revenues, rents or profits.

     . U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as certain "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value" and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. government, are supported only by the credit of the instrumentality. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. Even where a security is backed by the full faith and credit of the U.S. Treasury, it does not guarantee the market price of that security, only the payment of principal and/or interest.


     . HIGH-YIELD DEBT SECURITIES. High-yield debt securities are debt securities rated below investment grade (below BBB-/Baa3 or the equivalent) or unrated debt securities deemed by NB Management to be of comparable quality. These securities typically offer investors higher yields than other fixed-income securities. The higher yields are justified by the weaker credit profiles of high-yield issuers as compared to investment grade issuers. Below-investment grade quality debt securities are commonly referred to as "junk bonds." Securities that are below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuers' capacity to pay interest and repay principal. The issuers of these securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade issuers. Such issuers may be in default or there may be present elements of danger with respect to principal or interest. If one rating agency assigns an investment grade rating and another rating agency assigns a below-investment grade rating to the same security, NB Management will determine which rating it considers more appropriate and categorize the security accordingly. For a description of security ratings, see Appendix B of the SAI.


      High-yield debt securities include debt obligations of all types issued by U.S and non-U.S. corporate and governmental issuers, including bonds, debentures and notes, and preferred stocks that have priority over any other class of stock of the issuer as to the distribution of assets or the payment of dividends. A high-yield debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the debt security or acquired as part of a unit with the debt security. The high-yield debt securities in which the Fund invests may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, pay-in-kind and auction rate features. The Fund invests in high-yield debt securities of a broad range of issuers and industries.

     . MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. government agency or instrumentality (such as GNMA, Fannie Mae, and Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage banks, commercial banks, investment banks, and special purpose entities. Private mortgage-backed securities may be supported by U.S. government agency mortgage-backed securities or some form of non-governmental credit enhancement.

      Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage-backed securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

      If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, are equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "interest rate risk."

      FOREIGN SECURITIES. The Fund may invest in securities of issuers in industrialized countries other than the United States, which may be denominated in currencies other than the U.S. dollar.

     . U.S. DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES. These are securities of foreign issuers (including banks, governments and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable CDs, bankers' acceptances, and commercial paper. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation and confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. It may be difficult to invoke legal process or to enforce contractual obligations abroad.

     . FOREIGN CURRENCY-DENOMINATED SECURITIES. Foreign currency-denominated securities are denominated in or indexed to foreign currencies, including (1) CDs (including similar time deposits), commercial paper, and bankers' acceptances issued by foreign banks, (2) obligations of other corporations, and (3) obligations of foreign governments, their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency-denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding section, and the additional risks of (a) adverse changes in foreign exchange rates and
        (b) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

      Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

      Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

      Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

      AMERICAN DEPOSITARY RECEIPTS. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information. If the underlying security is denominated in a foreign currency, investment in the ADR is subject to the risk of fluctuations in the exchange rate, even though the ADR is denominated in U.S. dollars.

      FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a fixed price ("Forward Contracts"). The Fund enters into Forward Contracts in an attempt to hedge against changes in prevailing currency exchange rates. Forward Contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund that are denominated in a foreign currency or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

      OPTIONS ON FOREIGN CURRENCIES. The Fund may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options. Certain options on foreign currencies are traded on the over-the-counter market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. The Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the dollar equivalent of dividends, interest, or other payments on those securities.

      The Fund is not obligated to hedge its foreign currency exposure or to use options on foreign currencies and it makes no representation as to the availability, use or success of any such technique.

      ILLIQUID SECURITIES. Substantially all of the equity securities in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Fund may, however, invest in illiquid securities (I.E., securities that at the time of purchase by the Fund are not readily marketable), which include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of

1933, as amended (the "Securities Act"), and that are not deemed to be liquid, privately-traded REITs and repurchase agreements with maturities in excess of seven days. The Board of Directors has the authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. The Board of Directors has delegated to NB Management the day-to-day determination of the illiquidity of certain securities held by the Fund, although it has retained oversight of such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed NB Management to look for such factors as the nature of the market for a security (including the institutional private resale market); the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and other permissible relevant factors.

      Restricted securities may be sold only in privately-negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

      Illiquid securities will be priced at fair value as determined in good faith by NB Management acting pursuant to procedures adopted by the Board of Directors. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. See "Net Asset Value." If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund is in a position where a substantial portion of the value of its total assets are invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take steps NB Management deems advisable, if any, to protect liquidity.

      As discussed below under "Interest Rate Transactions," the Fund currently intends to segregate cash or liquid securities with its custodian having a value at least equal to the Fund's net payment obligations under any interest rate swap transaction, marked to market daily.

      CASH POSITIONS. In anticipation of or in response to adverse market conditions, for cash management purposes, during a reasonable start-up period following the completion of any offering, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of money market funds that are managed by Neuberger Berman or bonds or other debt securities. Doing so may help the Fund avoid losses but may mean lost opportunities for the Fund to achieve its investment objective. A reasonable start-up period following any offering would not be expected to exceed three months.

      Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by such obligations, commercial paper and shares of money market funds, including money market funds for which NB Management or an affiliate serves as investment manager ("Affiliated Money Market Funds"). To the extent the Fund purchases shares of a money market fund, the Fund indirectly bears its proportionate share of the advisory fees and other operating expenses of such fund.

      Cash reserves may be invested in Affiliated Money Market Funds if such investments are expected to produce higher net returns, reduce transaction costs, create more liquidity and/or increase diversification for the Fund as compared to comparable overnight investment vehicles. When assets are invested in an Affiliated Money Market Fund, NB Management waives a portion of its investment advisory fee on the Fund equal to the advisory fee paid on those assets by the Affiliated Money Market Fund.

SECURITIES LENDING

      The Fund may lend its portfolio securities (principally to broker-dealers) when such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. The Fund would continue to receive the income on the loaned securities and would at the same time earn interest on the collateral or on the investment of any cash collateral. The Fund may invest such cash collateral in Affiliated Money Market Funds, subject to the policies discussed above under "Cash Positions." (Because the collateral received by the Fund is not considered a part of Managed Assets for purposes of calculating the Fund's advisory fee, there is no waiver of the advisory fee for collateral invested in an Affiliated Money Market Fund.) The Fund will not lend portfolio securities representing more than one-third of its total assets.

      Lending securities involves a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly, or if the Fund is prevented from disposing promptly of the collateral in the event the borrower defaults.

DIVIDEND CAPTURE TRADING

      The Fund may seek to enhance the level of qualified dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund would sell a stock eligible to pay qualified dividends on or shortly after the date on which the Fund becomes eligible to receive a dividend payment on this stock. With the sale proceeds, the Fund would then immediately purchase another stock eligible to pay qualified dividends. The newly purchased stock would be expected to pay a dividend that the Fund would receive before the next dividend of the stock sold by the Fund. Through this practice, the Fund may receive a greater number of dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four payments in a hold-only strategy. In order for dividends to constitute qualified dividends, the Fund must comply with the holding period requirements described herein. The use of dividend capture strategies exposes the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

PORTFOLIO TURNOVER


      Due to the need to sometimes change allocation between security types and asset classes, the Fund may have a high portfolio turnover rate. The Fund may engage in active and frequent trading when considered appropriate by NB Management, which may result in increased transaction costs and realized capital gains. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 70% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion of NB Management, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund's realization of net short-term capital gains that, when distributed to its stockholders, will be taxable to them as ordinary income. See "Tax Matters."


FUNDAMENTAL INVESTMENT POLICIES


      The Fund has adopted certain fundamental investment policies designed to limit investment risk. These fundamental limitations may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if outstanding, AMPS voting as a single class, as well as by the vote of a majority of the outstanding AMPS tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. See "Investment Objective, Policies and Limitations" and "Investment Strategies, Techniques and Risks" in the SAI for a list of the fundamental and non-fundamental investment policies of the Fund. See "Description of AMPS--Voting Rights" and the SAI under "Description of Shares--AMPS--Voting Rights" for additional information with respect to the voting rights of holders of AMPS.


      The Fund may become subject to guidelines that are more limiting than the fundamental investment policies referenced above in order to obtain and maintain ratings from a rating agency in connection with the Fund's utilization of leverage. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Stockholders or the Fund's ability to achieve its investment objective.

NEUBERGER BERMAN'S APPROACH TO SECURITIES

      Neuberger Berman utilizes a multi-step process to select the income-producing securities recommended by the Neuberger Berman, LLC Research Department.

     . Members of the Neuberger Berman, LLC Research Department consider all the securities ranked N or B (the two highest rankings available) by the Research Department and then identify those income-producing securities that they believe provide the greatest potential for price appreciation.

     . This list of securities is then screened for securities that provide a higher dividend yield than that of the S&P 500 Index.

     . Neuberger Berman, LLC's Chief Investment Officer and a team of portfolio managers then apply their own market expertise, a diversity of perspective, and risk analysis tools to this higher-yielding recommended list to arrive at a final portfolio that reflects the best thinking of Neuberger Berman's expert managers and research analysts.

      Neuberger Berman's investment philosophy in selecting securities of Real Estate Companies is driven by:

     . an experienced portfolio management staff that believes in traditional on-site real estate analysis and frequent meetings with company management;

     . a distinct investment approach that combines fundamental securities analysis and direct real estate analysis with property sector diversification;

     . a disciplined valuation methodology that seeks attractively priced real estate securities relative to their historical growth rates and alternative property sectors; and

     . an investment strategy that seeks to develop a portfolio with a broad mix of real estate securities through quality stock selection and property sector allocation.

      Neuberger Berman focuses on quality of management, relative equity valuation levels within the real estate securities universe, and relative property sector performance expectations.

TAX IMPLICATIONS OF INVESTING


      The Fund may seek to enhance stockholders' after-tax returns by attempting to minimize distributions of its investment income and realized capital gains. The Fund may attempt to reduce its distributions that are taxed as ordinary income by investing in common and preferred stocks that pay qualified dividends. The Fund may attempt to minimize net capital gain distributions by avoiding or minimizing the sale of portfolio securities with large unrealized gains. When a decision is made to sell a particular appreciated security, the portfolio managers may select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. The portfolio managers may sell securities to realize capital losses that can be used to offset realized gains but not qualified dividends or other ordinary income.



      To protect against price declines in securities holdings with large unrealized gains, the Fund may use various hedging techniques (such as purchases and sales of futures contracts on stocks and stock indices and options thereon, purchases of put options and sales of call options on securities it holds, equity swaps, covered short sales, forward sales of stocks and purchases and sales of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund can, with certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. The Fund also may use these derivative instruments to enhance returns or as a substitute for the purchase or sale of securities. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will not be treated as qualified dividend income. In addition, use of derivatives may give rise to short-term capital gains and other income that would be treated as ordinary income, and not qualified dividend income, when distributed to the Fund's stockholders.



      Taxes are a major influence on the net returns that investors receive on their taxable investments. There are five components of the returns of a regulated investment company that invests in equities--price appreciation and distributions of qualified dividends, other net investment income, net realized short-term capital gains and net realized long-term capital gains--which are treated differently for federal income tax purposes. Distributions of net investment income other than qualified dividends and distributions of the excess of net realized short-term capital gain (on stocks held for one year or less) over net long-term capital loss are taxed as ordinary income, at rates as high as 35%. Distributions of qualified dividends and net capital gain (on stocks held for more than one year) are taxed at the maximum rate of 15%. Returns derived from price appreciation are untaxed until the stockholder sells (or the Fund redeems) his or her shares. Upon sale or redemption, a capital gain or loss (short-term, if the stockholder has held his or her shares for one year or less, otherwise long-term) equal to the difference between the net proceeds of such sale or redemption and the stockholder's adjusted tax basis is realized.


                          INTEREST RATE TRANSACTIONS

      The Fund may, but is not required to, enter into interest rate transactions, including those described below, to hedge against interest rate risks inherent in its underlying investments and capital structure.

SWAPS AND CAPS

      In connection with the Fund's use of leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund's leverage.

      Interest rate caps require the Fund to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the Fund's net earnings as a result of leverage.

      The Fund will usually enter into interest rate swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate swap or cap transaction, marked to market daily.

      The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate instruments could enhance or harm the overall performance of the Fund. To the extent that there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and thus could result in a decline in the net asset value of the Fund. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce the Fund's net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance the Fund's net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Fund by limiting the Fund's maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Fund if the premium paid by the Fund to the counterparty exceeds the additional cost of the leverage that the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of entering into interest rate swaps or caps other than as described in this prospectus. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage. The Fund will monitor any interest rate swap or cap transactions with a view to ensuring that it remains in compliance with all applicable tax requirements.

      Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the costs of the leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the interest rate swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Fund.

      Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that NB Management believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NB Management will regularly monitor public information about the financial stability of a counterparty to an interest rate swap or cap transaction in a proactive effort to protect the Fund's investments.

      In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.


      The Fund may choose or be required to redeem some or all of the AMPS or prepay any borrowings. Such a redemption or prepayment would likely result in the Fund's seeking to terminate early all or a portion of any interest rate swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

FUTURES AND OPTIONS ON FUTURES

      The Fund may also purchase and sell futures contracts and options on futures contracts to hedge interest rate risk. A futures contract is a two-party agreement to buy or sell a specified amount of a specified security, such as U.S. Treasury securities, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may sell futures contracts as an offset against the effect of expected increases in interest rates and may purchase futures contracts as an offset against the effect of expected declines in interest rates. The Fund will enter into futures contracts only if they are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

      The Fund will purchase or sell options on futures contracts only to hedge interest rate risks. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of any accumulated balance in the writer's futures contract margin account. If the Fund sells ("writes") options on futures contracts, it will segregate cash or liquid securities in an amount necessary to cover its obligations under the option and will mark such amounts to market daily.

                                     RISKS


      Risk is inherent in all investing. Investing in shares of any investment company involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in AMPS.


LEVERAGE RISK


      The Fund intends to use leverage for investment purposes by issuing AMPS. It is currently anticipated that, taking into account the AMPS being offered in this Prospectus, the amount of leverage will represent approximately 33% of the Fund's net assets.



      The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the AMPS' asset coverage. There can be no assurance that the Fund's leveraging strategies involving AMPS or derivatives will be successful. While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future. As long as the AMPS are outstanding, the Fund does not intend to utilize other forms of leverage.


      The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. The shares of other investment companies are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Fund to bear proportionately the costs incurred by the other investment companies' operations. If these other investment companies engage in leverage, the Fund, as a stockholder, would bear its proportionate share of the cost of such leveraging.


      Because the fees paid to NB Management are calculated on the basis of the Fund's Managed Assets (which includes the liquidation preference of the AMPS), the fees will be higher when leverage is utilized, giving NB Management an incentive to favor the use of leverage.

      The Fund will issue AMPS, which typically pay dividends based on short-term interest rates, and will use the proceeds to buy equity securities that pay dividends based upon the performance of the issuing companies. The Fund also may buy debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than short-term interest rates. Real Estate Company dividends, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the AMPS may rise so that the amount of dividends to be paid to Preferred Stockholders exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the AMPS, however, dividend rates on the AMPS would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the AMPS would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk.



      The Fund also may leverage for investment purposes or to finance common stock repurchases and tender offers through borrowings. Such borrowings would have seniority over the AMPS, including with respect to any distributions of assets that the Fund might make, and could limit the amount of funds available for distributions of income. The Fund will not leverage through borrowings if, immediately after such borrowings, total leverage would exceed 33 1/3% of the Fund's total assets.


AUCTION RISK


      Preferred Stockholders may not be able to sell AMPS at an auction if the auction fails; that is, if there are more AMPS offered for sale than there are buyers for those AMPS. Also, if a bid order is placed at an auction (an order to retain AMPS) only at a specified rate, and that bid rate exceeds the rate set at the auction, the AMPS will not be retained. Additionally, if you elect to retain AMPS without specifying a rate below which you would not wish to continue to hold those AMPS, and the auction sets a rate below the current market rate, you may receive a lower rate of return on your AMPS than the market rate. Finally, the rate period may be changed, subject to certain conditions and with notice to the holders of the AMPS, which could also affect the liquidity of your investment. Neither the Broker-Dealers nor the Fund are obligated to purchase AMPS in an auction or otherwise, nor is the Fund required to redeem AMPS in the event of a failed auction. As a result, your investment in AMPS may be illiquid. See "Description of AMPS" and "The Auction--Auction Procedures."


SECONDARY MARKET RISK


      If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. The value of income securities typically falls when market interest rates rise, and securities with longer maturities or interest rate reset periods are affected more than securities with shorter maturities or reset periods. Accordingly, if the Fund has designated a special rate period (a rate period of more than seven days in the case of each of Series A AMPS and more than 28 days in the case of Series B
AMPS), changes in interest rates are more likely to affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into an agreement with a Broker-Dealer or to such other persons as permitted by the Fund. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a Broker-Dealer, that person will not be able to submit bids at auctions with respect to AMPS. Broker-Dealers that maintain a secondary trading market for AMPS are not required to maintain this market, and the Fund is not required to redeem shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. AMPS are not listed on a stock exchange or the Nasdaq Stock Market.


RATINGS AND ASSET COVERAGE RISK


      In order to obtain a rating of "Aaa" and "AAA" from Moody's and Fitch, respectively, the Fund must satisfy certain asset coverage and diversification requirements. See "Description of AMPS--Rating Agency Guidelines and Asset Coverage" for a more detailed description of the asset tests the Fund must meet. While it is a condition to the closing of this offering that Moody's and Fitch assign a rating of "Aaa" and "AAA", respectively, to the AMPS, the ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. A rating agency could downgrade AMPS, which may make AMPS less liquid at an auction or in the secondary market, although the downgrade would probably result in higher dividend rates. If a rating agency downgrades AMPS, the Fund will alter its portfolio or redeem AMPS, if appropriate, to address rating agency concerns.



      In certain circumstances the Fund may not earn sufficient income from its investments to pay dividends on the AMPS. The value of the Fund's investment portfolio may decline, reducing the asset coverage for the AMPS. The Fund may be forced to redeem AMPS to meet regulatory requirements or may voluntarily redeem AMPS in certain circumstances.


PAYMENT RESTRICTIONS


      The Fund may not declare or pay any dividends or other distributions on AMPS or Common Shares unless it satisfies certain conditions, including certain asset coverage requirements. See "Description of AMPS--Dividends and Rate Periods--Restriction of Dividends and Other Distributions." These prohibitions on the payment of dividends or other distributions might impair the Fund's ability to maintain its qualification for treatment as a regulated investment company for federal income tax purposes. The Fund intends to redeem AMPS if necessary to comply with the asset coverage requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification for that tax treatment. See "Tax Matters."



      An investment in the AMPS is also subject to, among other risks, stock market risk, interest rate risk, credit risk, inflation risk, liquidity risk and derivatives risk. An investment in AMPS will also be subject to the risk associated with the fact that the Fund is recently organized. These risks are summarized below.


LIMITED OPERATIONAL HISTORY

      The Fund is a recently organized, non-diversified closed-end management investment company that has been operational only since March 30, 2004.

INVESTMENT RISK

      An investment in the Fund is subject to investment risk, including possible loss of the entire amount that you invest.

COMMON EQUITY SECURITY RISK


      Your investment in AMPS represents an indirect investment in REIT shares, other securities of Real Estate Companies and other equity and debt securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The Fund has substantial exposure to common equity securities. Although common equity securities have historically generated higher average returns than fixed-income securities over the long term, common equity securities also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common equity security held by the Fund. In addition, the prices of common equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common equity securities to which the Fund has exposure. Common equity security prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common equity security prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase. The Fund's use of leverage magnifies common equity security risk.

PREFERRED EQUITY SECURITY RISK


      The Fund has substantial exposure to preferred equity securities. Preferred equity securities involve credit risk, which is the risk that a preferred equity security will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred equity securities involves certain other risks. Certain preferred equity securities contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred equity securities) or defer distributions (in the case of "cumulative" preferred equity securities). If the Fund owns a preferred equity security on which distributions are deferred, the Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred equity securities often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers' call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred equity securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred equity securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred equity securities may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock. The Fund's use of leverage magnifies preferred equity security risk.


CONVERTIBLE SECURITY RISK

      Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock, and convertible securities generally have less potential for gain or loss than common stocks. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company's common stockholders. Consequently, an issuer's convertible securities generally entail less risk than its common stock. However, convertible securities typically fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its non-convertible cost of debt, which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received).

RISKS OF SECURITIES OF REAL ESTATE COMPANIES


      The Fund invests in real estate indirectly through securities issued by Real Estate Companies, including REITs. Although the values of the securities of Real Estate Companies and REITs reflect the perceived operating values of these companies and do not always move in tandem with the prices of real estate assets, because of the Fund's policies of indirect investments in real estate and potential concentration in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; general and local economic conditions; unavailability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs of cleaning up environmental problems and contamination; limitations on, or unavailability of, insurance on economic terms; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; and changes in interest rates.


      The net asset value of the Fund will also depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on the securities of Real Estate Companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objective.

      Real property investments are subject to varying types and degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (E.G., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing.

      If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities, and its ability to pay dividends, will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants.

      The performance of the economy in each of the regions in which the real estate owned by the Real Estate Company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

      In addition, real estate investments are relatively illiquid and, therefore, the ability of Real Estate Companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A Real Estate Company may also have joint venture investments in certain of its properties, and consequently its ability to control decisions relating to such properties may be limited.

      As discussed below, real property investments are also subject to risks that are specific to the investment sector or type of property in which the Real Estate Companies are investing.

      RETAIL PROPERTIES. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing (for example, catalog or on-line shopping), bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers), spending patterns and other trends in the retail industry. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property. Retail properties in general may suffer from declines in consumer spending, which may result from economic downturns or changes in consumer habits. Changes in market rental rates, competitive market forces, the inability to collect rent due to bankruptcy or insolvency of tenants or otherwise and changes in market rates of interest could also have an adverse effect on retail properties.

      COMMUNITY CENTERS. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by the bankruptcy of those tenants. In some cases, a tenant may have a significant number of leases in one community center and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

      OFFICE AND INDUSTRIAL PROPERTIES. Office and industrial properties generally require their owners to expend significant amounts for general capital improvements, tenant maintenance and improvements and costs of reletting space. Increases in real estate construction costs, insurance premiums and interest rates could adversely affect office and industrial properties. Industrial properties are also subject to tenant defaults and bankruptcies that could affect their collection of outstanding receivables. In addition, office and industrial properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office and industrial properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants or in the economy as a whole. The risk of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

      HOTEL PROPERTIES. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism (which may be affected by terrorist activities), increases in fuel costs and other expenses of travel, changes to regulations of operating, liquor and other licenses, and adverse effects of general and local economic conditions. Because hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Also, hotels may be operated pursuant to franchise, management and lease agreements that may be terminable by the franchiser, the manager or the lessee. Hotel properties may be adversely affected if there is an economic decline in the business of the franchiser, the manager or the lessee. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property after a foreclosure of the property. Hotel properties may also be adversely affected by the bankruptcy or insolvency of their tenants.

      HEALTHCARE PROPERTIES. Healthcare properties and healthcare providers are affected by several significant factors, including: (1) federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution rates, equipment, personnel and other factors regarding operations; (2) continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); (3) competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis; (4) deterioration, including bankruptcy, of tenants;
(5) occupancy rates; and (6) the general distress of the healthcare industry.

      Governmental laws and regulations relating to healthcare are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and, consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

      MULTIFAMILY/RESIDENTIAL PROPERTIES. The value and successful operation of a multifamily and residential property may be affected by a number of factors, such as changes in the national, regional and local economic climate, the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, oversupply of units due to new construction or a reduction in the demand for multifamily living and tenant competition. In addition, multifamily and residential properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

      SELF-STORAGE PROPERTIES. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions in general and with respect to rental rates and occupancy levels.

      Other factors may contribute to the level of risk of real estate investments.

      INSURANCE ISSUES. Certain Real Estate Companies may have disclosed in connection with the issuance of their securities that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among Real Estate Companies. Moreover, there are certain types of extraordinary losses that may be uninsurable or not economically insurable. Substantial increases in certain insurance premiums since the terrorist attacks of September 11, 2001 may cause some Real Estate Companies to reduce their coverage. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. If a property sustains damage as a result of an earthquake, even if the Real Estate Company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. A massive earthquake or other event could threaten the financial viability of some insurance companies. It may be difficult or impossible to find commercial insurance against certain types of losses, such as those stemming from floods or mold damage. If any type of uninsured loss occurs, the Real Estate Company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would adversely impact the Fund's investment performance.

      LEVERAGE. Real Estate Companies, including REITs, may be highly leveraged, and financial covenants may affect the ability of those companies to operate effectively. Real Estate Companies are subject to risks normally associated with debt financing. If the principal payments of a Real Estate Company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the Real Estate Company's cash flow may not be sufficient to repay all maturing debt outstanding.

      In addition, a Real Estate Company's obligation to comply with covenants contained in agreements with its lenders, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict the Real Estate Company's range of operating activity. A Real Estate Company may therefore be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions that may be beneficial to the operation of the Real Estate Company.

      ENVIRONMENTAL RISKS. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a Real Estate Company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as governmental fines and liabilities for injuries to persons and property and other costs. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such Real Estate Company, and, as a result, the amount available to make distributions on its shares could be reduced.

      SMALLER COMPANIES. Even the larger Real Estate Companies tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than would be the case with larger company shares. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's share price than is the case for a larger company. Further, smaller company shares may be more volatile than, and perform differently in different cycles than, larger company shares. Accordingly, Real Estate Company securities can be more volatile than--and at times will perform differently from--large company shares such as those found in the Dow Jones Industrial Average.


      TAX AND RELATED ISSUES. REITs are subject to highly technical and complex provisions in the Code. It is possible that the Fund may invest in securities of a Real Estate Company that purports to be a REIT but fails to qualify as such under the Code. In the event of any such unexpected failure to qualify as a REIT, the Real Estate Company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. A REIT could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain its exemption from registration under the 1940 Act, either of which could adversely affect its operations. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a creditor or lessor and may incur substantial costs associated with protecting its investments. There is a risk that future changes in U.S. tax laws may affect the tax treatment of REITs and their stockholders.


      Like a regulated investment company, a REIT that satisfies a minimum distribution requirement for a taxable year is not required to pay federal income tax on its income and realized capital gains for that year that it distributes to its stockholders. See "Tax Matters." Also like a regulated investment company (see "Tax Matters" in the SAI), a REIT must make annual distributions to avoid a non-deductible 4% federal excise tax on certain undistributed real estate investment trust taxable income and capital gain net income. To avoid the imposition of federal income and excise taxes, REITs generally make distributions in December each year (or make distributions in January that are treated for federal income tax purposes as made on the preceding December 31). For financial statement purposes, those amounts will be included in the Fund's income and realized gains, as applicable, when they are received, even though some part thereof may later be recharacterized by the REIT as a return of a portion of the Fund's investment in the shares of the REIT.

      TERRORISM. Terrorist attacks may adversely affect or even destroy completely the value of individual properties or wide areas. Economic disruption or recession stemming from such attacks can reduce the value of real property of all kinds. Such attacks can also disrupt business and tourism, either in a particular city or in the nation as a whole, which can adversely affect the value of properties in particular industries, E.G., hotels and retail establishments. Higher insurance costs may adversely affect Real Estate Companies, and certain Real Estate Companies may be unable to obtain certain kinds of insurance.

INTEREST RATE RISK


      Interest rate risk is the risk that fixed-income investments such as corporate and other debt securities, preferred shares, U.S. government obligations, and to a lesser extent dividend-paying common stocks and shares such as REIT common shares, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. Generally, the longer the maturity of a fixed-income security, the more its value falls in response to a given rise in interest rates. The Fund's investment in such securities means that its net assets and the asset coverage for the AMPS will tend to decline if market interest rates rise. Because investors generally look to REITs for a stream of income, and because many REITs are leveraged, the prices of REIT shares may be more sensitive to changes in interest rates than are other equity securities. Since interest rates are currently at or near historical lows, it is likely that they will rise in the near future.

      The Fund's use of leverage magnifies interest rate risk. The Fund intends to use interest rate swaps, interest rate caps, futures contracts and options on futures contracts to help control interest rate risk. See "Interest Rate Transactions."

CREDIT RISK

      The Fund could lose money if the issuer of a debt security, or the counterparty to a derivatives contract or other obligation, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In general, lower-rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or distributions.


      If rating agencies lower their ratings on debt securities in the Fund's portfolio, the value of those obligations could decline, which could reduce the asset coverage on the AMPS, negatively impact the rating agencies' ratings of the AMPS and increase the dividend rate that the Fund must pay on AMPS. Even if an issuer does not actually default, adverse changes in the issuer's financial condition or other factors affecting an issuer directly, such as management changes, labor relations, financial leverage, collapse of key suppliers or customers, or material changes in overhead, may negatively affect its credit rating or presumed creditworthiness. These developments, along with factors affecting the industry in which a particular issuer operates, such as competition or technological advances, would adversely affect the market value of the issuer's obligations and, correspondingly, the net asset value of the Fund.


INFLATION RISK


      Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of payments at future dates. As a result of inflation, the real value of the AMPS and distributions on the AMPS can decline.


DEFLATION RISK

      Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

REINVESTMENT RISK

      Income from the Fund's investments in debt securities will decline if and when the Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the Fund's current earnings rate.

CALL RISK

      Some debt and preferred securities allow the issuer to call them for early repayment. Issuers of such securities will often call them when interest rates are low. To the extent this occurs, the Fund may not benefit fully from the increase in market value that other debt securities experience when rates decline. In addition, the Fund likely would have to reinvest the proceeds of the payoff at current yields, which would be lower than those paid by the callable security that was paid off.

EXTENSION RISK

      During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.

RISKS OF BELOW-INVESTMENT GRADE QUALITY SECURITIES

      Below-investment grade quality debt securities (also called high-yield securities) are commonly referred to as "junk bonds." Below-investment grade quality securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. The principal amount of below-investment grade quality debt securities outstanding has proliferated in the past decade as an increasing number of issuers have used below-investment grade quality debt securities for corporate financing. Issuers of below-investment grade quality debt securities may be highly leveraged and may not have available to them more traditional methods of financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If interest rates rise sharply, the number of defaults by below-investment grade quality debt securities is likely to increase.

      The prices of below-investment grade quality securities have been found to be less sensitive to interest rate changes than higher-quality investments but more sensitive to adverse economic downturns or individual corporate developments. Since investors generally perceive that there are greater risks associated with below-investment grade quality securities, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower-quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher-quality segments of the debt securities market, resulting in greater yield and price volatility.

      If an issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

      The secondary markets in which below-investment grade quality securities are traded may be less liquid than the market for higher-grade securities. There are fewer dealers in the market for below-investment grade quality securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and ask price is generally much larger than for higher-quality instruments. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular below-investment grade quality security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund. Valuation of securities that are illiquid or that trade infrequently often requires the exercise of greater judgment. Adverse publicity and investor perceptions may decrease the values and liquidity of below-investment grade quality securities.

      It is reasonable to expect that any adverse economic conditions could disrupt the market for below-investment grade quality securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may have an adverse impact on the market for below-investment grade quality securities.

MORTGAGE-BACKED SECURITIES RISK

      Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the

Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity to that of a longer-term instrument. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the mortgage-backed securities markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, the credit risk can be reduced by third-party guarantees or other forms of credit support.

FOREIGN SECURITIES RISK

      The prices of foreign securities may be affected by factors not present in U.S. markets, including:

     . CURRENCY EXCHANGE RATES. The dollar value of the Fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     . FOREIGN POLITICAL, SOCIAL, DIPLOMATIC AND ECONOMIC CONDITIONS. The value of the Fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     . REGULATIONS. Foreign companies and market participants generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

     . MARKETS. The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

     . TAXATION. Withholding and other non-U.S. taxes may decrease the Fund's return.

      Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated political and social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

FORWARD FOREIGN CURRENCY CONTRACTS RISK

      NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge or proxy-hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using Forward Contracts to protect the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because Forward Contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

ILLIQUIDITY RISK

      The Fund may invest in securities that are illiquid at the time of investment, which means a security that cannot be sold within seven days at a price that approximates the price at which the Fund is carrying it. Illiquid securities may trade at a discount from more liquid investments that are otherwise comparable and may be subject to wider and more rapid fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities at a favorable time or price.

MANAGEMENT RISK

      The Fund is subject to management risk because it is an actively managed investment portfolio. Neuberger Berman, the Asset Allocation Committee and the portfolio management staff apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

INTEREST RATE TRANSACTIONS RISK

      The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the interest rate swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund. See "Interest Rate Transactions."

DERIVATIVES RISK

      Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments, such as options, futures contracts and swap agreements and may engage in short sales for hedging purposes or to seek to enhance its returns. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as illiquidity risk, interest rate risk, credit risk, leverage risk, and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by Preferred Stockholders. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

TAX RISK


      The Fund may invest in preferred securities, convertible securities, REIT securities or other securities the federal income tax treatment of the income from which may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments was successfully challenged by the IRS.


      The tax treatment of any qualified dividend income may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions that currently apply to the favorable tax treatment of such income. Unless legislative action is taken, the favorable tax treatment of qualified dividend income will expire for taxable years commencing after December 31, 2008. If the Fund has significant holdings in securities that pay qualified dividends, the market value of its portfolio securities may be volatile while Congress considers an extension of those Code provisions, depending on the anticipated outcome of the legislation. There can be no assurance as to what portion, if any, of the Fund's distribution will constitute qualified dividend income.

PAYMENT RISK


      The Fund relies primarily on the dividends and interest it earns from its portfolio securities, which can vary widely over the short and long-term, and the capital appreciation it realizes upon the sale of portfolio securities to make distributions to Preferred Stockholders. Dividends on common equity securities are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. Certain securities in which the Fund invests may pay qualified dividends, which are eligible for favorable tax treatment. See "The Fund's Investments--Investment Strategies and Parameters of the Fund's Portfolio--Qualified Dividend Income" and "Tax Matters." There can be no assurance as to whether this favorable tax treatment may influence the level of dividends that an issuer's board determines to pay or whether this favorable tax treatment will continue for taxable years commencing after December 31, 2008. As described further in "--Common Equity Security Risk" above, the market prices of common equity security prices may fluctuate significantly. There can be no assurance that market prices will remain at current levels or increase over time or that the Fund will be able to realize capital appreciation on its portfolio securities. The Fund's ability to make distributions may be impacted if it does not realize such capital appreciation.


      If prevailing market interest rates drop, distribution rates of the Fund's preferred stock holdings and any bond holdings could drop as well. The Fund's income also would likely be adversely affected when prevailing short-term interest rates increase and the Fund is utilizing leverage. To maintain a stable dividend rate, the Fund may make distributions that constitute in part a return of capital. Any return of capital as a portion of such distributions will adversely impact future performance. If the distributions the Fund receives from REITs and other issuers are later recharacterized by those issuers as a non-taxable return of capital, the Fund may have to recharacterize distributions it made to its stockholders as a return of capital. See "Distributions" and "Tax Matters."

TERRORISM; EVENTS IN IRAQ


      Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war in Iraq and its aftermath, the continuing occupation of Iraq and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers or related groups of issuers. High-yield securities tend to be more volatile than higher-rated fixed-income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high-yield securities than on higher-rated fixed-income securities. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the AMPS and adversely affect Fund service providers and the Fund's operations, including its ability to conduct auctions.


NON-DIVERSIFIED STATUS RISK

      Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence.

However, the Fund has adopted a policy that it will not invest more than 10% of its total assets in the securities of any one issuer. See "The Fund's Investments." Moreover, the Fund intends to diversify its investments to the extent necessary to maintain its status as a regulated investment company under the Code. See "Tax Matters" in the SAI.

CERTAIN AFFILIATIONS


      Certain broker-dealers may be considered to be affiliated persons of the Fund or Neuberger Berman. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of AMPS, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.


ANTI-TAKEOVER PROVISIONS


      The Fund's Articles and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert it to an open-end fund. If the Fund were converted to open-end status, the Fund would have to redeem the AMPS. See "Anti-Takeover and Other Provisions in the Articles of Incorporation."

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

      The Board of Directors is broadly responsible for the management of the Fund, including general supervision of the duties performed by NB Management and Neuberger Berman, LLC. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT MANAGER

      NB Management serves as the investment manager of the Fund. Subject to the general supervision of the Board of Directors, NB Management is responsible for managing the investment activities of the Fund and the Fund's business affairs and other administrative matters. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.


      Continuing an asset management history that began in 1939, NB Management provides investment management and advisory services to several investment company clients and other institutional investors, as well as to individuals. As of March 31, 2004, the Neuberger Berman affiliates together had $74.4 billion in assets under management.


      NB Management has retained Neuberger Berman, LLC to serve as sub-adviser to the Fund. See "Sub-Adviser" below. NB Management and Neuberger Berman, LLC are located at 605 Third Avenue, New York, New York 10158-3698 and are indirect wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company, located at 745 Seventh Avenue, New York, New York 10019.

      The Asset Allocation Committee periodically allocates the Fund's assets between income-producing securities recommended by the Neuberger Berman, LLC Research Department and Real Estate Company securities. The Asset Allocation Committee's members are Jack L. Rivkin, Steven R. Brown, Richard S. Levine and Michelle B. Stein.

      Mr. Rivkin is an Executive Vice President, the Chief Investment Officer and head of the Research Department of Neuberger Berman, LLC with 35 years of industry experience. Mr. Rivkin also serves as Chairman and a Director of NB Management. From September 1995 to February 2002, he was an Executive Vice President of Citigroup Inc.

      Mr. Brown serves as portfolio manager of the real estate portion of the Fund's portfolio. Mr. Brown is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC. Mr. Brown joined Neuberger Berman in January 2002 to head up the firm's institutional and retail real estate securities effort. Until he joined Neuberger Berman, Mr. Brown managed institutional separate accounts and served as a Co-Portfolio Manager for the Cohen & Steers Equity Income Fund, Inc. and the Cohen & Steers Advantage Income Realty Fund, Inc. He joined Cohen & Steers in 1992. Prior to that, he was a debt rating analyst with S&P covering REITs, homebuilders and commercial mortgage securities. He has more than 15 years of experience analyzing and investing in REITs.

      Mr. Levine serves as a portfolio co-manager for the portion of the Fund's portfolio invested in the income-producing securities recommended by the Neuberger Berman, LLC Research Department. Mr. Levine is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC. He has been a Portfolio Manager for separate accounts at Neuberger Berman since 1989. He also serves as a Director of Neuberger Berman Trust Company, N.A. and Neuberger Berman Trust Company of Delaware. Previously, Mr. Levine was a financial advisor specializing in investment, estate and tax planning, and employee benefits with Ayco/American Express. He has 21 years of industry experience.

      Ms. Stein serves as a portfolio co-manager for the portion of the Fund's portfolio invested in the income-producing securities recommended by the Neuberger Berman, LLC Research Department. Ms. Stein is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC. She joined Neuberger Berman in 1979, became a Research Analyst in 1982 and has spent her entire career with the firm. In 1983, she became an Associate Equity Portfolio Manager and in 1988 was promoted to Portfolio Manager. Ms. Stein, with 25 years of industry experience, serves as a portfolio manager for separate accounts and institutional accounts.

SUB-ADVISER

      NB Management has retained Neuberger Berman, LLC to serve as the Fund's sub-adviser, responsible for providing investment recommendations and research.

      NB Management (and not the Fund) pays for the services rendered by Neuberger Berman, LLC based on the direct and indirect costs to Neuberger Berman, LLC in connection with those services. Neuberger Berman, LLC also serves as sub-adviser for all of the open-end management investment companies and the other closed-end management investment companies managed by NB Management. Neuberger Berman, LLC and NB Management employ experienced professionals that work in a competitive environment.

MANAGEMENT AGREEMENT


      Pursuant to an investment management agreement between NB Management and the Fund (the "Management Agreement"), the Fund has agreed to pay NB Management a management fee payable on a monthly basis at the annual rate of .60% of the Fund's average daily Managed Assets for the services and facilities it provides. The liquidation preference of the AMPS is not a liability or permanent equity. The Fund also pays NB Management a fee payable on a monthly basis at the annual rate of .25% of the Fund's average daily Managed Assets for services provided under an administration agreement.



      In addition to the fees of NB Management, the Fund pays all other costs and expenses of its operations, including compensation of its Directors (other than those affiliated with NB Management), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any AMPS, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.


      NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below (covering commencement of the Fund's operations through October 31, 2010):


                     PERCENTAGE WAIVED (ANNUAL RATE AS A      PERCENTAGE WAIVED (ANNUAL RATE AS A
                   PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO
FISCAL PERIOD             COMMON SHARES--ASSUMING NO              COMMON SHARES--ASSUMING THE
ENDING OCTOBER 31,    LEVERAGE IS ISSUED OR OUTSTANDING)              ISSUANCE OF AMPS(2))
------------------ ---------------------------------------- ----------------------------------------
     2004(1)......                    .20%                                    .30%
     2005.........                    .20%                                    .30%
     2006.........                    .20%                                    .30%
     2007.........                    .20%                                    .30%
     2008.........                    .20%                                    .30%
     2009.........                    .14%                                    .21%
     2010.........                    .07%                                    .10%

--------
(1) From the commencement of the Fund's operations.

(2) Assumes the issuance of AMPS in an amount equal to 33% of the Fund's capital (after issuance).

      NB Management has not agreed to waive any portion of its fees beyond October 31, 2010.


      Because the fees received by NB Management are based on the Managed
Assets of the Fund (including assets represented by the proceeds of any leverage), NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the holders of the Fund's Common Shares. Because holders of AMPS receive a specified rate of return, the Fund's investment management fees and other expenses, including expenses incurred in the issuance and maintenance of any leverage, are borne only by the Common Stockholders, and not by holders of AMPS.



PAYMENTS TO CERTAIN UNDERWRITERS IN CONNECTION WITH THE COMMON SHARE OFFERING



      In connection with the Common Share offering, NB Management entered into separate agreements with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), A.G. Edwards & Sons, Inc. ("A.G. Edwards") and Lehman Brothers Inc. ("Lehman Brothers"). NB Management entered into an Additional Compensation Agreement with Merrill Lynch pursuant to which NB Management will pay, from its own assets, a quarterly fee to Merrill Lynch at the annual rate of .15% of the Fund's Managed Assets and Merrill Lynch, at the reasonable request of NB Management, will provide, among other things, certain after-market support services, including services designed to maintain the visibility of the Fund on an ongoing basis. NB Management entered into a separate Corporate Finance Services and Consulting Agreement with each of A.G. Edwards and Lehman Brothers pursuant to which NB Management will pay, from its own assets, a quarterly fee to A.G. Edwards and Lehman Brothers at the annual rate of .15% of the Fund's Managed Assets attributable to the Common Shares sold by A.G. Edwards and Lehman Brothers, respectively, in the Common Share offering. A.G. Edwards and Lehman Brothers will provide certain services and information, including studies or reports regarding the Fund and general trends in the closed-end management investment company and asset management industries; economic research; and consulting and other services.



      The total amount of these additional compensation payments to Merrill Lynch will not exceed 3.27227% of the total price to the public of the Common Shares sold in the Common Share offering. The total amount of payments to A.G. Edwards and Lehman Brothers will not exceed .54046% and .65392%, respectively, of the total price to the public of the Common Shares sold in the Common Share offering. These payments may be deemed additional compensation paid by NB Management to these underwriters for the Common Share offering. The sum total of all compensation to underwriters in connection with the public offering of Common Shares, including sales load and additional compensation to and reimbursement of underwriters, will be limited to 9% of the total price to the public of the Common Shares sold in the Common Share offering.

                              DESCRIPTION OF AMPS



      The following is a brief description of the terms of the AMPS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the AMPS in the Fund's Articles Supplementary, which are attached as Appendix A to the SAI.


GENERAL


      Under the Articles, the Fund is authorized to issue up to 1,000,000,000 shares of capital stock, all of it originally designated Common Shares.
Pursuant to the Articles, the Board may classify or reclassify any unissued shares of capital stock without a stockholder vote into one or more classes of preferred or other stock. All AMPS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared by the Fund, but excluding interest thereon).



      AMPS will rank on parity with shares of any other class or series of preferred stock of the Fund as to the payment of dividends and the distribution of assets upon liquidation. All AMPS carry one vote per share on all matters on which such shares are entitled to be voted. AMPS will, when issued, be fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights. If the net assets of the Fund increase, the Fund may offer additional shares of preferred stock to maintain the leverage ratio of the Fund. The AMPS will be subject to optional and mandatory redemption as described below under "--Redemption."



      Generally, investors in AMPS will not receive certificates representing ownership of their shares. DTC or its nominee for the account of the investor's broker-dealer will maintain record ownership of AMPS in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of AMPS.


DIVIDENDS AND RATE PERIODS


      GENERAL.  The following is a general description of dividends and rate
periods for the AMPS. The initial rate period will be    days in the case of
Series A AMPS and    days in the case of Series B AMPS. The dividend rate for
this period will be    % in the case of Series A AMPS and   % in the case of
Series B AMPS. Subsequent rate periods normally will be seven days for Series A AMPS and 28 days for Series B AMPS, and the dividend rate for each such period will be determined by an auction generally held on the business day before commencement of the rate period. The Fund, subject to certain conditions, may change the length of subsequent rate periods, depending on its needs and NB Management's outlook for interest rates, by designating them as special rate periods. See "--Designations of Special Rate Periods" below.



      Any dividend payment made on AMPS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past dividend period may be declared and paid at any time, without reference to any regular dividend payment date, to the holders of the AMPS as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.



      DIVIDEND PAYMENT DATES. Dividends on AMPS will be payable, when, as and if declared by the Board, out of legally available funds in accordance with the Fund's Articles and applicable law. The new dividend rate determined in an auction generally will apply to the period beginning on the first business day after the auction and lasting through the date of the next auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Articles Supplementary.


      Dividends will be paid through DTC on each dividend payment date. The dividend payment date will normally be the first business day after the rate period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the Auction Agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential Preferred Stockholders). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, the current Broker-Dealers have indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as agent member.

      If a dividend payment date is not a business day because the New York Stock Exchange ("NYSE") is closed for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

     . the dividend payment date for the affected rate period will be the next business day on which the Fund and its paying agent, if any, can pay the dividend;

     . the affected rate period will end on the day it otherwise would have ended had such event not occurred and the dividend payment dated remained the scheduled date; and

     . the next rate period will begin and end on the dates on which it otherwise would have begun and ended had such event not occurred and the dividend payment dated remained the scheduled date.


      CALCULATION OF DIVIDEND PAYMENT. The Fund computes the amount of dividends per share payable on AMPS by multiplying the rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period or part thereof, and the denominator of the fraction will be 365 for any rate period other than a special rate period and 360 for a special rate period. This rate is multiplied by $25,000 to arrive at the dividends per share. Dividends on AMPS will accumulate from the date of their original issue,
which is expected to be June       , 2004. For each rate period after the
initial rate period, the dividend rate will be the rate determined at auction, except as described below. The dividend rate that results from an auction cannot be greater than the maximum rate.



      The maximum rate for a rate period normally will be the higher of (a) the applicable percentage of the reference rate or (b) the applicable spread plus the reference rate. The reference rate will be the applicable Libor Rate for a dividend period of fewer than 365 days or the Treasury Index Rate for a dividend period of 365 days or more. The "Libor Rate," as described in greater detail in the Articles Supplementary, is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for the applicable series of AMPS. The "Treasury Index Rate," as described in greater detail in the Articles Supplementary, is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for a series of AMPS. The applicable percentage and applicable spread for a rate period generally will be determined based on the lower of the credit ratings assigned to the AMPS by Moody's and Fitch on the auction date for such period (as set forth in the table below). Because the Fund will not issue AMPS unless they are rated "Aaa" by Moody's and "AAA" by Fitch at the time of closing, the initial applicable percentage will be 125% and the applicable spread will be 125 bps.



MOODY'S CREDIT RATING FITCH CREDIT RATING APPLICABLE PERCENTAGE APPLICABLE SPREAD
--------------------- ------------------- --------------------- -----------------
        Aaa                  AAA                   125%              125 bps
     Aa3 to Aa1           AA- to AA+               150%              150 bps
      A3 to A1             A- to A+                200%              200 bps
    Baa3 to Baa1         BBB- to BBB+              250%              250 bps
     Below Baa3           Below BBB-               300%              300 bps

      Assuming the Fund maintains an Aaa/AAA rating on the AMPS, the practical effect of the different methods used to calculate the maximum rate is shown in the table below:


                   MAXIMUM RATE         MAXIMUM RATE     METHOD USED TO DETERMINE
               USING THE APPLICABLE USING THE APPLICABLE  THE MAXIMUM APPLICABLE
REFERENCE RATE      PERCENTAGE             SPREAD                  RATE
-------------- -------------------- -------------------- ------------------------
      1%               1.25%                2.25%                 Spread
      2%               2.50%                3.25%                 Spread
      3%               3.75%                4.25%                 Spread
      4%               5.00%                5.25%                 Spread
      5%               6.25%                6.25%                 Either
      6%               7.50%                7.25%               Percentage

      The Board of Directors may amend the definition of maximum rate to increase the percentage amount by which the reference rate described above is multiplied, or to increase the spread added to the reference rate, to determine the maximum rate without the vote or consent of the Preferred Stockholders or any other stockholder of the Fund, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount Test described below.

      On or prior to each dividend payment date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not cancel the auction results for the current rate period or cause a new rate period to commence. The Fund does not intend to establish any reserves for the payment of dividends.


      In most cases, but not all cases, if an auction for AMPS is not held when scheduled or if sufficient clearing bids have not been made in an auction (other than because all AMPS were subject to submitted hold orders), the dividend rate for the corresponding rate period will be the maximum rate on the date the auction was scheduled to be held. The maximum rate would not apply, for example, if an auction could not be held when scheduled because the NYSE was closed for three or more consecutive business days due to circumstances beyond its control or the Auction Agent was not able to conduct an auction in accordance with the Auction Procedures due to circumstances beyond its control.



      RESTRICTION ON DIVIDENDS AND OTHER DISTRIBUTIONS. While any of the AMPS are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its Common Shares (other than in additional Common Shares or rights to purchase Common Shares) or repurchase any of its Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions has been satisfied:



     . In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's discounted value (I.E., the aggregate value of the Fund's portfolio discounted according to Moody's criteria) would be equal to or greater than the "Preferred Shares Basic Maintenance Amount" (I.E., the amount necessary to pay all outstanding obligations of the Fund with respect to the AMPS, any preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see "--Rating Agency Guidelines and Asset Coverage" below);


     . In the case of Fitch's coverage requirements, immediately after such transaction, the aggregate Fitch discounted value (I.E., the aggregate value of the Fund's portfolio discounted according to Fitch criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount;


     . Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as described under "Rating Agency Guidelines and Asset Coverage" below) is met;

     . Full cumulative dividends on the AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent; and



     . The Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.



      The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking as to the payment of dividends on a parity with AMPS unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the AMPS through its most recent dividend payment date. However, when the Fund has not paid dividends in full on the AMPS through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.



      DESIGNATIONS OF SPECIAL RATE PERIODS. The Fund, in certain circumstances, may designate any succeeding subsequent rate period as a special rate period consisting of a specified number of rate period days evenly divisible by seven, subject to certain adjustments. A designation of a special rate period shall be effective only if, among other things, (a) the Fund shall have given certain notices to the Auction Agent, which will include a report showing that, as of the third business day next preceding the proposed special rate period, the Moody's discounted value and Fitch discounted value, as applicable, were at least equal to the Preferred Shares Basic Maintenance Amount; (b) an auction shall have been held on the auction date immediately preceding the first day of such proposed special rate period and sufficient clearing bids shall have existed in such auction; and (c) if the Fund shall have mailed a notice of redemption with respect to any AMPS, the redemption price with respect to such shares shall have been deposited with the Auction Agent. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the Auction Agent. The Fund also must have consulted with the lead broker-dealer, initially Merrill Lynch, Pierce, Fenner & Smith Incorporated, and must have portfolio securities with a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. The Fund will give Preferred Stockholders notice of a special rate period as provided in the Articles Supplementary.


REDEMPTION


      MANDATORY REDEMPTION. If the Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating AMPS, or (b) the 1940 Act Preferred Shares Asset Coverage, AMPS will be subject to mandatory redemption on a date specified by the Board out of funds legally available therefor in accordance with the Articles and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared by the Fund, but excluding interest thereon) to (but not including) the date fixed for redemption. If the Fund does not have funds legally available for the redemption of all the AMPS that are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to such mandatory redemption date, the Fund will redeem those AMPS on the earliest practicable date on which the Fund is able to effect such redemption. Any such redemption will be limited to the number of AMPS necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be. See the Articles Supplementary, attached as Appendix A to the SAI, for more information concerning the circumstances in which the Fund must redeem AMPS.



      In determining the number of AMPS required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the AMPS of the Fund and any other preferred stock of the Fund subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares pro rata from the holders in proportion to their holdings, or by any other method that it deems fair and equitable.


      OPTIONAL REDEMPTION. The Fund, at its option, may redeem shares of each series of AMPS, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on the second business day preceding a dividend payment date at the optional redemption price per share of $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared by the Fund, but excluding interest thereon) to (but not including) the date fixed for redemption plus the premium, if any, specified in a special redemption provision. If fewer than all outstanding shares of any series are to be redeemed, the Fund may redeem such shares pro rata from the holders in proportion to their holdings, or by any other method that it deems fair and equitable. No AMPS may be redeemed if the redemption would cause the Fund to violate the 1940 Act or applicable law. AMPS of a series may not be redeemed in part if fewer than 250 AMPS of that series would remain outstanding after the redemption. The Fund has the authority to redeem the AMPS for any reason.



      Except for the mandatory and optional redemption provisions, which are more fully described in the Articles Supplementary, nothing contained in the Articles Supplementary limits any right of the Fund to purchase or otherwise acquire any AMPS outside of an auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares for which Notice of Redemption has been given and the Fund meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Tests after giving effect to such purchase or acquisition on the date thereof. Any shares that are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding shares of any series of AMPS are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.


LIQUIDATION


      Subject to the rights of holders of any series or class or classes of shares ranking on a parity with AMPS with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of AMPS then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution is made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to Preferred Stockholders of the full preferential amounts provided for as described herein, Preferred Stockholders as such shall have no right or claim to any of the remaining assets of the Fund.


      Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

RATING AGENCY GUIDELINES AND ASSETS COVERAGE

      The Fund is required under Moody's and Fitch guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. (The discounted value of an asset (other than cash and cash equivalents) is a specified percentage of its full value; the concept is intended to provide increased assurance of adequate asset coverage in the face of expected or unexpected fluctuation in the value of the assets.) Moody's and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and Fitch guidelines impose certain diversification requirements on the Fund's portfolio. Other than as needed to meet the asset coverage tests, the Moody's and Fitch guidelines do not impose any absolute limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of ineligible assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of AMPS then outstanding and (b) certain accrued and projected dividend and other payment obligations of the Fund.



      The Fund is also required under the 1940 Act to maintain the 1940 Act Preferred Shares Asset Coverage. The Fund's 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of April 30, 2004, the 1940 Act Preferred Shares Asset Coverage with respect to all of the Fund's preferred stock, assuming the issuance on that date of all AMPS offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $800,000 would have been computed as follows:



              Value of Fund assets less
    liabilities not constituting senior securities     $158,376,989
    ---------------------------------------------- =   ------------ =   302%
     Senior securities representing indebtedness       $ 52,500,000
          plus liquidation value of the AMPS



      If the Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio at least equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating AMPS, or (b) the 1940 Act Preferred Shares Asset Coverage, the Fund will be required to redeem AMPS as described under "Redemption--Mandatory Redemption" above.



      The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for AMPS may, at any time, change or withdraw any such rating. The Board may, without stockholder approval, amend, alter or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if the Fund receives confirmation from Moody's or Fitch, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and Fitch to AMPS.



      The Fund will issue AMPS only if the shares carry a credit quality rating of "Aaa" from Moody's and "AAA" from Fitch at the time of closing. Of course, there can be no assurance that the AMPS will carry a rating of "Aaa" from Moody's and "AAA" from Fitch at all times in the future. As described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by the Fund and NB Management and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a rating agency.

      A rating agency's guidelines will apply to AMPS only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody's and Fitch for rating AMPS.


VOTING RIGHTS


      Except as otherwise provided in this Prospectus, the SAI, or the Articles or as otherwise required by law, holders of AMPS will have equal voting rights with holders of Common Shares and holders of any other shares of preferred stock of the Fund (one vote per share) and will vote together with holders of Common Shares and holders of any other shares of preferred stock of the Fund as a single class.



      Holders of outstanding AMPS, voting as a separate class, are entitled at all times to elect two of the Fund's Directors. The remaining Directors normally are elected by holders of Common Shares and preferred stock, including AMPS, voting together as a single class. If at any time dividends (whether or not earned or declared by the Fund, but excluding interest thereon) on outstanding preferred stock, including AMPS, shall be due and unpaid in an amount equal to two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of outstanding AMPS, the number of Directors constituting the Board shall be increased by the smallest number that, when added to the two Directors elected exclusively by the Preferred Stockholders, as described above, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of stockholders that will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the Preferred Stockholders, voting as a separate class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding AMPS, the voting rights stated in the second preceding sentence shall cease, and the terms of office of all of the additional Directors elected by the Preferred Stockholders (but not of the Directors with respect to whose election the holders of Common Shares were entitled to vote or the two Directors the Preferred Stockholders have the right to elect in any event) will terminate automatically.



      So long as any AMPS are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of AMPS outstanding at the time (voting together as a separate class):



            (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the AMPS with respect to payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional shares of any series of AMPS or any other preferred stock, unless, in the case of preferred stock on a parity with the AMPS, the Fund obtains confirmation from Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) or any substitute rating agency (if any such substitute rating agency is then rating the AMPS) that the issuance of such a class or series would not impair the rating then assigned by such rating agency to the AMPS and the Fund continues to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the AMPS is not required;



            (b) amend, alter or repeal the provisions of the Articles, including the Articles Supplementary, by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the AMPS or Preferred Stockholders; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Preferred Stockholders and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;


      (c) authorize the Fund's conversion from a closed-end to an open-end investment company; or


      (d) approve any reorganization (as such term is used in the 1940 Act) adversely affecting the AMPS.



      So long as any AMPS are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least a majority of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.



      The Fund will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Articles of a holder of shares of a series of preferred stock differently than those of a holder of shares of any other series of preferred stock without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Even with such a vote, some of the actions set forth in (a) or (b) above may not be permitted under the 1940 Act. Unless a higher percentage is provided for under the Articles, the affirmative vote of the holders of a majority of the outstanding AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding AMPS means the affirmative vote of the lesser of (a) 67% or more of the outstanding AMPS present at a meeting of Preferred Stockholders or represented by proxy if the holders of more than 50% of the outstanding AMPS are present or represented by proxy or (b) more than 50% of the outstanding AMPS. However, to the extent permitted by Maryland law and the Articles, no vote of holders of Common Shares, either separately or together with holders of AMPS as a single class, is necessary to take the actions contemplated by (a) and (b) above.



      The foregoing voting provisions will not apply with respect to AMPS if, at or prior to the time when a vote is required, such shares shall have been
(i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.


                                  THE AUCTION

GENERAL


      The Articles Supplementary provide that, except as otherwise described herein, the applicable dividend rate for AMPS for each rate period after the initial rate period shall be equal to the rate per annum that the Auction Agent advises has resulted on the business day preceding the first day of such subsequent rate period (an "auction date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Articles Supplementary and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell AMPS. Each periodic implementation of the Auction Procedures is referred to herein as an "auction." See the Articles Supplementary for a more complete description of the auction process.



      AUCTION AGENCY AGREEMENT. The Fund will enter into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) that provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for AMPS so long as the Applicable Rate is to be based on the results of an auction.

      The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after such notice (30 days if such termination is because amounts due to the Auction Agent are unpaid). If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.


      BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements (collectively, the "Broker-Dealer Agreements") with one or more Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for AMPS.



      The Auction Agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1%, for any auction preceding a rate period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer, for any auction preceding a rate period of one year or more, of the liquidation preference ($25,000 per share) of the AMPS held by a Broker-Dealer's customer upon settlement in the auction.



      The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination. The Auction Agent may not terminate the Broker-Dealer Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated without the consent of the Fund.


AUCTION PROCEDURES


      Prior to the submission deadline on each auction date for a series of AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of AMPS of that series (a "Beneficial Owner") may submit orders with respect to such AMPS to that Broker-Dealer as follows:


     . Hold order--indicating its desire to hold such shares without regard to the applicable rate for the next rate period.

     . Bid--indicating its desire to purchase or hold the indicated number of shares of such series at $25,000 per share if the applicable rate for the shares of such series for the next rate period is not less than the rate specified in the bid, and indicating its desire to sell such shares at $25,000 per share if the applicable rate for the next rate period thereof is less than the rate specified in such bid.

     . Sell order--indicating its desire to sell such shares at $25,000 per share without regard to the applicable rate for the next rate period thereof.


      A Beneficial Owner may submit different types of orders to its Broker-Dealer with respect to different shares of a series of AMPS then held by the Beneficial Owner. A Beneficial Owner for shares of such series that submits its bid with respect to shares of such series to its Broker-Dealer having a rate higher than the applicable maximum rate for shares of such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares of such series to its Broker-Dealer. However, if a Beneficial Owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a rate period of more than 28 days, such Beneficial Owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A Beneficial Owner that offers to become the Beneficial Owner of additional AMPS is, for purposes of such offer, a potential beneficial owner as discussed below.

      A potential beneficial owner is either a customer of a Broker-Dealer that is not a Beneficial Owner of a series of AMPS but that wishes to purchase shares of such series or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series. A potential beneficial owner may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next rate period is not less than the specified rate in such bid. A bid placed by a potential beneficial owner of shares of such series specifying a rate higher than the maximum rate for shares of such series on the auction date will not be accepted.



      The Broker-Dealers in turn will submit the orders of their respective customers who are Beneficial Owners and potential beneficial owners to the Auction Agent. The Broker-Dealers will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by Beneficial Owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a Beneficial Owner or potential beneficial owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any AMPS held by it or customers who are Beneficial Owners will be treated as a Beneficial Owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.


      There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the Auction Agent by Broker-Dealers for potential beneficial owners with rates or spreads equal to or lower than the applicable maximum rate for such series is at least equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the applicable maximum rate for such series submitted or deemed submitted to the Auction Agent by Broker-Dealers for Beneficial Owners of such series. If there are sufficient clearing bids for shares of a series, the applicable rate for shares of such series for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates in the submitted bids, would result in existing holders and potential holders owning all the shares of such series available for purchase in the auction.


      If there are not sufficient clearing bids for shares of such series, the applicable rate for the next rate period will be the maximum rate on the auction date. However, if the Fund has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and a regular rate period will commence. If there are not sufficient clearing bids, Beneficial Owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the applicable outstanding AMPS are the subject of submitted hold orders, then the applicable rate for the next rate period will be 80% of the reference rate. The Auction Agent will notify the Fund and the Broker-Dealers of the results of each auction. The Broker-Dealers will notify each Beneficial Owner, potential beneficial owner, existing holder and potential holder on whose behalf they submitted orders of the auction results.



      The Auction Procedures include a pro rata allocation of shares for purchase and sale that may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of AMPS that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.


      Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same day funds.


      Auctions for Series A AMPS will normally be held every seven days, and a rate period will normally begin on the following business day. Auctions for Series B AMPS will normally be held every 28 days, and a rate period will normally begin on the following business day.


      If an auction date is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an auction in accordance with the Auction Procedures for any such reason, then the applicable rate for the next rate period will be the rate determined on the previous auction date.


      The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding AMPS of a series and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:


Current Holder A      Owns 500 shares, wants to sell all 500       Bid order of 2.1% rate for all 500 shares
                      shares if dividend rate is less than 2.1%

Current Holder B      Owns 300 shares, wants to hold               Hold order--will take the dividend rate

Current Holder C      Owns 200 shares, wants to sell all 200       Bid order of 1.9% rate for all 200 shares
                      shares if dividend rate is less than 1.9%

Potential Holder D    Wants to buy 200 shares                      Places order to buy at or above 2.0%

Potential Holder E    Wants to buy 300 shares                      Places order to buy at or above 1.9%

Potential Holder F    Wants to buy 200 shares                      Places order to buy at or above 2.1%


      The lowest dividend rate that will result in all 1,000 AMPS being bought or continuing to be held is 2.0% (the offer by D). Therefore, the dividend rate will be 2.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.



SECONDARY MARKET TRADING AND TRANSFER OF AMPS



      The Broker-Dealers may maintain a secondary trading market in AMPS outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market in AMPS will provide owners with liquidity of investment. AMPS are not registered on any stock exchange or on the Nasdaq Stock Market.


      Investors who purchase shares in an auction (particularly if the Fund has declared a special rate period) should note that because the dividend rate on such shares will be fixed for the length of such rate period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction, depending upon market conditions.


      A Beneficial Owner or an existing holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only (1) pursuant to a bid or sell order placed with the Auction Agent in accordance with the Auction Procedures,
(2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund;

provided, however, that (a) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the existing holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.


                         DESCRIPTION OF COMMON SHARES


      The Articles authorize the issuance of 1,000,000,000 shares of capital stock. The Fund has issued 5,805,236 Common Shares with a par value of $.0001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares are fully paid and non-assessable and have no pre-emptive or conversion rights or rights to cumulative voting. Whenever AMPS are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on AMPS have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to AMPS would be at least 200% after giving effect to the distributions. See "Description of AMPS" above.


      The Common Shares are listed on the AMEX under the symbol "NDD." The Fund intends to hold annual meetings of stockholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the AMEX requirements in order for the Common Shares to remain listed.

                   ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
                           ARTICLES OF INCORPORATION

      The Articles and the Fund's Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.


      The Articles require a vote by at least a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act ("Independent Directors"), and the holders of at least 75% of the shares of the Fund's capital stock outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end management investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund's assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1 million or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of at least 75% of the Fund's Directors, including a majority of the Independent Directors, then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of at least 75% of the Fund's Directors, including a majority of the Independent Directors, no stockholder vote is required to authorize such action. The term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of the holders of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. The percentage vote required under these provisions is higher than that required under Maryland law or by the 1940 Act. The Board believes that the provisions of the Articles relating to such a higher vote are in the best interest of the Fund and its stockholders. Even if agreed to by the Fund, certain of the transactions described above may be prohibited by the 1940 Act. As noted above, Preferred Stockholders vote together with Common Stockholders on all matters on which Common Stockholders vote. The 1940 Act also requires approval of the holders of a majority of the outstanding AMPS, tallied separately, for any conversion from a closed-end to an open-end management investment company. As the 1940 Act also prohibits doing indirectly what cannot be done directly, a vote of the holders of AMPS may be required to effect some of the other transactions described above if the effective result would be conversion of the Fund from a closed-end to an open-end structure.


      The Board is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. Directors may be removed from office only for cause and only by vote of the holders of at least 75% of the shares entitled to be voted for such Director in an election of directors.

      Reference should be made to the Articles on file with the SEC for the full text of these provisions. See the SAI under "Certain Provisions in the Articles of Incorporation" for a discussion of the voting requirements applicable to certain other transactions.

                  REPURCHASE OF COMMON SHARES; TENDER OFFERS;
                          CONVERSION TO OPEN-END FUND


      The Fund is a closed-end management investment company and as such its Common Stockholders do not have the right to cause the Fund to redeem their shares. Instead, the Common Shares trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end management investment company may frequently trade at prices lower than net asset value. The Fund's Board of Directors regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end management investment company. The Fund cannot assure you that its Board of Directors will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount. Any determination to repurchase Common Shares would reduce the asset coverage for the AMPS and might make it necessary or desirable for the Fund to redeem AMPS. As described above in "Description of AMPS--Dividends and Rate Periods--Restrictions on Dividends and Other Distributions," the repurchase of Common Shares may be restricted or prohibited at times when there exist unpaid distributions on the AMPS.



      If the Fund converted to an open-end management investment company, it would be required to redeem all AMPS then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the AMEX. In contrast to a closed-end management investment company, stockholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.


      Before deciding whether to take any action to convert the Fund to an open-end management investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders, and market considerations. Based on these considerations, even if the Fund's Common Shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its stockholders, no action should be taken. See the SAI under "Repurchase of Common Shares; Tender Offers; Conversion to Open-end Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS


      The following is a brief summary of certain federal income tax considerations affecting the Fund and its stockholders and does not purport to be complete or to deal with all aspects of federal taxation that may be relevant to stockholders in light of their particular circumstances. This discussion, which is based on the Code and regulations, administrative interpretations thereof, and judicial decisions as of the date hereof, assumes that you are a U.S. stockholder and will hold your AMPS as capital assets. More detailed information regarding the tax consequences of investing in the Fund is in the SAI.



      The Fund has elected to be, and intends to qualify annually for treatment as, a regulated investment company under subchapter M of the Code, which requires (among other things) that it distribute each year to its stockholders at least 90% of its "investment company taxable income" (which generally includes dividends the Fund receives on portfolio securities, interest income, and the excess, if any, of net short-term capital gain over net long-term capital loss, all determined without regard to the deduction for dividends paid). If the Fund so qualifies, it will not be required to pay federal income tax on any investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) it distributes to its stockholders, but such distributions generally will be taxable to you as a stockholder of the Fund when received.



      The Fund believes that the AMPS will constitute stock of the Fund, and that its distributions with respect to the AMPS (other than distributions in redemption of AMPS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current and accumulated earnings and profits, as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the AMPS constitute debt of the Fund. If this position was upheld, the discussion of the treatment of distributions below would not apply. Instead, Fund distributions to Preferred Stockholders would constitute interest, whether or not they exceeded the Fund's earnings and profits, would be included in full in the recipient's income, and would be taxed as ordinary income. Counsel to the Fund believes that such a position, if asserted by the IRS, would be unlikely to prevail if the issue were properly litigated.



      The IRS requires that a regulated investment company that has two or more classes of stock (E.G., common stock and preferred stock) allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based on the percentage of total dividends distributed to each class for the taxable year. Accordingly, the Fund intends each taxable year to allocate capital gain dividends among its Common Shares and AMPS in proportion to the total dividends paid to each class with respect to such year.



      Under the "JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003" (the "Tax Act"), certain income distributions the Fund pays to individual stockholders are taxed for federal income tax purposes at rates equal to those applicable to net capital gain (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if the requirements described in the next paragraph ("Requirements") are satisfied by the Preferred Stockholder and the dividends are attributable to qualified dividend income the Fund received. For this purpose, "qualified dividend income" means dividends the Fund receives from domestic corporations and qualifying foreign corporations, provided that the Fund satisfies the Requirements in respect of the stock of such corporations (applied with respect to common stock by substituting "61" for "91," "121" for "181" and "60" for "90"). In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. Dividends the Fund receives from REITs are qualified dividend income eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of dividends generally apply to taxable years commencing before January 1, 2009. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further legislative action is taken.



      A dividend the Fund pays to a Preferred Stockholder will not be treated as qualified dividend income of the Preferred Stockholder if (1) the dividend is received with respect to any Preferred Share held for fewer than 91 days during the 181-day period beginning on the date which is 90 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

      An investor should also be aware that the benefits of the reduced tax rate applicable to net capital gain and qualified dividend income may be impacted by the application of the alternative minimum tax to individual stockholders.


      Dividends paid to you out of the Fund's investment company taxable income that are not attributable to qualified dividend income generally will be taxable to you as ordinary income (currently at a maximum federal income tax rate of 35% to the extent of its earnings and profits. Distributions to you of net capital gain, if any, will be taxable to you as long-term capital gain, regardless of how long you have held your AMPS, and (pursuant to the Tax Act) also will be subject to a 15% maximum federal income tax rate if you are an individual to the extent the distributions are attributable to net capital gain the Fund recognizes on sales or exchanges of capital assets through its last taxable year commencing before January 1, 2009. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. A distribution to you in excess of the Fund's current and accumulated earnings and profits will be treated as a non-taxable return of capital that will reduce your tax basis in your AMPS; the amount of any such distribution in excess of your basis will be treated as gain from a sale of your shares. Stockholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.


      A distribution will be treated as paid to you on December 31 of a particular calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and is paid during January of the following year. Each year, the Fund will notify you of the tax status of distributions.

      Pursuant to the requirements of the 1940 Act, if the Fund knows that a distribution is wholly or partially attributable to a source other than net investment income, the Fund will send a notice with that distribution showing the estimated amount from each such source. Those estimates will be based on earnings and gains as of the record date for that distribution. However, because the character for federal income tax purposes of a corporation's distributions during its taxable year is determined as of the end of that year, REITs and other Real Estate Companies can and often do, after calendar year-end, change the category (E.G., ordinary income dividend, capital gain distribution, or return of capital) of the distributions they have made during that year, which could result at that time in the Fund's also having to re-categorize some of the distributions it made to its stockholders. These would be reflected in your annual Form 1099, together with other tax information. Those forms generally will be distributed to you in January of each year, although the Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid- or late-February to enable it to receive the latest information it can from the Real Estate Companies in which it invests and thereby accurately report that information to you on a single form (rather than having to send you an amended form).

      If you sell your AMPS, or if they are redeemed by the Fund, you may realize a capital gain or loss in an amount equal to the difference between the amount realized and your adjusted tax basis in the shares sold or redeemed, which gain or loss will be long-term or short-term depending on your holding period for the shares. Any such long-term capital gain an individual Preferred Stockholder recognizes on a sale or redemption of his or her AMPS through 2008 will qualify for the 15% maximum federal income tax rate enacted by the Tax Act. Any loss realized on a sale or redemption of AMPS will be disallowed to the extent those AMPS are replaced within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.



      The Fund will be required to withhold federal income tax (at the rate of 28% through 2010) from all taxable distributions otherwise payable to you if you are an individual or other non-corporate Preferred Stockholder and you:


     .  fail to provide it with your correct taxpayer identification number;

     .  fail to make required certifications; or

     . have been notified by the IRS that you are subject to backup withholding.

      Fund distributions also may be subject to state and local taxes. You should see the SAI for more information regarding federal tax considerations generally affecting the Fund and the Preferred Stockholders and are urged to consult with your own tax adviser regarding the particular consequences of investing in the Fund.

                                 UNDERWRITING


      Subject to the terms and conditions stated in a purchase agreement dated , 2004, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of AMPS set forth opposite the name of such underwriter.



                                                        NUMBER OF AMPS
                                                        --------------
                 UNDERWRITER                           SERIES A SERIES B
                 -----------                           -------- --------
        Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated.........................
        A.G. Edwards & Sons, Inc......................
        Lehman Brothers Inc...........................
                                                        -----    -----
                 Total................................  1,050    1,050
                                                        =====    =====



      The purchase agreement provides that the obligations of the underwriters to purchase the AMPS in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including, without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of an "Aaa" rating on the AMPS from Moody's and of an "AAA" rating on the AMPS from Fitch as of the time of the closing of the offering. The underwriters are obligated to purchase all AMPS offered hereby if they purchase any of the AMPS. In the purchase agreement, the Fund, NB Management and Neuberger Berman, LLC have each agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute to payments the underwriters may be required to make for any of those liabilities.



      The underwriters propose to initially offer some of the AMPS directly to investors at the offering price set forth on the cover page of this prospectus, and may offer some of the AMPS to certain dealers at the offering price less a concession not in excess of $_____ per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price. After the initial public offering, the public offering price and the concession may be changed. Investors must pay for any AMPS purchased on or before , 2004.


      The Fund anticipates that the underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may so act while they are underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

      The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the SAI.

      In connection with the offering, the underwriters or selected dealers may distribute prospectuses electronically.


      The addresses of the principal underwriters are: Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York 10080; A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63108; and Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019.



      The settlement date for the purchase of the AMPS will be       , 2004 as
agreed upon by the underwriters, the Fund and NB Management pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

                  CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT


      The custodian of the assets of the Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's Auction Agent, transfer agent, stockholder services agent and dividend paying agent is The Bank of New York, Attn: Corporate Trust, Dealing and Trading--Auction Desk, 100 Church Street, 8th Floor, New York, New York 10286.

                                 LEGAL MATTERS


      Certain legal matters in connection with the AMPS will be passed upon for the Fund by Kirkpatrick & Lockhart LLP, Washington, D.C., and for the Underwriters by Clifford Chance US LLP, New York, New York and Cleary, Gottlieb, Steen & Hamilton, New York, New York. Clifford Chance US LLP may rely as to certain matters of Maryland law on the opinion of Kirkpatrick & Lockhart LLP.

         TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


                                                                          PAGE
                                                                          ----
  Investment Objective, Policies and Limitations.........................   1
  Investment Strategies, Techniques and Risks............................   5
  Portfolio Trading and Turnover Rate....................................  37
  Management of the Fund.................................................  38
  Investment Management and Administration Services......................  48
  Portfolio Transactions.................................................  53
  Net Asset Value........................................................  58
  Description of AMPS....................................................  59
  Additional Information Concerning the Auctions for AMPS................  61
  Certain Provisions in the Articles of Incorporation....................  63
  Distributions on Common Shares.........................................  65
  Repurchase of Common Shares; Tender Offers; Conversion to Open-end Fund  66
  Tax Matters............................................................  67
  Reports to Stockholders................................................  74
  Custodian, Auction Agent and Transfer Agent............................  74
  Independent Auditors...................................................  74
  Counsel................................................................  74
  Registration Statement.................................................  74
  Report of Independent Auditors.........................................  75
  Financial Statements...................................................  76
  Appendix A--Form of Articles Supplementary............................. A-1
  Appendix B--Ratings of Corporate Bonds and Commercial Paper............ B-1

================================================================================


                                  $52,500,000


                           [LOGO]
                           NEUBERGER BERMAN
                           A Lehman Brothers Company

                 NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.




                   AUCTION MARKET PREFERRED SHARES ("AMPS")



                            1,050 SHARES, SERIES A


                            1,050 SHARES, SERIES B


                   LIQUIDATION PREFERENCE, $25,000 PER SHARE


                                ---------------
                                  PROSPECTUS
                                ---------------


                              MERRILL LYNCH & CO.



                                 A.G. EDWARDS



                                LEHMAN BROTHERS



                                 JUNE   , 2004


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
THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                              SUBJECT TO COMPLETION
       PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 25, 2004


                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                         AUCTION MARKET PREFERRED SHARES


         Neuberger Berman Dividend Advantage Fund Inc. (the "Fund") is a newly organized, non-diversified closed-end management investment company.

         This Statement of Additional Information ("SAI") relating to Series A and Series B auction market preferred shares (collectively, "AMPS") is not a prospectus and should be read in conjunction with the Fund's Prospectus relating to AMPS dated June __, 2004 ("Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing AMPS, and you should obtain and read the Prospectus prior to purchasing such shares. You can get a free copy of the Prospectus from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 877-461-1899. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission ("SEC"). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

         No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The Prospectus and this SAI do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

         The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the name of the Fund are either service marks or registered trademarks of Neuberger Berman Management Inc. (C) 2004 All rights reserved.

         This Statement of Additional Information is dated June __, 2004.

                                TABLE OF CONTENTS
                                -----------------

                                                                        Page
                                                                        ----

INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS.................................1

INVESTMENT STRATEGIES, TECHNIQUES AND RISKS....................................5

PORTFOLIO TRADING AND TURNOVER RATE...........................................37

MANAGEMENT OF THE FUND........................................................38

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................48

PORTFOLIO TRANSACTIONS........................................................53

NET ASSET VALUE...............................................................58

DESCRIPTION OF AMPS...........................................................59

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS.......................61

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION...........................63

DISTRIBUTIONS ON COMMON SHARES................................................64

REPURCHASE OF COMMON SHARES; TENDER OFFERS; CONVERSION TO OPEN-END FUND.......65

TAX MATTERS...................................................................67

REPORTS TO STOCKHOLDERS.......................................................74

CUSTODIAN, AUCTION AGENT AND TRANSFER AGENT...................................74

INDEPENDENT AUDITORS..........................................................74

COUNSEL.......................................................................74

REGISTRATION STATEMENT........................................................74

REPORT OF INDEPENDENT AUDITORS................................................75

FINANCIAL STATEMENTS..........................................................76

APPENDIX A - FORM OF ARTICLES SUPPLEMENTARY..................................A-1

APPENDIX B - RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER.................B-1


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                 INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS

         The Fund's investment objective is total return, which is comprised of high current income, a portion of which may be "qualified dividend income" (as defined in "Tax Matters" below), and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

         Unless otherwise specified, the investment objective, policies and limitations of the Fund are not fundamental. Any investment policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund (the "Board") without stockholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the holders of a majority of the outstanding shares of common stock ("Common Shares") and, if outstanding, AMPS voting as a single class, as well as by the vote of the holders of a majority of the outstanding AMPS tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act").

         Under normal market conditions, the Fund:

         o invests at least 80% of its total assets in securities that pay dividends;

         o invests at least 80% of its total assets in a combination of (1) income-producing securities recommended by the Neuberger Berman, LLC Research Department that, at the time of investment, have a dividend yield greater than the average dividend yield of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") and
             (2) income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by Real Estate Companies (including REITs); and

         o may invest up to 20% of its total assets in other debt and equity securities and money market instruments.

         While the proportions of income-producing securities recommended by the Neuberger Berman, LLC Research Department and Real Estate Company securities will change over time to reflect an Asset Allocation Committee's evaluation of the markets, the Fund will, under normal market conditions, always invest at least 20% of its total assets in income-producing securities recommended by the Neuberger Berman, LLC Research Department and at least 20% of its total assets in securities of Real Estate Companies.

         The Fund will not invest more than 10% of its total assets in the securities of any one issuer. The Fund may invest up to 15% of its total assets in securities of issuers in industrialized countries other than the United States, which may be denominated in currencies other than the U.S. dollar.


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

         Certain of the income-producing securities recommended by the Neuberger Berman, LLC Research Department may pay qualified dividend income.

         With respect to investments in securities of Real Estate Companies, the Fund anticipates that, in current market conditions, it will invest primarily in "equity-oriented" REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents.

         A "Real Estate Company" is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or has at least 50% of its assets invested in such real estate). REITs are considered to be Real Estate Companies.

         The Fund may invest up to 20% of its total assets in other debt and equity securities and money market instruments, which may include non-equity income-producing securities and equity securities that do not pay dividends with yields higher than the average yield of the S&P 500 Index but that the Asset Allocation Committee believes will increase their dividends based on a projected catalyst or event. Certain of these securities may pay qualified dividend income.

         The   Fund's   investment   in  debt   securities   also  may   include
below-investment grade quality debt securities (also called high-yield securities), which are commonly referred to as "junk bonds." Securities of below-investment grade quality are considered to be predominantly speculative with respect to capacity to pay interest and dividend income and repay principal.

         An Asset Allocation Committee may periodically allocate assets between income-producing securities recommended by the Neuberger Berman, LLC Research Department and Real Estate Company securities based on an analysis of relative historic and projected spreads and total returns, E.G., the differences in yield between the portfolio segments, adjusted to reflect the Asset Allocation Committee's conclusions about their relative levels of risk. This analysis will be dependent upon a review of a variety of economic factors and expected rates of return, such as projected interest rate movements, industry cycles, volatility forecasts and secular and political trends. The Fund will seek to benefit as well from opportunistic, tactical asset allocation as values shift between income-producing portfolio segments.

         Unless otherwise indicated, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund. If, because of changes in the value of the Fund's portfolio, the asset coverage for any borrowings were to fall below 300%, this would limit the Fund's ability to pay dividends, and, therefore, the Fund intends to restore the 300% asset coverage as soon as practical in light of the circumstances.

         The Fund's fundamental investment policies and limitations are as follows:

         1. BORROWING. The Fund may not borrow money in excess of 33 1/3% of its total assets (including the amount of money borrowed) minus liabilities (other than the amount borrowed), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

         2. COMMODITIES. The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

         For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward currency contracts to be physical commodities.

         3. DIVERSIFICATION. The Fund is non-diversified under the 1940 Act.

         4. INDUSTRY CONCENTRATION. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund may invest greater than 25% of its total assets in the securities of issuers in the real estate industry. This limitation does not apply to U.S. Government and Agency Securities.

         5. LENDING. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies and limitations, (i) through the purchase of debt securities or (ii) by engaging in repurchase agreements.

         6. REAL ESTATE. The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in REITs of any kind.

         7. SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under the 1940 Act.

         8. UNDERWRITING. The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

         The following investment policies and limitations are non-fundamental:

         1. LENDING. Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

         2. MARGIN TRANSACTIONS. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

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

         3. FOREIGN SECURITIES. The Fund may not invest more than 15% of the value of its total assets in securities of non-U.S. issuers located in countries considered by NB Management to be industrialized, which securities may be U.S. dollar-denominated or denominated in a currency other than the U.S. dollar. This policy does not limit investment in American Depositary Receipts ("ADRs") and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

         4. INVESTMENTS IN ANY ONE ISSUER. At the close of each quarter of the Fund's taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of the value of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer and the Fund may not hold more than 10% of an issuer's outstanding voting securities. These limitations do not apply to Government securities (as defined for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended ("Code")) or securities of another regulated investment company (as defined in Subchapter M) ("RIC").

         Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness regarding a loan for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. AMPS would be considered senior securities under the 1940 Act. The Fund may only issue AMPS if the asset coverage (as defined in the 1940 Act) with respect to AMPS would be at least 200% after such issuance.

         To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by NB Management to be liquid and/or by holding instruments representing offsetting commitments, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or its issuance of AMPS.

         The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for it, to the fullest extent permitted by the 1940 Act or by exemption from the provisions thereof pursuant to an exemptive order of the SEC.

         If rating agencies assign different ratings to the same security, NB Management will determine which rating it believes best reflects the security's quality and risk at that time, which may be the highest of the several assigned ratings.

         The Fund will apply for ratings for its AMPS from Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch"). In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's and Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on holders of Common Shares ("Common Stockholders") or its ability to achieve its investment objective. The Fund currently anticipates that any AMPS that it intends to issue initially would be given the highest ratings by Moody's ("Aaa") and Fitch

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

("AAA"), but no assurance can be given that such ratings will be obtained. Moody's and Fitch receive fees in connection with their ratings issuances.

         CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS. For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

         Pursuant to an exemptive order received from the SEC, the Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB Management to manage uninvested cash and cash collateral received in connection with securities lending.

                   INVESTMENT STRATEGIES, TECHNIQUES AND RISKS

         The following information supplements the discussion of the Fund's investment objective, policies and techniques in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

         TAX-MANAGED INVESTING. Taxes are a major influence on the net returns that investors receive on their taxable investments. There are five components of the returns of a RIC that invests in equities--price appreciation and distributions of qualified dividend income, other net investment income, distributions of net realized short-term capital gains and distributions of net realized long-term capital gains--which are treated differently for federal income tax purposes. Distributions of net investment income other than qualified dividend income and distributions of the excess of net realized short-term gain (I.E., on securities held for one year or less) over net long term capital loss are taxed as ordinary income, at rates currently as high as 35%. Distributions of qualified dividend income and net realized long-term gains (I.E., on securities held for more than one year) over net short-term capital loss ("net capital gain") are taxed at the maximum rate of 15%. Returns derived from price appreciation are untaxed until the stockholder sells (or the Fund redeems his or her shares. Upon sale or redemption, a capital gain or loss (short-term, if the stockholder has held his or her shares for one year or less, otherwise long-term) equal to the difference between the net proceeds of the sale or redemption and the stockholder's adjusted tax basis is realized. As described in the Prospectus, the Fund seeks to achieve favorable after-tax returns in part by minimizing distribution of net investment income and net realized gains.

         REAL ESTATE COMPANIES. The Fund will not directly invest in real estate but rather in securities issued by Real Estate Companies. However, because the Fund may concentrate its investments in the securities of Real Estate Companies, the Fund is subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates.

         Securities of Real Estate Companies include securities of REITs, commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

         REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

         The types of REITs described above are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for conduit income tax treatment under the Code and/or failing to maintain exemption from the 1940 Act.

         REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. It is anticipated, although not required, that under normal circumstances a majority of the Fund's investments in REITs will be equity REITs.

         The Fund may also invest in mortgage-backed securities. These are fixed-income securities that represent an interest in a pool of mortgages and entitle the holder to a payout derived from the payment of principal and interest on the underlying mortgages. Like other fixed-income securities, the value of mortgage-backed securities generally rises when market interest rates fall and falls when interest rates rise. These changes in value are more pronounced the longer the duration of the pool. However, because mortgagors have the option to refinance and pay off their mortgages early, the duration of a mortgage pool is somewhat unpredictable. When interest rates decline sufficiently, many mortgagors refinance. This will limit the Fund's ability to benefit from increases in value caused by a decline in rates. When rates increase, the value of mortgage-backed securities declines, and fewer mortgagors refinance, thereby extending the duration of the pool and accentuating the decline in value. Mortgage-backed securities are subject to the risk that mortgagors will default on their payments and the value of the underlying property will be inadequate to cover the loss. Mortgages that underlie securities issued by U.S. Government instrumentalities (such as Ginnie Mae, Fannie Mae and Freddie Mac) generally must meet certain standards intended to reduce that risk and are usually guaranteed against such losses, but privately issued mortgage securities may not meet those standards or be guaranteed. Interests in mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.

         DIRECT DEBT INSTRUMENTS. Direct debt includes loan participations, notes, assignments and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. The Fund could buy all or part of a loan or participate in a syndicate organized by a bank. These loans may be secured or unsecured. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under "Foreign Securities" in this SAI.

         Because the Fund's ability to receive payments in connection with loan participations depends on the financial condition of the borrower, NB Management will not rely solely on a bank or other lending institution's credit analysis of the borrower, but will perform its own investment analysis of the borrowers. NB Management's analysis may include consideration of the borrower's financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions and responsiveness to changes in business conditions and interest rates. Loan participations are not generally rated by independent rating agencies, and therefore, investments in a particular loan participation will depend almost exclusively on the credit analysis of the borrower performed by NB Management and the original lending institution.

         There are usually fewer legal protections for owners of direct debt than conventional debt securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, the Fund may be dependent upon the willingness of the lead bank to assert these rights or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank's creditors.

         Although some of the loans in which the Fund invests may be secured, there is no assurance that the collateral can be liquidated in particular cases or that its liquidation value will be equal to the value of the debt. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where the Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral and thus will be required to bear the costs of liabilities associated with owning and disposing of the collateral. There may not be a recognizable, liquid public market for loan participations.

         POLICIES AND LIMITATIONS. The Fund's policies limit the percentage of its assets that can be invested in the securities of issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund, in some instances, to treat both the lending bank and the borrower as "issuers" of a loan participation by the Fund. In combination, the Fund's policies and the SEC staff's interpretations may limit the amount the Fund can invest in loan participations.

         FIXED-INCOME SECURITIES. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity ("interest rate risk"), market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly-rated securities, which react primarily to movements in the general level of interest rates.

         RATINGS OF FIXED-INCOME SECURITIES

         As discussed in the Prospectus, the Fund may purchase securities rated by Standard & Poor's (a division of The McGraw-Hill Companies, Inc.), Moody's or any other rating agency. The ratings of any rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon and rating may have different yields. Although the Fund may rely on the ratings of any rating agency, the Fund mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A. The Fund may also invest in unrated securities that are deemed comparable in quality by NB Management to the rated securities in which the Fund may permissibly invest.

         HIGH-QUALITY DEBT SECURITIES. High-quality debt securities are securities that have received a rating from at least one rating agency, such as S&P or Moody's, in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any rating agency, such as U.S. Government and Agency Securities, have been determined by NB Management to be of comparable quality.

         INVESTMENT GRADE DEBT SECURITIES. An investment grade debt security is a security that has received ratings, from all rating agencies that have rated it, in one of the four highest rating categories or, if not rated by any rating agency, has been determined by NB Management to be of comparable quality. Moody's deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

         BELOW-INVESTMENT GRADE QUALITY DEBT SECURITIES. Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category by rating agencies that have rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described below for lower-rated debt securities.

         DURATION AND MATURITY

         Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal. NB Management utilizes duration as a tool in portfolio selection instead of the more traditional measure known as "term to maturity." "Term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond's likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

         Futures, options and options on futures have durations that are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Fund's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the inverse of the duration of the securities that underlie these positions and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

         There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, NB Management, where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

         The Fund has no limits on the maturity of its individual investments.

         RISKS OF CORPORATE LOANS

         As in the case of junk bonds, the corporate loans in which the Fund may invest may be rated below investment grade by S&P or Moody's ("BB+" or lower by S&P or "Ba3" or lower by Moody's) or, if unrated by either of those entities, considered by NB Management to be of comparable quality. Corporate loans can be expected to provide higher yields than investment grade fixed-income securities, but may be subject to greater risk of loss of principal and income. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. Such security and subordination arrangements are designed to give corporate loan investors preferential treatment over high-yield bond investors in the event of a deterioration in the credit quality or default of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or that may be adjusted periodically, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate less than the value of other fixed rate high-yield securities as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high-yield bonds and therefore presents increased market risk relating to liquidity and pricing concerns.

         BELOW-INVESTMENT GRADE QUALITY SECURITIES. The Fund may invest in below-investment grade quality debt securities as well as non-investment grade preferred and convertible preferred securities and unrated securities determined by NB Management to be of comparable quality. Below-investment grade quality debt securities are commonly referred to as "junk bonds." Bonds rated Baa or BBB are considered "investment grade" securities, although such bonds may be considered to possess some speculative characteristics.

         Below-investment grade quality securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Issues rated CCC/Caa and below may be in default.

         Below-investment grade quality securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in below-investment grade quality security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of below-investment grade quality securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below-investment grade quality securities structured as zero coupon securities (see "Zero Coupon Securities," below), their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile, than securities that pay interest periodically and in cash. NB Management seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

         The secondary market on which below-investment grade quality securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a below-investment grade quality security, and could adversely affect the Fund's net asset value ("NAV"). Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below-investment grade quality securities, especially in a thinly-traded market. When secondary markets for below-investment grade quality securities are less liquid than the market for higher-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and ask prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NB Management's research and analysis when investing in below-investment grade quality securities. NB Management seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

         A general description of Moody's, ("S&P"), and Fitch ratings of bonds is set forth in Appendix B hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating below investment grade quality securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of below investment grade quality securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. NB Management does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

         The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or NB Management downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NB Management may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by any rating agency. However, analysis of the creditworthiness of issuers of below investment grade quality securities may be more complex than for issuers of higher-quality debt securities.

         MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality (such as Ginnie Mae, Fannie Mae, and Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government Agency mortgage-backed securities or some form of non-governmental credit enhancement.

         Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

         Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that NB Management believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

         Mortgage-backed securities may be issued in the form of collateralized mortgage obligations ("CMOs") or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO, (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

         Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. NB

Management considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund's investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if NB Management determines that the securities meet the Fund's quality standards. NB Management will, consistent with the Fund's investment objective, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

         ASSET-BACKED SECURITIES. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

         Certificates for Automobile Receivables(SM) ("CARS(SM)") represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARS(SM) if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

         Credit card receivable securities are backed by receivables from revolving credit card agreements ("Accounts"). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer's ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

         Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

         The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.

         ASSET-BACKED SECURITIES RISK

         Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

         VARIABLE OR FLOATING RATE SECURITIES; DEMAND AND PUT FEATURES. Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (E.G., daily, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

         Adjustable Rate Securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (E.G., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet the Fund's quality standards. Accordingly, in purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

         WARRANTS. Warrants may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities, repurchase agreements maturing in greater than seven days, written over-the-counter ("OTC") options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits). Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws) (see "Restricted Securities and Rule 144A Securities" below); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Board, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The Fund's sale of some illiquid securities may be subject to legal restrictions that could be costly to it.

         REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

         POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

         SECURITIES LOANS. The Fund may lend portfolio securities to banks, brokerage firms and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 101% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed-upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Fund can loan securities through a separate operating unit of Neuberger Berman, LLC ("Neuberger Berman") or an affiliate of Neuberger Berman, acting as agent. The Fund also can loan securities to Neuberger Berman and the Neuberger Berman affiliates (other than NB Management), subject to the conditions of the SEC order.

         POLICIES AND LIMITATIONS. The Fund may lend its securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Board. The collateral, which must be marked to market daily, must be equal to at least 101% of the market value of the loaned securities, which will also be marked to market daily.

         RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately-placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. NB Management, acting under guidelines established by the Board, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

         Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Board believes accurately reflects fair value.

         REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

         POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of the Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement.

         FOREIGN SECURITIES. The Fund may invest in U.S. dollar-denominated securities of non-U.S. issuers and foreign branches of U.S. banks that are located in countries considered by NB Management to be industrialized; such securities include negotiable certificates of deposit ("CDs"), bankers' acceptances and commercial paper. Non-U.S. issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets and the lack of uniform accounting, auditing and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund's rights as investor.

         The Fund also may invest in equity, debt or other income-producing securities that are denominated in or indexed to foreign currencies, including
(1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits and bankers' acceptances issued by foreign banks, (3) obligations of other corporations and (4) obligations of foreign governments and their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Investing in foreign currency-denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (a) adverse changes in foreign exchange rates and (b) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions.

         Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

         Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The Fund may invest in ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in a foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

         POLICIES AND LIMITATIONS. To limit the risks inherent in investing in foreign currency denominated securities of non-U.S. issuers located in countries considered by NB Management to be industrialized, the Fund may not purchase such securities if, as a result, more than 15% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

         Investments in securities of foreign issuers are subject to the Fund's quality standards. The Fund may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

         COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation, bank or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Board.

         BANK OBLIGATIONS. The Fund may invest in bank obligations, including negotiable CDs, banker's acceptances, fixed time deposits and deposit notes. A CD is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates on interest and typically have original maturities ranging from eighteen months to five years.

         Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon that availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

         ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security and the perceived credit quality of the issuer.

         Zero coupon securities are redeemed at face value when they mature. The Fund must take into income the discount on zero coupon securities ("original issue discount" or "OID") as it accrues, prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its investment company taxable income (including its accrued original issue discount) to its stockholders each year to avoid liability for federal income and excise taxes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Tax Matters."

         The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. Because these securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. This means that when interest rates fall, the values of zero coupon securities rise more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

         The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund and its ability to achieve its investment objective.

         INFLATION-INDEXED SECURITIES. The Fund may invest in U.S. Treasury securities the principal value of which is adjusted daily in accordance with changes in the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.

         Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed rate U.S. Treasury securities and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate U.S. Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the "real" interest rate (I.E., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

         Any increase in principal value of an inflation-indexed security is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Because the Fund must distribute substantially all of its investment company taxable income (including its non-cash income such as those principal increases) to its stockholders to avoid payment of federal income and excise taxes, it may have to dispose of other  investments  under  disadvantageous  circumstances  to  obtain  the  cash necessary to distribute the accrued taxable income on inflation-indexed securities.

         SWAP AGREEMENTS. The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

         Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

         POLICIES AND LIMITATIONS. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

         DOLLAR ROLLS. In a "dollar roll," the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (I.E., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. A "covered roll" is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. NB Management monitors the creditworthiness of counterparties to dollar rolls.

         POLICIES AND  LIMITATIONS.  Dollar rolls are considered  borrowings for
purposes  of  the  Fund's   investment   policies  and  limitations   concerning
borrowings.

         SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies. Such investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index or for other appropriate purposes. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

         POLICIES AND LIMITATIONS. Except for investments in a money market fund managed by NB Management or an affiliate for cash management purposes, the Fund's investment in securities of other registered investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and
(iii) 10% of the Fund's total assets in the aggregate.

         Pursuant to an exemptive order received from the SEC, the Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB Management or an affiliate to manage uninvested cash and cash collateral received in connection with securities lending.

     FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, OPTIONS ON SECURITIES
        AND INDICES, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
                     (COLLECTIVELY, "FINANCIAL INSTRUMENTS")

         FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may purchase and sell interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Fund views investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

         For purposes of managing cash flow, the Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index.

         A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

         U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

         Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

         "Margin" with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund's futures positions. The margin deposit made by the Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing its NAV, the Fund marks to market the value of its open futures positions. The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

         Although the Fund believes that the use of futures contracts and options will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund's futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

         Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position the Fund held, it could have an adverse impact on its NAV.

         Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or "DTEFs"), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counterparty to a contract executed on a DTEF.

         New options and futures contracts and other financial products may be developed from time to time. The Fund may invest in any such options, contracts and products as may be developed to the extent consistent with its investment objective and the regulatory requirements applicable to investment companies.

RISKS OF FUTURES AND OPTIONS ON FUTURES

         The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

         Successful use of hedging transactions depends upon Neuberger Berman's ability to correctly predict the direction of changes in interest rates. While Neuberger Berman is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

         Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

         There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

         There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to it, it will not enter into such transaction.

         POLICIES AND LIMITATIONS. The Fund may purchase and sell futures contracts and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. The Fund will not engage in transactions in futures and options on futures for speculation.

         The Fund may purchase and sell stock index futures contracts and options thereon. The portfolio managers may use such futures and options to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index.

         CALL OPTIONS ON SECURITIES. The Fund may write covered call options and may purchase call options on securities. The purpose of writing call options is to hedge (I.E., to reduce, at least in part, the effect of price fluctuations of Fund's securities on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with its investment objective.

         When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

         The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

         If a call option that the Fund has written expires unexercised, it will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

         When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

         POLICIES AND LIMITATIONS. The Fund may write covered call options and may purchase call options on securities. The Fund may also write covered call options and may purchase call options in related closing transactions. The Fund writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do).

         The Fund would purchase a call option to offset a previously written call option. The Fund also may purchase a call option to protect against an increase in the price of the securities it intends to purchase.

         PUT OPTIONS ON SECURITIES. The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates it to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

         When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

         Portfolio securities on which put options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with its investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, it will realize a gain in the amount of the premium.

         POLICIES AND LIMITATIONS. The Fund generally writes and purchases put options on securities for hedging purposes (e.G., to reduce, at least in part, the effect of price fluctuations of securities the Fund holds on its NAV).

         GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

         Options are traded both on U.S. national securities exchanges and in the OTC market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counterparty, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty's insolvency, the Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

         The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on its Statement of Assets and Liabilities. This liability is adjusted daily to the option's current market value.

         Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

         The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

         The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

         POLICIES AND LIMITATIONS. The Fund may use American-style options. The assets used as cover (or held in a segregated account) for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         PUT AND CALL OPTIONS ON SECURITIES INDICES. The Fund may purchase put and call options on securities indices and other financial indices to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index. In so doing, the Fund can pursue many of the same objectives it would pursue through the sale or purchase of options on individual securities or other instruments.

         Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), and other U.S. and foreign exchanges. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

         The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

         Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

         POLICIES AND LIMITATIONS. For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Fund will be listed and traded on an exchange.

         FOREIGN CURRENCY TRANSACTIONS. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The Fund also may engage in foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

         The Fund enters into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Fund does not engage in transactions in forward contracts for speculation; it views investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund or protecting the U.S. dollar equivalent of dividends, interest or other payments on those securities.

         Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

         At the consummation of a forward contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

         NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but that is available on more advantageous terms.

         However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

         POLICIES AND LIMITATIONS. The Fund may enter into forward contracts for the purpose of hedging and not for speculation.

         OPTIONS ON FOREIGN CURRENCIES. The Fund may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. The Fund may use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest or other payments on those securities.

         COMBINED TRANSACTIONS. The Fund may enter into multiple transactions including multiple options transactions, multiple interest transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument as part of a single or combined strategy when, in the judgment of NB Management, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on NB Management's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's management objective.

         COVER FOR FINANCIAL INSTRUMENTS. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

         Securities held in a segregated account cannot be sold while the futures, options or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet current obligations. The Fund may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid futures, options or forward position; this inability may result in a loss to the Fund.

         POLICIES AND LIMITATIONS. The Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

         GENERAL RISKS OF FINANCIAL INSTRUMENTS. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that the Fund's use of Financial Instruments will be successful.

         The Fund's use of Financial Instruments may be limited by the provisions of the Code with which it must comply if it is to qualify as a RIC. See "Tax Matters." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

         POLICIES AND LIMITATIONS. NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments the behavior of which is expected to resemble or offset that of the Fund's underlying securities or currency. NB Management intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

         REGULATORY LIMITATIONS ON USING FINANCIAL INSTRUMENTS. To the extent the Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

         ACCOUNTING CONSIDERATIONS FOR FINANCIAL INSTRUMENTS. When the Fund writes an option, an amount equal to the premium it receives is included in its Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium the Fund pays is recorded as an asset in that statement and is subsequently adjusted to the current market value of the option.

         In the case of a regulated futures contract the Fund purchases or sells, an amount equal to the initial margin deposit is recorded as an asset in its Statement of Assets and Liabilities. The amount of the asset is subsequently adjusted to reflect changes in the amount of the deposit as well as changes in the value of the contract.

         BORROWING AND LEVERAGE. The Fund is authorized to borrow amounts up to 33 1/3% of its total assets (including the amount borrowed) minus liabilities (other than the amount borrowed). The Fund's Articles of Incorporation ("Articles") authorize the Board to create additional classes of stock. The use of borrowed funds and/or the issuance of preferred stock involve the speculative factor known as "leverage." The Fund intends to use leverage for investment purposes by issuing AMPS. The issuance of AMPS would permit the Fund to assume leverage in an amount up to 50% of its total assets. It is currently anticipated that, taking into account AMPS being offered in the Prospectus, the amount of leverage will represent approximately 33% of the Fund's total assets (after issuance.). Preferred stock, including, when issued, the AMP, would have a priority on the income and assets of the Fund over the Common Shares and would have certain other rights with respect to voting and the election of Directors.

In certain circumstances, the NAV of and dividends payable on Common Shares could be adversely affected by such preferences. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The Fund will utilize leverage only when there is an expectation that it will benefit the Fund. To the extent the income or other gain derived from securities purchased with the proceeds of borrowings or preferred stock issuances exceeds the interest or dividends the Fund would have to pay thereon, the Fund's net income or other gain would be greater than if leverage had not been used. Conversely, if the income or other gain from the securities purchased through leverage is not sufficient to cover the cost of such leverage, the Fund's total return would be less than if leverage had not been used. If leverage is used, in certain circumstances, the Fund could be required to liquidate securities it would not otherwise sell in order to satisfy dividend or interest obligations. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitations. See "Investment Objective, Policies and Limitations." This could include, for example, borrowing on a short-term basis in order to facilitate the settlement of portfolio securities transactions.

         WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date it actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. These transactions involve a commitment by the Fund to purchase securities that will be issued at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

         When-issued and delayed delivery transactions enable the Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price.

         The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's NAV starting on the date the Fund reflects the agreement to purchase the securities on its books. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. A significant percentage of the Fund's assets committed to the purchase of securities on a "when-issued" or "delayed delivery" basis may increase the volatility of its net asset value and may limit the flexibility to manage its investments. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

         POLICIES AND LIMITATIONS. The Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

         When the Fund purchases securities on a when-issued or delayed delivery basis, it will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having an aggregate market value
(determined daily) at least equal to the amount of the Fund's purchase commitments. This procedure is designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Fund's assets that may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

         STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS. The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of its portfolio (and, thereby, decreasing its exposure to interest rate risk). Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in the value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

         The Fund may invest in other types of "hybrid" instruments that combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

         Certain issuers of structured products, such as hybrid instruments, may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. See "Securities of Other Investment Companies."


RISKS OF EQUITY SECURITIES

         Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation's stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

         To the extent this Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund's NAV per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

INVESTMENT PROCESS

         The Neuberger Berman investment process for the real estate portion of the Fund's portfolio emphasizes internally-generated investment ideas derived from both top-down analysis of property sectors and bottom-up research on real estate securities. The investment process utilizes a relative valuation model that ranks securities on a daily basis and allows for a discrete buy/sell process.

         Neuberger Berman's investment process for the real estate portion of the Fund's portfolio consists of four primary investment areas: (1) macro research; (2) property sector research; (3) company research; and (4) portfolio management.

         Macro research consists of an overall assessment of the economy and expectations for economic growth on a national basis as well as a regional basis. Macro research is considered essential in the construction of a real estate securities portfolio as a result of the breadth of lease duration levels among the respective property sectors. Macro research is also required in determining the level of demand across the primary property sectors. The resources available to conduct macro research include in-house economic research, Wall Street analysts and numerous economic reports.

         Property sector research is emphasized as a result of Neuberger Berman's belief that prudent property sector selection will produce consistent levels of investment performance versus an appropriate benchmark. Historically, there has been a material level of divergence in investment results among the core property sectors (multi-family, office, industrial and retail). The investment team seeks to identify property sector valuation disparities through the construction of and analysis of relative valuation models among the property sectors within the REIT industry. Property sector valuations are analyzed on both a relative and absolute basis. Relative valuation analysis is important because the investment team, with respect to the Real Estate Company security asset class, seeks to be fully invested in real estate securities at all times.

         Neuberger Berman's real estate securities research endeavors to focus its investment efforts on those firms that demonstrate attractive prospects for satisfactory levels of earnings growth and earnings consistency, as well as dividend growth and coverage. The companies with the most attractive fundamental attributes are then screened according to pricing factors that may be important indicators of potential share price performance versus peers. Some of the pricing factors that Neuberger Berman focuses on include multiple-to-long-term earnings growth and net asset value-to-price. Neuberger Berman also assigns a quantitative score to its assessment of management and management strategy. A company's strategy and its ability to execute that strategy as well as the public market's acceptance of that strategy are considered a key company attribute in the investment review process. The fundamental research and pricing components of the investment process are combined to identify attractively priced securities of companies with relatively favorable long-term prospects. Neuberger Berman will also consider the relative liquidity of each security in the construction of the Fund's portfolio.

         Portfolio construction consists of overweighting and underweighting specific property types, individual securities and geographic regions based on the previously described investment process. Portfolio weightings are measured against the appropriate benchmarks. In order to control risk, Neuberger Berman seeks to maintain a portfolio that is representative of the major property sectors and geographic regions.

         The investment process for income-producing securities recommended by the Neuberger Berman Research Department is as follows:

      o Securities ranked in the firm's top 2 rating categories that the firm's research analysts believe will provide the greatest potential for price appreciation.

      o These selections are screened to identify stocks with a higher yield than the average dividend yield of the S&P 500 Index.

      o Neuberger Berman's Chief Investment Officer and team of portfolio managers make final portfolio selections based on professional judgment and risk analysis.

      o Potential to enhance after-tax returns by investing in dividend-paying stocks that receive favorable tax treatment.

         The Neuberger Berman Research Department assigns rating categories to rank companies under coverage as follows:

      o N-BUY - NEW FUNDS - These are buy-rated stocks with the highest near-term risk-adjusted potential returns within a given sector. These stock are the analyst's top picks for new money commitments. An analyst must follow at least 12 stocks before a stock can be designated a new funds selection.

      o N-BUY - Generally, 12-18 month total-return potential of 15% or greater, with expected downside risk at half or less the total-return potential. These are stocks which should be bought now.

      o M-MONITOR - 12-18 month total-return potential below 15% or expected downside risk greater than half of total-return potential.

      o S-MONITOR - SOURCE OF FUNDS - Monitor stocks with greatest expected near term risk. For resource-constrained portfolios, the stock can be considered a source of funds for deployment into BUY rated stocks.

         Stocks in the Buy category are attractive for purchase today. Within the Buy category, the top picks are highlighted with a rating of N, for New Funds allocation, i.e., these are the top choices for money managers who have new funds to spend. The N rated stocks are the top picks in a given sector.

                       PORTFOLIO TRADING AND TURNOVER RATE

         The Fund cannot accurately predict its turnover rate but anticipates that its annual turnover rate will not exceed 70%. The Fund's turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year. The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Higher turnover rates can result in corresponding increases in the Fund's transaction costs, which must be borne by the Fund and its stockholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any Fund distributions to stockholders attributable to those gains will be taxable to them at ordinary income rates for federal income tax purposes. Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS
----------------------

         The Board is broadly responsible for overseeing the management of the business and affairs of the Fund, including general supervision of the duties performed by NB Management and Neuberger Berman. Subject to the provisions of the Articles, the Fund's Bylaws and Maryland law, the Board has all powers necessary  and  convenient  to carry  out  this  responsibility,  including  the election and removal of the Fund's officers. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund's management and sub-advisory agreements and other principal agreements.

         The following tables set forth information concerning the Directors and officers of the Fund. All persons named as Directors and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

The Board of Directors
----------------------

----------------------------------------------------------------------------------------------------------------------
                                                                     Number of
                                                                     Portfolios in
                                                                     Fund Complex        Other Directorships Held
Name, Age, Address(1) and                                            Overseen by         Outside Fund Complex by
Position with Fund          Principal Occupation(s) (2)              Director            Director
----------------------------------------------------------------------------------------------------------------------

                                                        CLASS I

-------------------------------------------------------------------------------------------------------------------------
Independent Fund Directors*
-------------------------------------------------------------------------------------------------------------------------
Faith Colish (68)           Counsel, Carter Ledyard & Millburn LLP   37                  Director, American Bar
Director                    (law firm) since October 2002;                               Retirement Association (ABRA)
                            formerly, Attorney at Law and                                since 1997 (not-for-profit
                            President, Faith Colish, A                                   membership association).
                            Professional Corporation, 1980 to 2002.
-------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (66)         Consultant, C. A. Harvey Associates,     37                  Formerly, Member, Individual
Director                    since June 2001; formerly, Director,                         Investors Advisory Committee
                            AARP, 1978 to December 2001.                                 to the New York Stock Exchange
                                                                                         Board of Directors, 1998 to
                                                                                         June 2002; President, Board of
                                                                                         Associates to The National
                                                                                         Rehabilitation Hospital's
                                                                                         Board of Directors, since
                                                                                         2002; Member, American Savings
                                                                                         Education Council's Policy
                                                                                         Board (ASEC), 1998-2000;
                                                                                         Member, Executive Committee,
                                                                                         Crime Prevention Coalition of
                                                                                         America, 1997 - 2000.
-------------------------------------------------------------------------------------------------------------------------

                                                            38

----------------------------------------------------------------------------------------------------------------------
                                                                     Number of
                                                                     Portfolios in
                                                                     Fund Complex        Other Directorships Held
Name, Age, Address(1) and                                            Overseen by         Outside Fund Complex by
Position with Fund          Principal Occupation(s) (2)              Director            Director
----------------------------------------------------------------------------------------------------------------------

Cornelius T. Ryan (72)      Founding General Partner, Oxford         37                  Director, Capital Cash
Director                    Partners and Oxford Bioscience                               Management Trust (money market
                            Partners (venture capital                                    fund), Naragansett Insured
                            partnerships) and President, Oxford                          Tax-Free Income Fund, Rocky
                            Venture Corporation.                                         Mountain Equity Fund, Prime
                                                                                         Cash Fund, several private
                                                                                         companies and QuadraMed
                                                                                         Corporation (NASDAQ).
-------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (59)         Regional Manager for Atlanta Region,     37                  None.
Director                    Ford Motor Credit Company since
                            August, 1997; formerly, President,
                            Ford Life Insurance Company, April
                            1995 until August 1997.
-------------------------------------------------------------------------------------------------------------------------

Director who is an "Interested Person"
-------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (44)      Executive Vice President, Neuberger      37                  Director and Vice President,
Chief Executive Officer,    Berman Inc. (holding company) since                          Neuberger & Berman Agency,
Director and Chairman of    1999; Head of Neuberger Berman Inc.'s                        Inc. since 2000; formerly,
the Board                   Mutual Funds and Institutional                               Director, Neuberger Berman
                            Business since 1999; President and                           Inc. (holding company) from
                            Director, NB Management since 1999;                          October 1999 through March
                            Executive Vice President, Neuberger                          2003.
                            Berman since 1999; formerly, Principal,
                            Neuberger Berman from 1997 until 1999;
                            Senior Vice President, NB Management
                            from 1996 until 1999.
-------------------------------------------------------------------------------------------------------------------------

                                                         CLASS II

-------------------------------------------------------------------------------------------------------------------------
Independent Fund Directors*
-------------------------------------------------------------------------------------------------------------------------
John Cannon (74)            Consultant.  Formerly, Chairman and      37                  Independent Trustee or
Director                    Chief Investment Officer, CDC                                Director of three series of
                            Investment Advisors (registered                              OppenheimerFunds: Limited Term
                            investment adviser), 1993-January                            New York Municipal Fund,
                            1999; formerly, President and Chief                          Rochester Fund Municipals, and
                            Executive Officer, AMA Investment                            Oppenheimer Convertible
                            Advisors, an affiliate of the American                       Securities Fund, since 1992.
                            Medical Association.
-------------------------------------------------------------------------------------------------------------------------
Barry Hirsch (70)           Attorney-at-Law.  Formerly, Senior       37                  None.
Director                    Counsel, Loews Corporation
                            (diversified  financial  corporation)
                            May 2002 until April  2003; formerly,
                            Senior Vice President, Secretary and
                            General Counsel, Loews Corporation.
-------------------------------------------------------------------------------------------------------------------------


                                                            39

----------------------------------------------------------------------------------------------------------------------
                                                                     Number of
                                                                     Portfolios in
                                                                     Fund Complex        Other Directorships Held
Name, Age, Address(1) and                                            Overseen by         Outside Fund Complex by
Position with Fund          Principal Occupation(s) (2)              Director            Director
----------------------------------------------------------------------------------------------------------------------
Tom Decker Seip (54)        General Partner, Seip Investments LP     37                  Director, H&R Block, Inc.
Director                    (a private investment partnership);                          (financial services company)
                            formerly, President and CEO, Westaff,                        since May 2001; Director,
                            Inc. (temporary staffing), May 2001 to                       Forward Management, Inc.
                            January 2002; Senior Executive at the                        (asset management) since 2001;
                            Charles Schwab Corporation from 1983                         formerly, Director, General
                            to 1999, including Chief Executive                           Magic (voice recognition
                            Officer, Charles Schwab Investment                           software) 2001-2002; formerly,
                            Management, Inc. and Trustee, Schwab                         Director, E-Finance
                            Family of Funds and Schwab Investments                       Corporation (credit
                            from 1997 to 1998 and Executive Vice                         decisioning services)
                            President-Retail Brokerage, Charles                          1999-2003; formerly, Director,
                            Schwab Investment Management from 1994                       Save-Daily.com (micro
                            to 1997.                                                     investing services) 1999-2003;
                                                                                         formerly, Director, Offroad
                                                                                         Capital Inc. (pre-public
                                                                                         internet commerce company).
-------------------------------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
-------------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin* (63)        Executive Vice President of Neuberger    37                  Director, Dale Carnegie and
President and Director      Berman Inc. (holding company) since                          Associates, Inc. (private
                            2002; Executive Vice President and                           company) since 1998; Director,
                            Chief Investment Officer of Neuberger                        Emagin Corp. (public company)
                            Berman Inc. (holding company) since                          since 1997; Director,
                            2002 and 2003, respectively; Executive                       Solbright, Inc. (private
                            Vice President and Chief Investment                          company) since 1998; Director,
                            Officer, Neuberger Berman since 2002                         Infogate, Inc. (private
                            and 2003, respectively; Director and                         company) since 1997.
                            Chairman, NB Management since December
                            2002; formerly, Executive Vice
                            President, Citigroup Investments, Inc.
                            from September 1995 to February 2002;
                            formerly Executive Vice President,
                            Citigroup from September 1995 to
                            February 2002.
-------------------------------------------------------------------------------------------------------------------------

                                                         CLASS III

-------------------------------------------------------------------------------------------------------------------------
Independent Fund Directors*
-------------------------------------------------------------------------------------------------------------------------
Walter G. Ehlers (70)       Consultant; Retired President and        37                  None.
Director                    Trustee, Teachers Insurance & Annuity
                            (TIAA) and College Retirement Equities
                            Fund (CREF).
-------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (76)       Marcus Nadler Professor of Finance and   37                  Director, DEL Laboratories,
Director                    Economics at Emeritus, New York                              Inc. (cosmetics and
                            University Stern School of Business.                         pharmaceuticals) since 1978;
                                                                                         Director, The Caring Community
                                                                                         (not-for-profit).
-------------------------------------------------------------------------------------------------------------------------

                                                            40

----------------------------------------------------------------------------------------------------------------------
                                                                     Number of
                                                                     Portfolios in
                                                                     Fund Complex        Other Directorships Held
Name, Age, Address(1) and                                            Overseen by         Outside Fund Complex by
Position with Fund          Principal Occupation(s) (2)              Director            Director
----------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (67)       Retired.  Formerly, Vice President and   37                  Director, WHX Corporation
Director                    Special Counsel, WHX Corporation                             (holding company) since August
                            (holding company) 1993-2001.                                 2002; Director, Webfinancial
                                                                                         Corporation (holding company)
                                                                                         since December 2002; Director,
                                                                                         State Theatre of New Jersey
                                                                                         (not-for-profit theater) since
                                                                                         2000; formerly, Director,
                                                                                         Kevlin Corporation
                                                                                         (manufacturer of microwave and
                                                                                         other products).
-------------------------------------------------------------------------------------------------------------------------
William E. Rulon (71)       Retired.  Senior Vice President,         37                  Director, Pro-Kids Golf and
Director                    Foodmaker. Inc. (operator and                                Learning Academy (teach golf
                            franchiser of restaurants) until                             and computer usage to "at
                            January 1997.                                                risk" children) since 1998;
                                                                                         formerly, Director, Prandium,
                                                                                         Inc. (restaurants) from March
                                                                                         2001 until July 2002.
-------------------------------------------------------------------------------------------------------------------------
Candace L. Straight (56)    Private investor and consultant          37                  Director, The Proformance
Director                    specializing in the insurance                                Insurance Company (personal
                            industry; formerly, Advisory Director,                       lines property and casualty
                            Securitas Capital LLC (a global                              insurance) since March 2004;
                            private equity investment firm                               Director, Providence
                            dedicated to making investments in the                       Washington (property and
                            insurance sector) 1998 until December                        casualty insurance company)
                            2002.                                                        since December 1998; Director,
                                                                                         Summit Global Partners (insurance
                                                                                         brokerage firm) since October
                                                                                         2000.
-------------------------------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
-------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien* (75)     Formerly, Member, Investment Policy      37                  Director, Legg Mason, Inc.
Director                    Committee, Edward Jones 1993 - 2001;                         (financial services holding
                            President, Securities Industry                               company) since 1993; formerly,
                            Association "SIA" (securities                                Director, Boston Financial
                            industry's representative in                                 Group (real estate and tax
                            government relations and regulatory                          shelters) 1993-1999.
                            matters at the federal and state
                            levels) 1974 - 1992; Adviser to SIA,
                            November 1992 - November 1993.
-------------------------------------------------------------------------------------------------------------------------

* Indicates a director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Fund by virtue of the fact that each is an officer and/or director of NB Management and Executive Vice President of Neuberger Berman. Mr. O'Brien is an interested person of the Fund by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Fund and other funds or accounts for which NB Management serves as investment manager.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each person has held the positions shown for at least the last five years. The Board of Directors shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meetings of stockholders held in 2006, 2007, and 2005, respectively, and at each third annual meeting of stockholders thereafter.

INFORMATION ABOUT THE OFFICERS OF THE FUND (OTHER THAN THOSE LISTED ABOVE)

----------------------------------------------------------------------------------------------------------------------------
                                              POSITION AND LENGTH OF
NAME, AGE, AND ADDRESS (1)                        TIME SERVED (2)                        PRINCIPAL OCCUPATION(S)
----------------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (47)                         Secretary since 2004          Vice President-Mutual Fund Board Relations,
                                                                              NB Management since 2000; Vice President,
                                                                              Neuberger Berman since 2002 and employee
                                                                              since 1999; formerly, Vice President, NB
                                                                              Management from 1986 to 1999; Secretary,
                                                                              eleven registered investment companies for
                                                                              which NB Management acts as investment
                                                                              manager and administrator (four since 2002,
                                                                              three since 2003 and one since 2004).
----------------------------------------------------------------------------------------------------------------------------
Robert Conti (47)                            Vice President since 2004        Senior Vice President, Neuberger Berman
                                                                              since 2003; formerly, Vice President,
                                                                              Neuberger Berman from 1999 until 2003;
                                                                              Senior Vice President, NB Management since
                                                                              2000; Controller, NB Management until 1996;
                                                                              Treasurer, NB Management from 1996 until
                                                                              1999; Vice President, eleven registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (three since 2000, four since 2002, three
                                                                              since 2003 and one since 2004).
----------------------------------------------------------------------------------------------------------------------------
Brian J. Gaffney (50)                        Vice President since 2004        Managing Director, Neuberger Berman since
                                                                              1999; Senior Vice President, NB Management
                                                                              since 2000; formerly, Vice President, NB
                                                                              Management from 1997 until 1999; Vice
                                                                              President, eleven registered investment
                                                                              companies for which NB Management acts as
                                                                              investment manager and administrator (three
                                                                              since 2000, four since 2002, three since
                                                                              2003 and one since 2004).
----------------------------------------------------------------------------------------------------------------------------
Sheila R. James (38)                       Assistant Secretary since 2004     Employee, Neuberger Berman since 1999;
                                                                              formerly, Employee, NB Management from 1991
                                                                              to 1999; Assistant Secretary, eleven
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator (seven since 2002, three since
                                                                              2003 and one since 2004).
----------------------------------------------------------------------------------------------------------------------------
Kevin Lyons (48)                           Assistant Secretary Since 2004     Employee, Neuberger Berman since 1999;
                                                                              formerly, Employee NB Management from 1993
                                                                              to 1999; Assistant Secretary, eleven
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator (ten since 2003 and one since
                                                                              2004).
----------------------------------------------------------------------------------------------------------------------------

                                                             42

----------------------------------------------------------------------------------------------------------------------------
                                              POSITION AND LENGTH OF
NAME, AGE, AND ADDRESS (1)                        TIME SERVED (2)                        PRINCIPAL OCCUPATION(S)
----------------------------------------------------------------------------------------------------------------------------
John M. McGovern (34)                      Assistant Treasurer since 2004     Vice President, Neuberger Berman since 2004;
                                                                              Employee, NB Management since 1993;
                                                                              Assistant Treasurer, eleven registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (seven since 2002, three since 2003 and one
                                                                              since 2004).
----------------------------------------------------------------------------------------------------------------------------
Barbara Muinos (45)                      Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999;
                                         and Accounting Officer since 2004    formerly, Assistant Vice President, NB
                                                                              Management from 1993 to 1999; Treasurer and
                                                                              Principal Financial and Accounting Officer,
                                                                              eleven registered investment companies for
                                                                              which NB Management acts as investment manager
                                                                              and administrator (seven since 2002, three
                                                                              since 2003 and one since 2004); Assistant
                                                                              Treasurer of three registered investment
                                                                              companies for which NB Management acts as
                                                                              investment manager and administrator from 1996
                                                                              until 2002.
----------------------------------------------------------------------------------------------------------------------------
Frederic B. Soule (57)                       Vice President since 2004        Senior Vice President, Neuberger Berman
                                                                              since 2003; formerly, Vice President,
                                                                              Neuberger Berman from 1999 until 2003; Vice
                                                                              President, NB Management from 1995 until
                                                                              1999; Vice President, eleven registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (three since 2000, four since 2002, three
                                                                              since 2003 and one since 2004).
----------------------------------------------------------------------------------------------------------------------------
Trani Jo Wyman (34)                        Assistant Treasurer since 2004     Employee, NB Management since 1991;
                                                                              Assistant Treasurer, eleven registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (seven since 2002, three since 2003 and one
                                                                              since 2004).
----------------------------------------------------------------------------------------------------------------------------

____________________

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Committees
----------

         The Board has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the Board are described below.

         AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee the Fund's accounting and financial reporting processes, their internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors; and (e) to act as a liaison between the Fund's independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Directors; its members are John Cannon, Walter G. Ehlers, Cornelius T. Ryan (Chairman), Tom
D. Seip and Peter P. Trapp. The Audit Committee met once since the Fund commenced investment operations on March 25, 2004.

         CODE OF ETHICS COMMITTEE. The Code of Ethics Committee oversees the administration of the Fund's Codes of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and Directors. Its members are Faith Colish, C. Anne Harvey, Robert A. Kavesh (Chairman) and Howard A. Mileaf. All members are Independent Fund Directors. The entire Board will receive required quarterly reports on the administration of the Code of Ethics and the required annual certifications from the Fund, Neuberger Berman and NB Management. The Code of Ethics Committee met once since the Fund commenced investment operations on March 25, 2004.

         CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for review and oversight of the Fund's principal contractual arrangements. Its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, John P. Rosenthal, William E. Rulon and Candace L. Straight. All members are Independent Fund Directors. The Contract Review Committee has not met since the Fund commenced investment operations on March 25, 2004.

         EXECUTIVE COMMITTEE. The Executive Committee has all the powers of the Directors when the Directors are not in session. Its members are John Cannon, Edward I. O'Brien, Jack L. Rivkin, William E. Rulon, Cornelius T. Ryan and Peter
E. Sundman (Chairman). All members except for Mr. O'Brien, Mr. Rivkin and Mr. Sundman are Independent Fund Directors. The Executive Committee has not met since the Fund commenced investment operations on March 25, 2004.

         NOMINATING COMMITTEE. The Nominating Committee is responsible for nominating individuals to serve as Directors, including as Independent Fund Directors, as members of committees, and as officers of the Fund. The Nominating Committee is composed entirely of Independent Fund Directors; its members are C. Anne Harvey, Barry Hirsch, Robert A. Kavesh, Howard A. Mileaf (Chairman) and Tom
D. Seip. The Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia
A. Brandon, Secretary, Neuberger Berman Dividend Advantage Fund Inc., 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. The Nominating Committee has not met since the Fund commenced investment operations on March 25, 2004.

         PORTFOLIO TRANSACTIONS COMMITTEE. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman and Lehman Brothers Holdings, Inc. ("Lehman") to the Fund and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability, reports prepared by third party consultants regarding the execution of the Fund's trades and the consideration given to alternative trading systems. The Committee is composed entirely of Independent Fund Directors; its members are Faith Colish, Walter G. Ehlers, C. Anne Harvey, Cornelius T. Ryan, Candace L. Straight (Chairwoman) and Peter P. Trapp. The Portfolio Transactions Committee has not met since the Fund commenced investment operations on March 25, 2004.

         PRICING COMMITTEE. The Pricing Committee oversees the procedures for pricing the Fund's portfolio securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. Its members are John Cannon, Edward I. O'Brien, Jack L. Rivkin, William E. Rulon and Tom D. Seip. All members except for Mr. O'Brien and Mr. Rivkin are Independent Fund Directors. The Pricing Committee has not met since the Fund commenced investment operations on March 25, 2004.

         The Fund's Articles provide that the Fund will indemnify its Directors and officers against liabilities and expenses to the extent permitted by Maryland law and the 1940 Act. This means that the Fund will indemnify its officers and Directors against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested Directors based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Directors have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Compensation
------------

         The Directors' compensation is allocated per fund based on the number of funds in the Neuberger Berman Fund Complex. It is estimated that the Directors will receive the amounts set forth in the following table from the Fund for the fiscal year ending October 31, 2004. For the calendar year ended December 31, 2003, the Directors received the compensation set forth in the following table for serving as Trustees or Directors of other investment companies in the "Fund Complex." Each officer and Director who is a Director, officer, partner or employee of NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman serves without any compensation from the Fund.

         The following table sets forth information concerning the compensation of the Directors of the Fund. The Fund does not have any retirement plan for its Directors.

                              TABLE OF COMPENSATION
                              ---------------------

                                                              Total Compensation
                                                              from Fund and
                                        Estimated Aggregate   Neuberger Berman
                                        Compensation          Fund Complex
Name and Position with the Fund         from the Fund*        Paid to Directors
-------------------------------         --------------        -----------------

Independent Fund Directors

John Cannon                             $1,000                $77,500
Director

Faith Colish                            $921                  $77,500
Director

Walter G. Ehlers                        $1,000                $77,500
Director

C. Anne Harvey                          $921                  $77,500
Director

Barry Hirsch                            $921                  $77,500
Director

Robert A. Kavesh                        $921                  $77,500
Director

Howard A. Mileaf                        $921                  $77,500
Director

William E. Rulon                        $921                  $77,500
Director

Cornelius T. Ryan                       $1,066                $77,500
Director

Tom Decker Seip                         $1,000                $77,500
Director

Candace L. Straight                     $921                  $77,500
Director

Peter P. Trapp                          $1,000                $62,500
Director

Directors who are "Interested Persons"

Edward I. O'Brien                       $921                  $70,000
Director

Jack L. Rivkin                          $0                    $0
Director and President

Peter E. Sundman                        $0                    $0
Director, Chairman of the Board
and Chief Executive Officer

* Since the Fund has not completed its first fiscal year, compensation is estimated based upon payments to be made by the Fund during the current fiscal year ending October 31, 2004.

Ownership of Securities
-----------------------

         As of December 31, 2003, none of the Directors own Fund shares.

         Set forth below is the dollar range of equity securities owned by each Director as of December 31, 2003.

--------------------------------------------------------------------------------
                                   Aggregate Dollar Range of Equity
                                   Securities in all Registered Investment
                                   Companies Overseen by Director in
Name of Director                   Family of Investment Companies*
--------------------------------------------------------------------------------
Independent Fund Directors
--------------------------------------------------------------------------------
John Cannon                        $50,001 - $100,000
--------------------------------------------------------------------------------
Faith Colish                       Over $100,000
--------------------------------------------------------------------------------
Walter G. Ehlers                   Over $100,000
--------------------------------------------------------------------------------
C. Anne Harvey                     $50,001 - $100,000
--------------------------------------------------------------------------------
Barry Hirsch                       Over $100,000
--------------------------------------------------------------------------------
Robert A. Kavesh                   $10,001 - $50,000
--------------------------------------------------------------------------------
Howard A. Mileaf                   Over $100,000
--------------------------------------------------------------------------------
William E. Rulon                   Over $100,000
--------------------------------------------------------------------------------
Cornelius T. Ryan                  Over $100,000
--------------------------------------------------------------------------------
Tom Decker Seip                    $1-$10,000
--------------------------------------------------------------------------------
Candace L. Straight                Over $100,000
--------------------------------------------------------------------------------
Peter P. Trapp                     $10,001 - $50,000
--------------------------------------------------------------------------------
Directors who are "Interested Persons"
--------------------------------------------------------------------------------
Edward I. O'Brien                   Over $100,000
----------------------------------- --------------------------------------------
Jack L. Rivkin                      $1-$10,000
----------------------------------- --------------------------------------------
Peter E. Sundman                    Over $100,000
----------------------------------- --------------------------------------------

* Valuation as of December 31, 2003

Independent Fund Directors Ownership of Securities
--------------------------------------------------

         As of December 31, 2003, no Independent Fund Director (or his/her immediate family members) owned any securities (not including shares of registered investment companies) in any Neuberger Berman entity or Lehman, which controls the Neuberger Berman entities.

Codes of Ethics
---------------

         The Fund, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions, including transactions involving Fund shares, of employees, officers, and Directors. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their funds or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator
------------------------------------

         NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Fund, dated as of March 25, 2004 ("Management
Agreement"). NB Management also provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds and other registered investment companies. As of December 31, 2003, NB Management and the Neuberger Berman affiliates had approximately $70.5 billion in assets under management. The NB entities are located at 605 Third Avenue, New York, New York 10158-0180.

         The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NB Management has no current plans to pay a material amount of such compensation.

         The Management Agreement provides that NB Management shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In the event that litigation against NB Management, in connection with its obligations under the Management Agreement or administration agreement (described below), ends with a determination that NB Management acted without culpability, the Fund will reimburse NB Management for reasonable attorney's fees and other expenses. In the event a matter ends without a court ruling on NB Management's culpability, any unresolved issue will be determined by a committee of disinterested Directors who were not party to the suit or by an opinion of independent legal counsel. The Fund may advance expenses to NB Management if (1) a committee of non-party disinterested Directors or independent legal counsel determines that NB Management is likely to prevail, and (2) the Fund is adequately assured of repayment in the event of an adverse result.

         NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, Directors, and employees of the

Fund who are officers, Directors, or employees of NB Management. Two Directors of NB Management (who are also officers of Neuberger Berman), who also serve as officers of NB Management, currently serve as Directors and officers of the Fund. See "Directors and Officers."

         Pursuant to the Management Agreement, the Fund has agreed to pay NB Management an annual management fee, payable on a monthly basis, at the annual rate of 0.60% of the Fund's average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage (the "Managed Assets"). The liquidation preference of the AMPS is not a liability or permanent equity.

         NB Management provides facilities, services, and personnel to the Fund pursuant to an administration agreement with the Fund, dated as of March 25, 2004 ("Administration Agreement"). Under the Administration Agreement, NB Management also provides certain stockholder, stockholder-related, and other services that are not furnished by the Fund's stockholder servicing agent. NB Management provides the direct stockholder services specified in the Administration Agreement and assists the stockholder servicing agent in the development and implementation of specified programs and systems to enhance overall stockholder servicing capabilities. NB Management solicits and gathers stockholder proxies, performs services connected with the Fund's exchange listing, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

         For administrative services, the Fund pays NB Management at the annual rate of 0.25% of average daily Managed Assets. With the Fund's consent, NB Management may subcontract to third parties some of its responsibilities to the Fund under the Administration Agreement. In addition, the Fund may compensate such third parties for accounting and other services.

         All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         From the commencement of the Fund's operations through October 31, 2010, NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below:

------------------------------------------------------------------------------------------------------
                     PERCENTAGE WAIVED (ANNUAL RATE AS A       PERCENTAGE WAIVED (ANNUAL RATE AS A
                   PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO   PERCENTAGE OF NET ASSETS ATTRIBUTABLE
FISCAL PERIOD          COMMON SHARES - ASSUMING NO AMPS          TO COMMON SHARES - ASSUMING THE
ENDING OCTOBER 31,         ARE ISSUED OR OUTSTANDING)                 ISSUANCE OF AMPS(2))
------------------------------------------------------------------------------------------------------
2004(1)                              .20%                                      .30%
------------------------------------------------------------------------------------------------------
2005                                 .20%                                      .30%
------------------------------------------------------------------------------------------------------
2006                                 .20%                                      .30%
------------------------------------------------------------------------------------------------------
2007                                 .20%                                      .30%
------------------------------------------------------------------------------------------------------
2008                                 .20%                                      .30%
------------------------------------------------------------------------------------------------------
2009                                 .14%                                      .21%
------------------------------------------------------------------------------------------------------
2010                                 .07%                                      .10%
------------------------------------------------------------------------------------------------------

(1) From the commencement of the Fund's operations.

(2) Assumes the issuance of AMPS in an amount equal to 33% of the Fund's net assets (after issuance).

         NB Management has not agreed to waive any portion of its fees beyond October 31, 2010.

         The Management Agreement continues until October 31, 2005. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Directors who are not "interested persons" of NB Management or the Fund ("Independent Fund Directors"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund. The Administration Agreement continues for a period of two years after the date the Fund became subject thereto. The
Administration Agreement is renewable from year to year, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Directors, and (2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund.

         The Management Agreement is terminable, without penalty, on 60 days' written notice either by the Fund or by NB Management. The Administration Agreement is terminable, without penalty, on 60 days' written notice either by NB Management or by the Fund. Each Agreement terminates automatically if it is assigned.

         Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by NB Management, including, without limitation, fees and expenses of Directors who are not "interested persons" of NB Management or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining NAV of the Fund, reports to stockholders, expenses of meetings of stockholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing stockholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Board. The Fund may have an obligation to indemnify its officers and Directors with respect to such litigation.

Sub-Adviser
-----------

         NB Management has retained Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated as of March 25, 2004 ("Sub-Advisory Agreement").

         The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its officers and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other investment companies managed by NB Management.

         The Sub-Advisory Agreement continues until October 31, 2005, and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Directors or a 1940 Act majority vote of the outstanding stock in the Fund, or by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

         The Sub-Advisory Agreement provides that Neuberger Berman shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Board Consideration of the Management and Sub-Advisory Agreements
-----------------------------------------------------------------

         In approving the Management and Sub-Advisory Agreements for the Fund, the Board primarily considered the nature and quality of the services to be provided under the Agreements and the overall fairness of the Agreements to the Fund.

         With respect to the nature and quality of the services provided, the Board considered, among other things, the resources that NB Management plans to devote to managing the Fund and the firm's in-house equity and fixed income research and trading capabilities. They discussed the recent and long-term performance of other funds managed by NB Management and Neuberger Berman that have similar investment objectives and the same portfolio managers. They also considered NB Management's and Neuberger Berman's positive compliance history, as the firms have been free of significant compliance problems, Codes of Ethics and compliance staff. In addition, they considered the structure, staffing and function of the Asset Allocation Committee. With respect to the overall fairness of the Management and Sub-Advisory Agreements, the Board primarily considered the fee structure of the Agreements and the proposed indemnity provision in the Management Agreement. The Board reviewed information about the rates of compensation paid to other investment advisers, and the overall expense ratios, for funds that pursue a comparable investment strategy to the Fund and are not managed by NB Management or Neuberger Berman. The Board considered the contractual limits on the Fund's expenses undertaken by NB Management. The Board also considered the result of NB Management's and Neuberger Berman's recent combination with Lehman Brothers, including the resources of Lehman Brothers that are available to the Fund.

         The Board concluded that the fees and other benefits likely to accrue to NB Management and its affiliates by virtue of their relationship to the Fund are reasonable in comparison with the benefits likely to accrue to the Fund. In considering the fees, the Board took note of the likelihood that the Fund would issue preferred stock and considered the effect of such issuance on the Fund's net assets and, therefore, the fees. The Board concluded that approval of the Management and Sub-Advisory Agreements was in the best interests of the Fund's stockholders. These matters were considered separately by the Independent Fund Directors, meeting with experienced 1940 Act counsel selected by the Independent Fund Directors, before the full Board considered the Agreements.

Management and Control of NB Management and Neuberger Berman
------------------------------------------------------------

         Neuberger Berman and NB Management are wholly owned by Lehman Brothers, a publicly-owned holding company. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Inc. who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Jeffrey B. Lane, Robert Matza, Jeffrey
S. Maurer, Matthew S. Stadler, Jack L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Directors and officers of the Fund.

         Lehman is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman's address is 745 Seventh Avenue, New York, New York 10019.

         According to a Schedule 13G jointly filed on February 10, 2004 by AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, and AXA Courtage Assurance Mutuelle (collectively, the "Mutuelles AXA"), AXA ("AXA"), and AXA Financial, Inc., a subsidiary of AXA ("AFI"): (a) the Mutuelles AXA, which as a group control AXA, and AXA beneficially own 13,744,899 shares of common stock of Lehman solely for investment purposes and have sole voting power with respect to 6,704,335 of such shares, shared voting power with respect to 1,352,064 of such shares, sole dispositive power with respect to 13,742,799 shares and shared dispositive power with respect to 2,100 shares, and (b) 13,725,582 of such shares are beneficially owned by Alliance Capital Management L.P., a subsidiary of AFI, and the remainder of such shares are beneficially owned by other affiliates of AXA. Addresses of the joint filers are as follows: the Mutuelles AXA, 370, rue Saint Honore, 75001 Paris, France and 26, rue Louis le Grand, 75002 Paris, France; AXA, 25, avenue Matignon, 75008 Paris, France; and AFI, 1290 Avenue of the Americas, New York, New York 10104.

                             PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions
-----------------------------------------------

         Investment decisions for the Fund and for the other investment advisory clients of NB Management are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by NB Management. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by NB Management is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by NB Management. NB Management may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Directors that the desirability of the Fund's having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

         The Fund is subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Fund, other Neuberger Berman funds, and other managed accounts) and personnel of Neuberger Berman and the Neuberger Berman affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

         The Fund is included in an order from the SEC that permits the Fund to pay Neuberger Berman, and Neuberger Berman to receive, compensation for services as a securities lending intermediary, subject to certain conditions. These services are provided by a separate operating unit of Neuberger Berman under the supervision of NB Management who is not involved in the securities lending intermediary's lending agency operations. Neuberger Berman will receive as compensation a reasonable fee based on revenues earned by the Fund through the securities lending program. The order also permits Neuberger Berman and other affiliated broker-dealers of the Fund to borrow portfolio securities from the Fund, subject to certain conditions.

         The Fund may, from time to time, loan portfolio securities to Neuberger Berman, Lehman Brothers Inc. ("Lehman") and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the

Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Directors. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Funds. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Fund and reported to the Board of Directors.

Proxy Voting
------------

         The Board has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Fund's portfolio. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

         Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Fund. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

         Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

         Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

         In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

         If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

         Beginning September 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

Brokerage and Research Services
-------------------------------

         Neuberger Berman and Lehman act as principal brokers for the Fund, subject to periodic evaluation by the Portfolio Transactions Committee of the quality and cost of execution.

         In effecting securities transactions, the Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Fund plans to continue to use Neuberger Berman and/or Lehman as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund's knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

         The use of Neuberger Berman and Lehman as brokers for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Fund and NB Management have expressly authorized Neuberger Berman and Lehman to retain such compensation, and Neuberger Berman and Lehman have agreed to comply with the reporting requirements of Section 11(a).

         Under the 1940 Act, commissions paid by the Fund to Neuberger Berman and Lehman in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Fund's policy that the commissions paid to Neuberger Berman and Lehman must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman considered by a majority of the Independent Directors not to be comparable to the Fund, and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management's judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits

Neuberger Berman and Lehman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

         A committee of Independent Directors from time to time reviews, among other things, information relating to the commissions charged by Neuberger
Berman and Lehman to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman effect brokerage transactions for the Fund must be reviewed and approved no less often than annually by a majority of the Independent Directors.

         To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that Neuberger Berman or Lehman receives transaction instructions regarding a security for more than one investment account at or about the same time, Neuberger Berman and Lehman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price.

         Under policies adopted by the Board of Directors, Neuberger Berman and Lehman may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman may receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which Neuberger Berman or Lehman exercises investment discretion. A member of the Board of Directors who is not affiliated with Neuberger Berman or Lehman reviews confirmation of each agency cross-trade in which the Fund participates.

         The Fund expects that it will execute a portion of its transactions through brokers other than Neuberger Berman and Lehman. In selecting those brokers, NB Management will consider the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility, and may consider research and other investment information provided by those brokers.

         In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced Neuberger Berman's normal internal research activities, Neuberger Berman's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those clients whose brokerage commissions are used to acquire the research services described herein, a practice specifically permitted by the federal securities laws. With regard to allocation of brokerage to acquire research services, Neuberger Berman always considers its best execution obligation.

         A committee comprised of officers of NB Management and employees of Neuberger Berman who are portfolio managers of several Neuberger Berman registered investment companies, or series thereof, (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

         The commissions paid to a broker other than Neuberger Berman and Lehman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Fund by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting fund transactions on behalf of the other NB Funds and by Neuberger Berman from brokers effecting fund transactions on behalf of the Managed Accounts may be used for the Fund's benefit.

         The Asset Allocation Committee will periodically allocate the Fund's assets between income-producing securities recommended by the Neuberger Berman Research Department and Real Estate Company securities. The Asset Allocation Committee's members will consist of Jack L. Rivkin, Steven R. Brown, Richard S. Levine and Michelle B. Stein.

         Mr. Rivkin is an Executive Vice President, the Chief Investment Officer and head of the Research Department of Neuberger Berman with 36 years of industry experience. Mr. Rivkin also serves as Chairman and a Director of NB Management. From September 1995 to February 2002, he was an Executive Vice President of Citigroup Inc.

         Mr. Brown will serve as portfolio manager of the real estate portion of the Fund's portfolio. Mr. Brown is a Vice President of NB Management and a Managing Director of Neuberger Berman. Mr. Brown joined Neuberger Berman in January 2002 to head up the firm's institutional and retail real estate securities effort. Until he joined Neuberger Berman, Mr. Brown managed institutional separate accounts and served as a Co-Portfolio Manager for the Cohen & Steers Equity Income Fund, Inc. and the Cohen & Steers Advantage Income Realty Fund, Inc. He joined Cohen & Steers in 1992. Prior to that, he was a debt rating analyst with S&P covering REITs, homebuilders and commercial mortgage securities. He has more than 15 years of experience analyzing and investing in REITs.

         Ms. Stein will serve as a portfolio co-manager of the portion of the Fund's portfolio invested in income-producing securities recommended by the Neuberger Berman Research Department. Ms. Stein is a Vice President of NB Management and a Managing Director of Neuberger Berman. She joined Neuberger Berman in 1979 as a Research Analyst and has spent her entire career with the firm. In 1983, she became an Associate Equity Portfolio Manager and in 1988 was promoted to Portfolio Manager. Ms. Stein, with 25 years of industry experience, serves as a portfolio manager for separate accounts and another registered mutual fund.

         Mr. Levine will serve as a portfolio co-manager of the portion of the Fund's portfolio invested in income-producing securities recommended by the Neuberger Berman Research Department. Mr. Levine is a Vice President of NB Management and a Managing Director of Neuberger Berman. He has been a Portfolio Manager for separate accounts at Neuberger Berman since 1989, and in 2003 became a portfolio manager for a registered mutual fund. He also serves as a Director of Neuberger Berman Trust Company, N.A. Previously, Mr. Levine was a financial advisor specializing in investment, estate and tax planning, and employee benefits with Ayco/American Express. He has 21 years of industry experience.

                                 NET ASSET VALUE

         The net asset value of the Common Shares is calculated by subtracting the Fund's total liabilities (including liabilities from Borrowings) and the liquidation preference of any outstanding AMPS from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of regular trading on the ("NYSE"), usually 4 p.m. Eastern time, every day on which the NYSE is open. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day.

         The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Directors of the Fund believe accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value. The Fund's securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of Common Shares have no ability to trade the Common Shares on the AMEX.

         If NB Management believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Directors of the Fund believe accurately reflects fair value.

         Any interest rate swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any interest rate cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, any accrued payments to the Fund under such transactions will be assets of the Fund and any accrued payments by the Fund will be liabilities of the Fund.

                               DESCRIPTION OF AMPS

         Under the Articles, the Fund is authorized to issue up to 1,000,000,000 shares of capital stock, all of it originally designated Common Shares. Pursuant to the Articles, the Board may classify or reclassify any unissued shares of capital stock without a stockholder vote into one or more classes of preferred or other stock. Pursuant to that authority, the Board has classified 2,400 shares as Series A AMPS, 2,400 shares as Series B AMPS. All AMPS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

         AMPS will rank on parity with shares of any other class or series of preferred stock of the Fund as to the payment of dividends and the distribution of assets upon liquidation. All AMPS carry one vote per share on all matters on which such shares are entitled to be voted. AMPS will, when issued, be fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.

         As used in this Statement of Additional Information, unless otherwise noted, the Fund's "net assets" include its assets attributable to any outstanding Common Shares and AMPS, with no deduction for the liquidation preference of the AMPS. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of AMPS from "net assets," so long as the AMPS have redemption features that are not solely within the control of the Fund. The Fund believes that the AMPS will be treated, for all regulatory and tax purposes, as stock (rather than indebtedness).

         LIMITED ISSUANCE OF AMPS. Under the 1940 Act, the Fund could issue AMPS with an aggregate liquidation value of up to one-half of the value of the Fund's net assets, measured immediately after issuance of the AMPS. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the AMPS is less than one-half of the value of the Fund's net assets (determined after deducting the amount of such dividend or other distribution) immediately after the distribution. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding AMPS for purposes of these asset coverage requirements. The liquidation value of the AMPS is expected to be approximately 33% of the value of the Fund's net assets. The Fund intends to purchase or redeem AMPS, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund's net assets.

         DISTRIBUTION PREFERENCE. The AMPS will have complete priority over the Common Shares as to distribution of assets.

         LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of AMPS ("Preferred Stockholders") will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

         VOTING RIGHTS. In connection with any issuance of AMPS, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that AMPS be voting shares. Except as otherwise provided in the Articles or the Fund's Bylaws or otherwise required by applicable law, Preferred Stockholders will vote together with Common Stockholders as a single class.

         In connection with the election of the Fund's Directors, Preferred Stockholders, voting as a separate class, will also be entitled to elect two of the Fund's Directors, and the remaining Directors shall be elected by Common Stockholders and Preferred Stockholders, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding AMPS shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding AMPS, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment.

         The affirmative vote of the holders of a majority of the outstanding AMPS, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective, the conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class or series vote of Preferred Stockholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and AMPS, voting together, necessary to authorize the action in question.

         Holders of AMPS would not be entitled to vote on matters placed before stockholders if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         REDEMPTION, PURCHASE AND SALE OF AMPS BY THE FUND. The terms of the AMPS may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase AMPS and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

         The discussion above describes the Board's current intention with respect to a possible offering of AMPS. If the Board determines to authorize such an offering, the terms of the AMPS may be the same as, or different from, the terms described above, subject to applicable law and the Articles of Incorporation and Bylaws.

                 ADDITIONAL INFORMATION CONCERNING THE AUCTIONS
                              FOR AMPS

         GENERAL. DTC will act as the Securities Depository with respect to the AMPS. One certificate for all of the AMPS will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the AMPS contained in the Fund's Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for the AMPS. Prior to the commencement of the right of holders of the AMPS to elect a majority of the Directors, as described under "Description of Preferred Shares - Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of the AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in the AMPS, whether for its own account or as a nominee for another person.

         CONCERNING THE AUCTION AGENT. The Bank of New York (the "Auction Agent") will act as agent for the Fund in connection with the auctions of the AMPS (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the facts pertinent to making such decision. The Fund shall indemnify the Auction Agent and its officers, directors, employees and agents for, and hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on the part of the Auction Agent arising out of or in connection with its agency under the auction agency agreement and under the broker-dealer agreements entered by the Auction Agent pursuant to the auction agency agreement, including the costs and expenses of defending itself against any claim of liability in connection with its exercise or performance of any of its duties thereunder, except such as may result from its gross negligence or willful misconduct.

         The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the AMPS, the Auction Agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction
- Secondary Market Trading and Transfers of AMPS" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., Eastern time, on the business day preceding such Auction.

         The Auction Agent may terminate its auction agency agreement with the Fund upon at least 60 days notice to the Fund (30 days if such termination is due to nonpayment of amounts due to it). If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

         BROKER-DEALERS. The Auction Agent after each Auction for AMPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any Auction immediately preceding a dividend period of one year or longer, of the purchase price of the AMPS placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, the AMPS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the Auction or (iii) a valid hold order.


         The Fund may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

         The broker-dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction, if there are other Broker-Dealers.

               CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION

         The Articles include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

         The Articles require a vote by a majority of the Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act ("Independent Directors"), of the Fund, and holders of at least 75% of the shares of capital stock of the Fund outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease or exchange of all or substantially all of the Fund's assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1 million ($1,000,000) or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of 75% of the Directors, including a majority of the Independent Directors, then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of 75% of the Directors, including a majority of the Independent Directors, no stockholder vote is required to authorize such action. The term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of the holders of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. As discussed in the Prospectus, certain of the actions described above also require approval by the holders of the AMPS, tallied separately. Certain of the transactions described above, even if approved by stockholders, may be prohibited by the 1940 Act.


         The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, will make more difficult a change in the Fund's business or management and may have the effect of depriving Common Stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board believes that the provisions of the Articles relating to such higher votes are in the best interest of the Fund and its stockholders.

         Reference should be made to the Articles on file with the SEC for the full text of these provisions.

                         DISTRIBUTIONS ON COMMON SHARES

         The Fund intends to distribute its net investment income available for the Common Shares on a monthly basis. The Fund intends to distribute at least annually, all of its net long- and short-term capital gains, if any. Both monthly and annual distributions to Common Stockholders will be made only after paying any accrued dividends on, or redeeming or liquidating, AMPS and making interest and required principal payments on any Borrowings. The Fund currently expects that most dividends it pays under both the Level-Rate Dividend Policy and the Managed Dividend Policy will be not eligible for the 15% maximum income tax rate applicable to individuals' "qualified dividend income" under the "2003 Tax Act" (defined below under "Tax Matters").

         The Fund has applied for exemptive relief from the SEC to permit it to adopt a Managed Dividend Policy for the Common Shares. As more fully described below, a Managed Dividend Policy would permit the Fund to make regular cash distributions to Common Stockholders, at a fixed rate per Common Share or at a fixed percentage of its net asset value, that may include periodic distributions of net long- and short-term capital gains, or, in certain circumstances, return of capital. There is no assurance that the Fund would be able to obtain the necessary exemptive relief.


LEVEL-RATE DIVIDEND POLICY


         Prior to receiving exemptive relief for a Managed Dividend Policy, the Fund intends to make regular monthly cash distributions to Common Stockholders at a fixed rate per Common Share based on its projected performance, subject to adjustment from time to time ("Level-Rate Dividend Policy"). The Fund's ability to maintain a Level-Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends paid on AMPS, and interest and required principal payments on any Borrowings.

         Over time, all the net investment income of the Fund will be distributed. That income will consist of all dividend and interest income accrued on portfolio assets less all expenses of the Fund, which will be accrued each day. In addition, the Fund currently expects that a portion of the cash flow it receives from Real Estate Companies that is initially characterized as "dividends" will later be recharacterized by the Real Estate Companies as a non-taxable return of capital to the Fund. In that event, amounts distributed to Common Stockholders may have to be subsequently recharacterized as a return of capital for tax purposes.



         To permit the Fund to maintain more stable monthly distributions on Common Shares, it may initially distribute less than the entire amount of its net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. The distributions the Fund pays for any particular monthly period may be more or less than the amount of net investment income it actually earns during the period (less any distributions on AMPS), and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

         While the Fund intends to pay a level dividend, there is no assurance that it will always be able to pay a dividend or that the dividend will be of any particular size.


MANAGED DIVIDEND POLICY


         The Fund has filed an exemptive application with the SEC seeking an order under the 1940 Act facilitating the implementation of a Managed Dividend Policy. If, or when, the Fund receives the requested relief, it may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy. If implemented, the Managed Dividend Policy would supercede the Level-Rate Dividend Policy.

         Under a Managed Dividend Policy, the Fund would intend to make monthly distributions to Common Stockholders, at a fixed rate per Common Share or a fixed percentage of its NAV, that may include periodic distributions of net long- and short-term capital gains or, in certain circumstances, return of capital. Under a Managed Dividend Policy, if, for any monthly distribution, the sum of net investment income and any net realized capital gains for the month was less than the amount of the distribution, the difference would be distributed from the Fund's capital. If, for any fiscal year, the total distributions exceed such income and gains (an "Excess"), the Excess would generally be treated by each Common Stockholder as a tax-free return of capital up to the amount of the tax basis in the Common Shares, with any amounts exceeding such basis being treated as gain from the sale of those Common Shares. The Excess, however, would be treated as dividend income to the extent of the Fund's current and accumulated earnings and profits. As with the Level-Rate Dividend Policy, the Fund currently expects that a portion of the cash flow it receives from Real Estate Companies and initially characterized as "dividends" will later be recharacterized by the Real Estate Companies as a non-taxable return of capital to the Fund. In that event, amounts distributed to Common Stockholders may have to be subsequently recharacterized as a return of capital for tax purposes. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made.

         Any distribution of an Excess would decrease the Fund's total assets and, as a result, would have the likely effect of increasing its expense ratio. There is a risk that the Fund would not eventually realize capital gain in an amount corresponding to an Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

         There is no guarantee that the Fund will receive an exemptive order facilitating the implementation of a Managed Dividend Policy or, if such an order is received, that the Board of Directors will implement a Managed Dividend Policy.

         The Board of Directors reserves the right to change the Fund's dividend policy from time to time.

                   REPURCHASE OF COMMON SHARES; TENDER OFFERS;
                           CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company, and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which in turn are affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than NAV. The Board regularly monitors the relationship between the market price and NAV of the Common Shares. If the Common Shares were to trade at a substantial discount to NAV for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will actually reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

         Notwithstanding the foregoing, at any time when the AMPS are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on AMPS have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding AMPS (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

         The Board may also from time to time consider submitting to the holders of the shares of stock of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to stockholders, the Board would consider all factors then relevant, including the relationship of the market price of the Common Shares to NAV, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on AMPS issued by the Fund and general market and economic conditions.

         See "Anti-Takeover and Other Provisions in the Articles of Incorporation" in the Prospectus and "Certain Provisions in the Articles of Incorporation" in this SAI for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all AMPS then outstanding, and the Fund's Common Shares would no longer be listed on the AMEX. Holders of common stock of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their common stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

         The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at NAV from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and NAV that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when AMPS are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks
- Risk of Leverage."

         Before deciding whether to take any action if the Fund's Common Shares trade below NAV, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.

                                   TAX MATTERS

         Set forth below is a discussion of the material federal income and excise tax aspects concerning the Fund and the purchase, ownership and disposition of AMPS. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you are a U.S. person and will hold your AMPS as capital assets. This discussion is based on present provisions of the Code and the regulations promulgated thereunder ("Regulations")and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations (possibly with retroactive effect). Prospective investors should consult their own tax advisers with regard to the federal income tax consequences of the purchase, ownership or disposition of Preferred Shares, as well as the tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.


TAXATION OF THE FUND

         The Fund intends to qualify each taxable year for treatment as a RIC. To qualify for that treatment, the Fund must, among other things:

                  (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");

                  (2) distribute with respect to each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) for that year ("Distribution Requirement"); and

                  (3) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the issuer's outstanding voting securities, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses.

         If the Fund qualifies for treatment as a RIC, it generally will not be subject to federal income tax on income and gains it timely distributes to its stockholders (including Capital Gain Dividends, as defined below). If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders and the stockholders would treat all those distributions, including distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income and/or "qualified dividend income," referred to below) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

         The Fund intends to distribute at least annually to its stockholders all or substantially all of its investment company taxable income. The Fund also will annually (1) distribute its net capital gain or (2) retain all or a portion of its net capital gain for investment. If the Fund retains any investment company taxable income or any net capital gain, it will be subject to tax at regular corporate rates on the retained amount. See "Taxation of the Stockholders" for a description of the consequences to the Fund's stockholders of retained net capital gain.

         To the extent the Fund fails to distribute in a calendar year at least an amount equal to the sum of (1) 98% of its ordinary income for that year plus
(2) 98% of its capital gain net income for the one-year period ending October 31 of that year, plus 100% of any retained amount of either from the prior year, it will be subject to a nondeductible 4% excise tax ("Excise Tax"). For these purposes, the Fund will be treated as having distributed any amount with respect to which it pays income tax. A distribution the Fund pays to stockholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to stockholders of record on a date in October, November or December of the preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the Excise Tax.

         If, at any time when AMPS are outstanding, the Fund fails to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage (both as defined in the Fund's Articles Supplementary, attached hereto as Appendix A), it will be required to suspend distributions to Common Stockholders until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of AMPS - Dividends and Rate Periods - Restriction on Dividends and Other Distributions" in the Prospectus. Such a suspension may prevent the Fund from satisfying the Distribution Requirement and may therefore jeopardize its qualification for treatment as a RIC or cause it to incur an income tax or Excise Tax liability, or both. If the Fund fails to meet such maintenance amount or asset coverage when AMPS are outstanding, it will be required to redeem AMPS to maintain or restore such maintenance amount or asset coverage, as the case may be, and avoid the adverse consequences to the Fund and its stockholders of failing to qualify for treatment as a RIC. There can be no assurance, however, that any such redemption would achieve that objective.

TAXATION OF THE STOCKHOLDERS

         DISTRIBUTIONS. As long as the Fund qualifies for treatment as a RIC, distributions it makes to its stockholders from its investment company taxable income will be taxable to them as ordinary income to the extent of its earnings and profits. The Fund currently expects that a significant part of the dividends it pays will be not eligible for the dividends-received deduction available to corporations or the 15% maximum federal income tax rate on "qualified dividend income" received by individuals enacted by the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Tax Act"). A Preferred Stockholder is eligible for the latter treatment for Fund dividends only if (1) those dividends are attributable to qualified dividend income the Fund receives and (2) the Preferred Stockholder satisfies the requirements described in the next paragraph ("Requirements") with respect to the AMPS on which those dividends were paid. For this purpose, "qualified dividend income" means dividends the Fund receives from U.S. corporations and qualifying foreign corporations, provided that it satisfies the Requirements in respect of the stock of such corporations applied with respect to common stock by substituting "61" for "91," "121" for "181" and "60" for "90"). Dividends the Fund receives from REITs are qualified dividend income only in limited circumstances. These special rules relating to the taxation of qualified dividend income generally apply to taxable years commencing before January 1, 2009. Thereafter, the Fund's dividends, other than Capital Gain Dividends, will be fully taxable at ordinary income tax rates unless legislative action is taken.

         A dividend (the Fund pays to a Preferred Stockholder will not be treated as qualified dividend income if (1) the dividend is received with respect to any share held for fewer than 91 days during the 180-day period (181-day period under proposed technical corrections to the 2003 Tax Act) commencing on the date that is 90 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

         The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual stockholders.

         Fund distributions of net capital gain that are properly designated as such ("Capital Gain Dividends") will be taxable to each stockholder as long-term capital gain, regardless of how long the stockholder has held Fund shares. Under the 2003 Tax Act, Capital Gain Dividends the Fund pays to individuals with respect to net capital gain it recognizes on sales or exchanges of capital assets through December 31, 2008, will be subject to a maximum federal income tax rate of 15%.

         As noted under "Investment Strategies, Techniques and Risks - Securities Loans," the Fund may lend portfolio securities to institutional investors and, during the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends the borrower receives on the securities. If securities are on loan over their ex-dividend date, the "equivalent" payments will not be treated as qualified dividend income.

         Distributions on the Fund's shares are generally subject to federal income tax as described herein, even though those distributions may economically represent a return of a particular stockholder's investment. Those distributions are likely to occur in respect of shares purchased when the Fund's NAV reflects gains that are either unrealized or realized but not distributed or income that is not distributed. Those realized gains may be required to be distributed even when the Fund's NAV also reflects unrealized losses. Distributions are taxable to a stockholder even if they are paid from income or gains the Fund earned before the stockholder invests in shares (and thus are included in the price the stockholder paid).

         If the Fund makes a distribution to a stockholder in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of the stockholder's tax basis in its shares and thereafter as capital gain. A return of capital is not taxable, but it reduces a stockholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of its shares. Current earnings and profits will be, and accumulated earnings and profits may be, treated as first being used to pay distributions on AMPS, and only the remaining earnings and profits will be treated as being used to pay distributions on the Common Shares.


         If the Fund retains any net capital gain, it may designate all or a portion of the retained amount as undistributed capital gains in a notice to its stockholders, each of whom (1) would be required to include in income for federal income tax purposes, as long-term capital gain, its proportionate share of the undistributed amount and (2) would be entitled to credit its proportionate share of the tax the Fund paid on the undistributed amount against its federal income tax liability, if any, and to claim a refund to the extent the credit exceeds that liability. For federal income tax purposes, the tax basis in shares a Fund stockholder owns would be increased by an amount equal to the difference between the undistributed capital gains included in the stockholder's gross income and the tax credit the stockholder claimed.

         If (1) the Fund may redeem all or part of a series of AMPS upon payment of a premium, (2) based on all the facts and circumstances, the Fund is more likely than not to redeem such series, and (3) such premium exceeds a specified

DE MINIMIS amount, it is possible that the holders of such series may be required to accrue the premium as a dividend (to the extent of the Fund's earnings and profits) in advance of the receipt of cash representing such premium.

         The Fund will notify stockholders annually as to the federal tax status of Fund distributions to them.

         SALE OR REDEMPTION OF SHARES. A stockholder's sale or other disposition of Fund shares may give rise to a taxable gain or loss in an amount equal to the difference between the amount realized and the stockholder's basis in those shares. In general, any gain or loss realized on a taxable disposition of shares will be treated as long-term capital gain or loss (and thus eligible, in the case of individuals, for the 15% maximum federal income tax rate enacted by the 2003 Tax Act on net capital gain, as described above) if the shares have been held for more than one year; otherwise, any such gain or loss will be treated as short-term capital gain or loss. However, if a stockholder sells shares at a loss within six months of their purchase, such loss will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends the stockholder received (or the stockholder's share of any designated undistributed capital gains) with respect to the shares. All or a portion of any loss realized on a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.

         From time to time the Fund may make a tender offer for some of its shares. A tender of shares pursuant to such an offer would be a taxable event. If the Fund decides to make a tender offer, the tax consequences thereof will be disclosed in the documents relating to the offer.

         The Fund may, at its option, redeem AMPS in whole or in part and is required to redeem AMPS to the extent required to maintain the AMPS Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from such a redemption will be taxed as gain or loss from the sale or exchange of AMPS rather than as a dividend, but only if the redemption distribution (1) is deemed not to be essentially equivalent to a dividend, (2) is in complete redemption of an owner's interest in the Fund, (3) is substantially disproportionate with respect to the owner's interest in the Fund or (4) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of clauses (1), (2) and (3) above, a holder's ownership of Common Shares will be taken into account.

         Under the Regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more in any single taxable year (or $4 million or more in the taxable year in which the loss is recognized and the five succeeding taxable years) for an individual stockholder, or five times those amounts for a corporate stockholder, the stockholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these Regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their own tax advisers to determine the applicability of these Regulations in light of their individual circumstances.

         BACKUP WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including Capital Gain Dividends) and redemption proceeds otherwise payable to any individual or certain other non-corporate stockholder who fails to properly furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from all distributions otherwise payable to such a stockholder who has under-reported dividend or interest income or who fails to certify to the Fund that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, "backup withholding"). The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld with respect to a stockholder may be credited against the stockholder's federal income tax liability.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS



         REMICS. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Regulations that are authorized by the Code but have not yet been issued, and that may apply retroactively, a portion of a REIT's income attributable to such an interest (an "excess inclusion") generally may be allocated to the REIT's shareholders in proportion to the dividends they receive; those Regulations are expected to treat a RIC's excess inclusion income similarly. Excess inclusion income so allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts and public charities) would constitute unrelated business taxable income to them. In addition, if a "disqualified organization" (which term includes a governmental unit and a tax-exempt entity) is a record holder of a RIC's shares at any time during a taxable year, the RIC will be subject to tax equal to the portion of its excess inclusion income for the year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests.

         HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future Regulations), and gains from options, futures and forward contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

         Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain to higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the timing as to when a purchase or sale of securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

         FOREIGN SECURITIES. Dividends and interest the Fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" the Fund receives on the stock or of any gain on its disposition of the stock
(collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its stockholders. Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on qualified dividend income described above.

         If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, it would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year. "Marking-to-market," in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

         SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. The Fund may acquire zero coupon or other securities issued with accrued OID. As a holder of those securities, the Fund must include in gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

                             REPORTS TO STOCKHOLDERS

         Stockholders of the Fund will receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund. The Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

                      CUSTODIAN, AUCTION AGENT AND DIVIDEND
                                 TRANSFER AGENT

         State Street Bank and Trust Company, 225 Franklin Street, Boston MA 02110, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services. The Bank of New York, Corporate Trust Administration, Attn: Corporate Trust Dealing and Trading Group - Auction Desk, 100 Church Street, 8th Floor, New York, New York 10286, serves as the Auction Agent, transfer agent, registrar and dividend disbursement agent for the AMPS, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.


                              INDEPENDENT AUDITORS

         Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as independent auditors for the Fund. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with review of the Fund's filings with the SEC.

                                     COUNSEL

         Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington D.C. 20036-1221, will pass upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT

         A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                         REPORT OF INDEDENDENT AUDITORS


To the Shareholder and
Board of Directors of
Neuberger Berman Dividend Advantage Fund Inc.

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Dividend Advantage Fund Inc. (the "Fund"), as of March 8, 2004. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Neuberger Berman Dividend Advantage Fund Inc., at March 8, 2004, in conformity with accounting principles generally accepted in the United States.


                              /s/ Ernst & Young LLP

                              ERNST & YOUNG LLP


Boston, Massachusetts
March 19, 2004

FINANCIAL STATEMENTS


NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 8, 2004

ASSETS
Cash                                                         $ 100,008
Deferred offering costs                                        250,000
                                                             ------------
Total assets                                                   350,008
                                                             ------------

LIABILITIES
Payable for offering costs                                     250,000
                                                             ------------

NET ASSETS AT VALUE                                          $ 100,008
                                                             ------------

NET ASSETS CONSIST OF:
Paid-in capital                                              $ 100,008
                                                             ------------

SHARES OUTSTANDING ($.0001 PAR VALUE;
  1,000,000,000 SHARES AUTHORIZED)                               5,236
                                                             ------------
NET ASSET VALUE, PER SHARE                                      $19.10
                                                             ------------

MAXIMUM OFFERING PRICE PER SHARE ($19.100/95.5%)                $20.00
                                                             ------------

See Notes to Financial Statement

NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
NOTES TO FINANCIAL STATEMENT
MARCH 8, 2004


NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1. ORGANIZATION:

Neuberger Berman Dividend Advantage Fund Inc. (the "Fund") was organized as a Maryland corporation on January 29, 2004. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund has had no operations to date, other than the sale to Neuberger Berman, LLC ("Neuberger"), the Fund's sub-adviser, on March 8, 2004 of 5,236 shares of common stock for $100,008 ($19.10 per share).

2. ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results may differ from those estimates.

3. CONCENTRATION OF RISK:

The Fund may, for cash management purposes, during a reasonable start-up period following the initial offering, or for defensive purposes, temporarily hold all or a substantial portion of its assets in cash, short-term money market instruments, including shares of money market funds that are managed by Management, or in debt securities. The ability of the issuers of the money market instruments and debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

Following the start-up period, under normal market conditions, the Fund's investments will be primarily concentrated in 1) income-producing securities recommended by the Neuberger Berman, LLC Research Department that, at the time of investment, have a dividend yield greater than the average dividend yield of the S&P 500 Composite Stock Index and 2) income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of Fund shares may fluctuate more due to economic, legal, cultural or technological developments affecting the United States real estate industry than would the shares of a fund not concentrated in the real estate industry.

NOTE B -- INVESTMENT MANAGEMENT AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

Under the terms of a Management Agreement, the Fund pays Management a monthly fee at an annualized rate of 0.60% of the Fund's average daily Managed Assets. Managed Assets means the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the liquidation preference of any preferred shares outstanding is not considered a liability.

Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:


                                     % of Average
     Fiscal Period or Year Ending   Daily Managed
             October 31,             Assets to be
                                        Waived
    ------------------------------------------------
             2004 - 2008                0.20
                 2009                   0.14
                 2010                   0.07

Management has not agreed to waive any portion of its fees and expenses beyond October 31, 2010.

Pursuant to an Administration Agreement between Management and the Fund, the Fund has agreed to pay Management an administration fee payable on a monthly basis at the annual rate of 0.25% of the Fund's average daily Managed Assets.
Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or directors of the Fund are also employees of Neuberger and/or Management.

NOTE C -- ORGANIZATION EXPENSES AND OFFERING COSTS:

Based on an estimated Fund offering of 6,250,000 shares, organization and offering costs are estimated to be $19,100 and $639,200, respectively. Management has agreed to pay all organizational expenses and the amount by which the aggregate of all of the Fund's offering costs (other than sales load) exceed $0.04 per share. Such amount to be paid by Management is estimated to be $408,300. The Fund will pay offering costs estimated at $250,000 from the proceeds of the offering. Offering costs paid by the Fund will be charged as a reduction of paid-in capital at the completion of the Fund offering.

NOTE D - FEDERAL INCOME TAXES:

The Fund intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, such that it will not be subject to Federal income tax.

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)



SCHEDULE OF INVESTMENTS DIVIDEND ADVANTAGE FUND INC.



NUMBER OF SHARES                                                  MARKET VALUE +
                                                                 (000'S OMITTED)

COMMON STOCKS (86.7%)

AEROSPACE (3.3%)
     19,000 General Dynamics                                         $   1,779
     36,400 Lockheed Martin                                              1,736
                                                                     ---------
                                                                         3,515

APARTMENTS (5.2%)
     18,000 Camden Property Trust                                          762
     32,500 Equity Residential                                             892
     30,000 Home Properties                                              1,120
     34,200 Post Properties                                                920
    102,900 United Dominion Realty Trust                                 1,847
                                                                     ---------
                                                                         5,541

AUTO/TRUCK REPLACEMENT PARTS (0.8%)
     25,300 Genuine Parts                                                  906

BANKING & FINANCIAL (6.5%)
     10,200 Bank of America                                                821
     32,300 Citigroup Inc.                                               1,553
     15,000 Fifth Third Bancorp                                            805
     31,700 Friedman, Billings, Ramsey Group                               587
     18,100 Northern Trust                                                 765
     11,900 SunTrust Banks                                                 810
     35,600 Wachovia Corp.                                               1,629
                                                                     ---------
                                                                         6,970

BUILDING MATERIALS (0.8%)
     21,600 York International                                             847

COMMUNITY CENTERS (5.1%)
     24,000 BRE Properties                                                 761
     38,000 Developers Diversified Realty                                1,245
     40,000 Heritage Property Investment Trust                           1,015
      9,000 Regency Centers                                                341^^
     36,000 Tanger Factory Outlet Centers                                1,375
     25,600 Weingarten Realty Investors                                    740
                                                                     ---------
                                                                         5,477

CONSUMER DISCRETIONARY (2.3%)
     45,000 Mattel Inc.                                                    763
     35,700 V. F. Corp.                                                  1,648
                                                                     ---------
                                                                         2,411

DIVERSIFIED (7.7%)
     40,400 Colonial Properties Trust                                    1,425
     29,200 Cooper Industries Class A                                    1,603
     69,000 Crescent Real Estate Equities                                1,068
     54,500 General Electric                                             1,632
     29,000 iStar Financial                                              1,031
     29,500 Vornado Realty Trust                                         1,488
                                                                     ---------
                                                                         8,247

ENERGY (5.7%)
     33,600 BP PLC ADR                                               $   1,777
     19,400 ChevronTexaco Corp.                                          1,775
     24,600 ConocoPhillips                                               1,754
     13,200 Kinder Morgan                                                  795
                                                                     ---------
                                                                         6,101

FOOD & BEVERAGE (3.2%)
     16,800 Coca-Cola                                                      849
     15,700 Diageo PLC ADR                                                 856
     31,800 PepsiCo, Inc.                                                1,733
                                                                     ---------
                                                                         3,438

HEALTH CARE (4.2%)
     40,500 Abbott Laboratories                                          1,783
     35,000 Health Care Property Investors                                 836
     20,000 Health Care REIT                                               639
     56,500 Ventas, Inc.                                                 1,248
                                                                     ---------
                                                                         4,506

INDUSTRIAL (5.7%)
     43,100 Dover Corp.                                                  1,725
     66,000 EastGroup Properties                                         1,911
     31,000 First Industrial Realty Trust                                1,043
     31,000 Keystone Property Trust                                        631
     22,300 Praxair, Inc.                                                  815
                                                                     ---------
                                                                         6,125

OFFICE (10.3%)
     38,000 Arden Realty                                                 1,072^^
     41,000 Brandywine Realty Trust                                      1,039
     36,000 CarrAmerica Realty                                           1,026
     55,000 Glenborough Realty Trust                                     1,034
     47,000 Highwoods Properties                                         1,060
    109,000 HRPT Properties Trust                                        1,041
     35,000 Kilroy Realty                                                1,097
     67,400 Koger Equity                                                 1,412
     28,000 Mack-Cali Realty                                             1,046
     35,000 Prentiss Properties Trust                                    1,121
                                                                     ---------
                                                                        10,948

OFFICE--INDUSTRIAL (1.7%)
     65,700 Bedford Property Investors                                   1,780

OFFICE EQUIPMENT (0.8%)
     19,800 Pitney Bowes                                                   866

PHARMACEUTICAL (1.6%)
     47,400 Pfizer Inc.                                                  1,695

PUBLISHING & BROADCASTING (2.4%)
     10,900 McGraw-Hill Cos.                                               860
     56,800 R.R. Donnelley                                               1,671
                                                                     ---------
                                                                         2,531


See Notes to Schedule of Investments

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

SCHEDULE OF INVESTMENTS DIVIDEND ADVANTAGE FUND INC. CONT'D

NUMBER OF SHARES                                                MARKET VALUE +
                                                               (000'S OMITTED)

REGIONAL MALLS (4.5%)
     16,600 CBL & Associates Properties                              $     834
     76,000 Glimcher Realty Trust                                        1,607
     27,900 Macerich Co.                                                 1,168
     36,000 Pennsylvania REIT                                            1,165
                                                                     ---------
                                                                         4,774

SELF STORAGE (1.7%)
     24,000 Shurgard Storage Centers                                       799
     30,000 Sovran Self Storage                                          1,013
                                                                     ---------
                                                                         1,812

TELECOMMUNICATIONS (3.2%)
     92,400 Sprint Corp.                                                 1,653
     45,700 Verizon Communications                                       1,725
                                                                     ---------
                                                                         3,378

TRANSPORTATION (1.6%)
     26,400 Burlington Northern Santa Fe                                   863
     13,600 Union Pacific                                                  802
                                                                     ---------
                                                                         1,665

UTILITIES (8.4%)
     40,700 Cinergy Corp.                                                1,544
     26,200 Dominion Resources                                           1,672
     74,800 Duke Energy                                                  1,575
     24,300 Exelon Corp.                                                 1,627
     75,200 ONEOK, Inc.                                                  1,575
     29,400 TXU Corp.                                                    1,004
                                                                     ---------
                                                                         8,997

TOTAL COMMON STOCKS
(COST $96,508)                                                          92,530
                                                                     ---------
PREFERRED STOCKS (8.7%)

APARTMENTS (1.1%)
     51,500 Apartment Investment &
              Management, Ser. U                                         1,210

COMMUNITY CENTERS (0.3%)
     12,000 Developers Diversified Realty,
              Ser. I                                                       297^

DIVERSIFIED (0.0%)
      2,000 Capital Automotive REIT, Ser. B                                 48

LODGING (3.3%)
    147,500 Felcor Lodging Trust, Ser. A                                 3,518

OFFICE--INDUSTRIAL (2.8%)
    125,000 Bedford Property Investors,
              Ser. B                                                     2,999

REGIONAL MALLS (1.2%)
     50,000 Glimcher Realty Trust, Ser. G                            $   1,231

TOTAL PREFERRED STOCKS
(COST $9,529)                                                            9,303
                                                                     ---------

PRINCIPAL AMOUNT

SHORT-TERM INVESTMENTS (4.7%)
$ 4,991,918 Neuberger Berman
              Institutional Cash Fund
              Trust Class (COST $4,992)                                  4,992#@
                                                                     ---------

TOTAL INVESTMENTS (100.1%)
(COST $111,029)                                                        106,825##
Liabilities, less cash, receivables
  and other assets [(0.1%)]                                               (148)
                                                                     ---------

TOTAL NET ASSETS (100.0%)                                            $ 106,677
                                                                     ---------

See Notes to Schedule of Investments

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)


NOTES TO SCHEDULE OF INVESTMENTS

          +    Investments in securities by the Fund are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market are normally valued by the
               Fund at the NASDAQ Official Closing Price ("NOCP") provided by
               NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Directors of the Fund (the "Board") believes
               accurately reflects fair value. Numerous factors may be
               considered when determining the fair value of a security,
               including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 p.m., Eastern time. The Board has approved the use of
               FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity
               securities in the wake of certain significant events.
               Specifically, when changes in the value of a certain index suggest that the closing prices on the foreign exchanges no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
          #    At cost, which approximates market value.
          ##   At April 30, 2004, the cost of investments for U.S. Federal income tax purposes was $111,029,000. Gross unrealized appreciation of investments was $1,092,000 and gross unrealized depreciation of investments was $5,296,000, resulting in net unrealized depreciation of $4,204,000, based on cost for U.S.
               Federal income tax purposes.
          @    Neuberger Berman Institutional Cash Fund is also managed by
               Neuberger Berman Management Inc. (see Note A of Notes to
               Financial Statements).
          ^    Security purchased on a when-issued basis. At April 30, 2004, these securities amounted to $297,000.
          ^^   Security is segregated as collateral for when-issued purchase commitments.

See Notes to Financial Statements

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES


NEUBERGER BERMAN                                                                   DIVIDEND ADVANTAGE
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                         FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTE A)--SEE
     SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                          $          101,833
     Non-controlled affiliated issuers                                                          4,992
=====================================================================================================
                                                                                              106,825
     Dividends and interest receivable                                                            225
-----------------------------------------------------------------------------------------------------
     Prepaid expenses and other assets                                                              1
=====================================================================================================
TOTAL ASSETS                                                                                  107,051
=====================================================================================================
LIABILITIES
     Payable for securities purchased                                                             300
     Payable to investment manager--net (Note B)                                                   34
-----------------------------------------------------------------------------------------------------
     Payable to administrator (Note B)                                                             22
     Accrued expenses and other payables                                                           18
=====================================================================================================
TOTAL LIABILITIES                                                                                 374
=====================================================================================================
NET ASSETS AT VALUE                                                                $          106,677
=====================================================================================================
NET ASSETS CONSIST OF:
     Paid-in capital                                                               $          110,648
     Undistributed net investment income (loss)                                                   205
-----------------------------------------------------------------------------------------------------
     Accumulated net realized gains (losses) on investments                                        28
     Net unrealized appreciation (depreciation) in value of investments                        (4,204)
=====================================================================================================
NET ASSETS AT VALUE                                                                $          106,677
=====================================================================================================
SHARES OUTSTANDING ($.0001 PAR VALUE; 1,000,000,000 SHARES AUTHORIZED)                          5,805
=====================================================================================================
NET ASSET VALUE PER SHARE OUTSTANDING                                              $            18.38
=====================================================================================================
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                          $          106,037
     Non-controlled affiliated issuers                                                          4,992
=====================================================================================================
TOTAL COST OF INVESTMENTS                                                          $          111,029
=====================================================================================================


See Notes to Financial Statements

                                                  82



                         NEUBERGER BERMAN FOR THE PERIOD FROM MARCH 30, 2004
                      (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2004 (UNAUDITED)

STATEMENT OF OPERATIONS


NEUBERGER BERMAN                                                                   DIVIDEND ADVANTAGE
(000'S OMITTED)                                                                                  FUND

INVESTMENT INCOME
Dividend income                                                                    $              267
Interest income (Note A)                                                                           18
-----------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note A)                                              6
=====================================================================================================
Total income                                                                                      291
=====================================================================================================

EXPENSES:
Investment management fee (Note B)                                                                 57
Administration fee (Note B)                                                                        24
-----------------------------------------------------------------------------------------------------
Audit fees                                                                                          5
Custodian fees (Note B)                                                                             8
-----------------------------------------------------------------------------------------------------
Directors' fees and expenses                                                                        2
Legal fees                                                                                          2
-----------------------------------------------------------------------------------------------------
Shareholder reports                                                                                 3
Stock transfer agent fees                                                                           3
-----------------------------------------------------------------------------------------------------
Miscellaneous                                                                                       2
=====================================================================================================
Total expenses                                                                                    106

Investment management fee waived (Note B)                                                         (20)
Expenses reduced by custodian fee expense offset arrangement (Note B)                              (0)
=====================================================================================================
Total net expenses                                                                                 86
=====================================================================================================
Net investment income                                                                             205
=====================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment securities sold in unaffiliated issuers                     28
Change in net unrealized appreciation (depreciation) in value of:
-----------------------------------------------------------------------------------------------------
       Investment securities (Note A)                                                          (4,204)
       ==============================================================================================
Net gain (loss) on investments                                                                 (4,176)
=====================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $           (3,971)
=====================================================================================================


See Notes to Financial Statements

                                                  83


                                      PERIOD FROM MARCH 30, 2004
                      (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2004 (UNAUDITED)

NEUBERGER BERMAN
(000'S OMITTED)

                                                        NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS


                                                                              DIVIDEND ADVANTAGE FUND
                                                                              -----------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                       $              205
Net realized gain (loss) on investments                                                            28
-----------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                            (4,204)
=====================================================================================================
Net increase (decrease) in net assets resulting from operations                                (3,971)
=====================================================================================================
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from initial capitalization (Note D)                                                 100
Net proceeds from issuance of common shares (Note A)                                          110,548
=====================================================================================================
Total net proceeds from capital share transactions                                            110,648
=====================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                                         106,677

NET ASSETS:
Beginning of period                                                                                --
=====================================================================================================
End of period                                                                      $          106,677
=====================================================================================================
Undistributed net investment income (loss) at end of period                        $              205
=====================================================================================================


See Notes to Financial Statements

                   NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)


NOTES TO FINANCIAL STATEMENTS DIVIDEND ADVANTAGE FUND INC.

               NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

           1 GENERAL: Neuberger Berman Dividend Advantage Fund Inc. (the "Fund") was organized as a Maryland corporation on January 29, 2004 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund had no operations until March 30, 2004, other than matters relating to its organization and the sale on March 8, 2004 of 5,236 shares of common stock for $100,008 ($19.10 per share) to Neuberger Berman, LLC ("Neuberger"), the Fund's sub-adviser. The Board of Directors of the Fund may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

               The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

           2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

           3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

           4 FEDERAL INCOME TAXES: It is the intention of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

           5 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay quarterly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable distribution. In an effort to maintain a stable distribution amount, distributions may consist of net investment income, realized gains and paid-in capital. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. Net realized capital gains, if any, will be offset by capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund.

               The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts. After calendar year-end, real estate companies often recharacterize the nature of the distributions paid during that year, frequently with the result that distributions previously identified as income are recharacterized as return of capital and/or capital gain. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on Form 1099.

               The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

               Subsequent to April 30, 2004, the Fund on May 7, 2004 declared a dividend to common shareholders in the amount of $0.30 per share payable June 15, 2004, to shareholders of record on May 27, 2004, with an ex-dividend date of May 25, 2004. As of May 27, 2004, we estimated that $0.18 per share of the distributiion would be derived from net investment income and the remainder of the distribution, or $0.12 per share, would be deemed a return of capital. These numbers, however, are only estimates based on earnings and portfolio activity as of the record date and may differ from the final composition determined after calendar year-end and reported to Fund shareholders on Form 1099.

           6 EXPENSE ALLOCATION: Some bills are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund, are allocated among the Fund and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

           7 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

           8 TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same Board members as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in the Cash Fund, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund on those assets. For the period from March 30, 2004 to April 30, 2004, such waived fees amounted to $737. For the period from March 30, 2004 to April 30, 2004, income earned on this investment amounted to $5,706 and is reflected in the Statement of Operations under the caption Income from investments in affiliated issuers.

           9 ORGANIZATION EXPENSES AND OFFERING COSTS: Management has agreed to pay all organizational expenses and the amount by which the Fund's offering costs for common stock (other than sales load) exceed $0.04 per share. The costs incurred by Management were approximately $531,958. Offering costs for common stock paid by the Fund were charged as a reduction of common stock paid-in-capital at the completion of the Fund's offering and amounted to $232,209. As of April 30, 2004, total offering costs of $209 remain payable by the Fund.

          10 CONCENTRATION OF RISK: The Fund may, for cash management purposes, during a reasonable start-up period following the initial offering, or for defensive purposes, temporarily hold all or a substantial portion of its assets in cash, short-term money market instruments, including shares of money market funds that are managed by Management, or in debt securities. The ability of the issuers of the money market instruments and debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

               Following the start-up period, under normal market conditions, the Fund's investments will be primarily concentrated in 1) income-producing securities recommended by the Neuberger Berman, LLC Research Department that, at the time of investment, have a dividend yield greater than the average dividend yield of the S&P 500 Composite Stock Index and 2) income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of Fund shares may fluctuate more due to economic, legal, cultural, or technological developments affecting the United States real estate industry or a segment of the real estate industry in which the fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

               NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH AFFILIATES:

               The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the liquidation value of any preferred shares outstanding is not considered a liability.

               Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:



               FISCAL PERIOD OR YEAR ENDED                   % OF AVERAGE
                        OCTOBER 31,                      DAILY MANAGED ASSETS
               --------------------------------------------------------------

                        2004 - 2008                              0.20
                           2009                                  0.14
                           2010                                  0.07

               Management has not agreed to waive any portion of its fees beyond October 31, 2010.

               For the period from March 30, 2004 to April 30, 2004, such waived fees amounted to $19,130.

               The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

               Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

               The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. There were no amounts recaptured for the period from March 30, 2004 to April 30, 2004.

               The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $1.

               NOTE C--SECURITIES TRANSACTIONS:

               During the period from March 30, 2004 to April 30, 2004, there were purchase and sale transactions (excluding short-term securities) of $109,175,000 and $3,088,000, respectively.

               During the period from March 30, 2004 to April 30, 2004, brokerage commissions on securities transactions amounted to $148,460, of which Neuberger received $730, Lehman received $30,163, and other brokers received $117,567.

               NOTE D--CAPITAL:

               At April 30, 2004, the common shares outstanding and the common shares owned by Neuberger for the Fund were as follows:



                          COMMON SHARES             COMMON SHARES
                           OUTSTANDING            OWNED BY NEUBERGER

                            5,805,236                  5,236

Transactions in common shares for the period from March 30, 2004 to April 30, 2004 were as follows:



                                                                COMMON SHARES ISSUED IN CONNECTION WITH:
                                                                UNDERWRITERS' EXERCISE    REINVESTMENT OF        NET INCREASE
                                                                     OF OVER-ALLOTMENT      DIVIDENDS AND    IN COMMON SHARES
      INITIAL CAPITALIZATION  INITIAL PUBLIC OFFERING                           OPTION      DISTRIBUTIONS         OUTSTANDING

                       5,236                5,800,000                               --                 --           5,805,236

NOTE E--USE OF LEVERAGE:

Subject to market conditions, the Fund intends to offer preferred shares representing approximately 33% of the Fund's capital after issuance. The Fund also may add leverage to the portfolio through the utilization of derivative instruments. The Fund may issue preferred shares so long as after their issuance the liquidation value of the preferred shares, plus the aggregate amount of senior securities representing indebtedness, does not exceed 50% of the Fund's capital. Once preferred shares are issued and/or other forms of leverage are used, the asset value and market price of the common shares and the yield to common stockholders will be more volatile. The costs of issuing any preferred shares will be borne by common stockholders.

NOTE F--UNAUDITED FINANCIAL INFORMATION:

The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

                   NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)


FINANCIAL HIGHLIGHTS DIVIDEND ADVANTAGE FUND INC.

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.


                                                                  PERIOD FROM
                                                              MARCH 30, 2004^
                                                                 TO APRIL 30,
                                                           ------------------
                                                                         2004
                                                                  (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD                       $            19.10
                                                           ------------------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                              .04
NET GAINS OR LOSSES ON SECURITIES
 (BOTH REALIZED AND UNREALIZED)                                          (.72)
                                                           ------------------
TOTAL FROM INVESTMENT OPERATIONS                                         (.68)
                                                           ------------------
LESS CAPITAL CHARGES:
ISSUANCE OF COMMON SHARES                                                (.04)
                                                           ------------------
NET ASSET VALUE, END OF PERIOD                             $            18.38
                                                           ------------------
MARKET VALUE, END OF PERIOD                                $            18.10
                                                           ------------------
TOTAL RETURN, NET ASSET VALUE+                                          -3.77%**
TOTAL RETURN, MARKET VALUE+                                             -9.50%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                    $            106.7
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                            .89%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS++                             .89%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO
 AVERAGE NET ASSETS                                                      2.14%*
PORTFOLIO TURNOVER RATE                                                     4%


See Notes to Financial Highlights

                   NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)


NOTES TO FINANCIAL HIGHLIGHTS DIVIDEND ADVANTAGE FUND INC.

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during the fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Total return would have been lower if Management had not waived a portion of the investment management fee. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ After waiver of a portion of the investment management fee. Had Management not undertaken such action, the annualized ratio of net expenses to average daily net assets would have been:



                                          PERIOD ENDED
                                       APRIL 30, 2004(1)

                                             1.10%


(1)  Period from March 30, 2004 to April 30, 2004.

^    The date investment operations commenced.

*    Annualized.

**   Not annualized.

                                                                      APPENDIX A


                         FORM OF ARTICLES SUPPLEMENTARY

                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.



            ARTICLES SUPPLEMENTARY CREATING AND FIXING THE RIGHTS OF



                         AUCTION MARKET PREFERRED SHARES

                                    SERIES A

                                    SERIES B



                              ("PREFERRED SHARES")

                                   TABLE OF CONTENTS



                                                                          PAGE
                                                                          ----

      DESIGNATION............................................................1


      DEFINITIONS............................................................2


      PART I................................................................25


      1. NUMBER OF AUTHORIZED SHARES........................................25


      2. DIVIDENDS..........................................................25


            (a)   RANKING...................................................25


            (b)   CUMULATIVE CASH DIVIDENDS.................................25


            (c)   DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE..........25


            (d)   DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF.............25


            (e)   DIVIDEND RATES AND CALCULATION OF DIVIDENDS...............26


            (f)   CURING A FAILURE TO DEPOSIT...............................28


            (g)   DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT................28


            (h)   AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND.....28


            (i)   DIVIDENDS PAID TO HOLDERS.................................28


            (j)   DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT
                  UNPAID DIVIDENDS..........................................28


      3. RESERVED...........................................................28


      4. DESIGNATION OF SPECIAL RATE PERIODS................................28


            (a)   LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD.......28


            (b)   ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD...............29


            (c)   NOTICE OF PROPOSED SPECIAL RATE PERIOD....................29


            (d)   NOTICE OF SPECIAL RATE PERIOD.............................29


            (e)   FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD..........31


      5. VOTING RIGHTS......................................................31


            (a)   ONE VOTE PER SHARE OF PREFERRED SHARES....................31


            (b)   VOTING FOR ADDITIONAL DIRECTORS...........................31


            (c)   HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER
                  MATTERS...................................................33

            (d)   BOARD MAY TAKE CERTAIN ACTIONS WITHOUT STOCKHOLDER
                  APPROVAL..................................................34


            (e)   RELATIVE RIGHTS AND PREFERENCES...........................34


            (f)   NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING.................35


            (g)   VOTING FOR DIRECTORS SOLE REMEDY FOR FUND'S FAILURE TO
                  PAY DIVIDENDS.............................................35


            (h)   HOLDERS ENTITLED TO VOTE..................................35


      6. 1940 ACT PREFERRED SHARES ASSET COVERAGE...........................35


      7. PREFERRED SHARES BASIC MAINTENANCE AMOUNT..........................35


      8. RESERVED...........................................................37


      9. RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS..................37


            (a)   DIVIDENDS ON SHARES OTHER THAN PREFERRED SHARES...........37


            (b)   DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO
                  COMMON SHARES UNDER THE 1940 ACT..........................37


            (c)   OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS...38


      10.   RESERVED........................................................38


      11.   REDEMPTION......................................................38


            (a)   OPTIONAL REDEMPTION.......................................38


            (b)   MANDATORY REDEMPTION......................................40


            (c)   NOTICE OF REDEMPTION......................................41


            (d)   NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES.................41


            (e)   ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION.................41


            (f)   AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND...42


            (g)   SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN
                  ARE NO LONGER OUTSTANDING.................................42


            (h)   COMPLIANCE WITH APPLICABLE LAW............................42


            (i)   ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED...............42

            (j)   MODIFICATION OF REDEMPTION PROCEDURES.....................36

            (k)   PURCHASE OR OTHER ACQUISITION OF PREFERRED SHARES
                  OUTSIDE OF AN AUCTION.....................................36


      12.   LIQUIDATION RIGHTS..............................................43


            (a)   RANKING...................................................43

            (b)   DISTRIBUTIONS UPON LIQUIDATION............................43


            (c)   PRO RATA DISTRIBUTIONS....................................43


            (d)   RIGHTS OF JUNIOR SHARES...................................44


            (e)   CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION...............44


      13.   FUTURES AND OPTIONS TRANSACTIONS: FORWARD COMMITMENTS...........44


      14.   MISCELLANEOUS...................................................48


            (a)   RESERVED..................................................48


            (b)   NO FRACTIONAL SHARES......................................48


            (c)   STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR
                  OTHERWISE ACQUIRED BY THE FUND............................48


            (d)   BOARD MAY RESOLVE AMBIGUITIES.............................48


            (e)   HEADINGS NOT DETERMINATIVE................................48


            (f)   NOTICES...................................................48


      PART II...............................................................48


      1. ORDERS.............................................................48


      2. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT............50


      3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND
         APPLICABLE RATE....................................................52


      4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL
         ORDERS AND ALLOCATION OF SHARES....................................53


      5. NOTIFICATION OF ALLOCATIONS........................................55


      6. AUCTION AGENT......................................................55


      7. TRANSFER OF PREFERRED SHARES.......................................56


      8. GLOBAL CERTIFICATE.................................................56

      9. FORCE MAJEURE......................................................56

      NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC., a Maryland corporation (the "Fund"), certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: Pursuant to the authority expressly vested in the Board of Directors of the Fund by Article Sixth of the Fund's Articles of Incorporation (which, as restated, amended or supplemented from time to time are, together with these Articles Supplementary, herein called the "Charter"), the Board of Directors has, by resolution, reclassified from the unissued common stock of the Fund and authorized the issuance of [ ] Series A _____ _____ Preferred Shares, [ ] and Series B ________ _______ Preferred Shares, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared).

      SECOND: The preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption, and other rights and limitation of the Series A and Series B ________ _______ Preferred Shares and each other series of _____ ______ preferred shares now or hereafter described in this Articles Supplementary are as set forth in this Articles Supplementary.

      THIRD: That to the extent permitted by Maryland law, any provisions of the Articles of Incorporation that conflict with or are inconsistent with the provisions of the Articles Supplementary are hereby amended to conform to the terms of these Articles Supplementary.


                                   DESIGNATION

      Series A: [ ] shares of preferred stock, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series A ("Series A Shares"). Each Series A Share shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Directors and an initial Dividend Payment Date of [ ], 2004.

      Series B:  [              ] shares of preferred stock, par value $.0001
per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series B ("Series B Shares" and, together with Series A Shares, "Preferred Shares"). Each Series B Share shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Directors and an initial Dividend Payment Date of
[              ], 2004.

      Preferred Shares may be marketed under the name "[ ]," "[ ]," "auction preferred shares" or "Preferred Shares" or such other name as the Board of Directors may approve from time to time.

      Each Preferred Share shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, as are set forth in Part I and Part II of these Articles Supplementary. Subject to the provisions of Section 5(c) of Part I hereof, the Board of Directors of the Fund may, in the future, reclassify additional shares of the Fund's capital stock as Preferred Shares, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms herein described, except that the Applicable Rate for the Initial Rate Period, its initial Payment Date and any other changes in the terms herein set forth shall be as set forth in the Articles Supplementary reclassifying such shares as Preferred Shares.

      Capitalized terms used in Part I and Part II of these Articles Supplementary shall have the meanings (with the terms defined in the singular having comparable meanings when used in the plural and vice versa) provided in the "Definitions" section immediately following, unless the context otherwise requires.


                                   DEFINITIONS

      As used in Parts I and II of these Articles Supplementary, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

      (a)   RESERVED.

      (b)   RESERVED.

      (c) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that for purposes of these Articles Supplementary no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors, or executive officers of which is a Director of the Fund be deemed to be an Affiliate solely because such trustee, director or executive officer is also a Director of the Fund.

      (d) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

      (e)   "ALL HOLD RATE" shall mean 80% of the Libor Rate.

      (d) "ANNUAL VALUATION DATE" shall mean the last Business Day of July of each year.

      (f) "APPLICABLE RATE" shall mean, for each Rate Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period if all the shares of each Series are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

      (g) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

      (h) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

      (i) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Directors in accordance with Section 6 of Part II of these Articles Supplementary.

      (j) "AUCTION DATE" with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

      (k) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of these Articles Supplementary.

      (l) "AUDITOR'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I of these Articles Supplementary.

      (m) "AVAILABLE PREFERRED SHARES" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

      (n)   RESERVED.

      (o) "BENEFICIAL OWNER" with respect to shares of a series of Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

      (p) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

      (q) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

      (r) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Fund or any duly authorized committee thereof.

      (s) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of these Articles Supplementary, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

      (t) "BROKER-DEALER AGREEMENT" shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of these Articles Supplementary.

      (u) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized or obligated by law to close.

      (v) "CHARTER" shall have the meaning specified on the first page of these Articles Supplementary.

      (w)   "CLOSING TRANSACTION" shall have the meaning specified in paragraph
(a)(i)(A) of Section 13 of Part I of these Articles Supplementary.

      (x)   "CODE" means the Internal Revenue Code of 1986, as amended.

      (y)   RESERVED.

      (z) "COMMON SHARES" shall mean the outstanding shares of common stock, par value $.0001 per share, of the Fund.

      (aa) "CURE DATE" shall mean the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

      (bb) "DATE OF ORIGINAL ISSUE" with respect to shares of a series of the Preferred Shares, shall mean the date on which the Fund initially issued such shares.

      (cc) "DEPOSIT SECURITIES" shall mean cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or F-1 by Fitch, P-1, MIG-1 or VMIG-1 by Moody's or AAA or A-1 by S&P.

      (dd) "DISCOUNTED VALUE" as of any Valuation Date, shall mean, (i) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is not currently callable or prepayable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the Fitch Discount Factor for a Fitch Eligible Asset or Moody's Discount Factor for a Moody's Eligible Asset, (ii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient as calculated above or the call price, whichever is lower, and (iii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is prepayable, the quotient as calculated above or the par value, whichever is lower.

      (ee) "DIVIDEND PAYMENT DATE" with respect to shares of a series of Preferred Shares, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of these Articles Supplementary.

      (ff) "DIVIDEND PERIOD," with respect to shares of a series of Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of a series of Preferred Shares to but excluding the initial Dividend Payment Date for shares of such series and thereafter any period from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

      (gg) "EXISTING HOLDER," with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

      (hh) "EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 45 days thereafter.

      (ii) "FAILURE TO DEPOSIT," with respect to shares of a series of Preferred Shares, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, Eastern time, (A) on any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of
Section 11 of Part I of these Articles Supplementary; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

      (jj)  RESERVED.

      (kk)  "FITCH" shall mean Fitch Ratings and its successors.


      (ll) "FITCH DISCOUNT FACTOR" means, for the purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined below:


       (a) Common Stock and Preferred Stock of REITs and Other Real Estate
      Companies:

                                                               DISCOUNT
                                                               FACTOR(1)(2)
                                                               ------
      REIT or Other Real Estate Company Preferred Shares          154%

      REIT or Other Real Estate Company Common Stock              196%

      (b) Debt Securities of REITs and Other Real Estate Companies(1)(2):

      TERM TO MATURITY          AAA     AA     A  BBB      BB       B      CCC
      ----------------          ---     --     -  ---      --       -      ---

      1 year                    111%  114%  117%  120%    121%      127%   127%

      2 years or less
      (but longer than 1 year)  116%  123%  125%  127%    132%      137%   137%

      3 years or less
      (but longer than 2 years) 121%  125%  127%  131%    133%      140%   152%

      4 years or less
      (but longer than 3 years) 126%  126%  129%  132%    136%      144%   164%

      5 years or less
      (but longer than 4 years) 131%  132%  135%  139%    144%      149%   185%

      7 years or less
      (but longer than 5 years) 140%  143%  146%  152%    159%      167%   228%

      10 years or less
      (but longer than 7 years) 141%  143%  147%  153%    160%      168%   232%

      12 years or less
      (but longer than
       10 years)                144%  144%  150%  157%    165%      174%   249%

      15 years or less
      (but longer than
      12 years)                 148%  151%  155%  163%    172%      182%   274%

      20-30 years... ...        152%  156%  160%  169%    180%      191%   306%

      (1) The Fitch Discount Factors will also apply to interest rate swaps and caps, whereby the rating on the counterparty will determine the appropriate Discount Factor to apply.

      (2) If a security is not rated by Fitch, but is rated by two other rating agencies, then the lower of the ratings on the security from the two other rating agencies will be used to determine the Fitch Discount Factor. If the security is not rated by Fitch, but has a rating from only one other rating agency, the other rating will be used.

      (c) Common stock and warrants:

                             Large-cap stocks: 200%
                              Mid-cap stocks: 233%
                             Small-cap stocks: 286%
                                  Others: 370%

      See subsection (d) of "Fitch Eligible Asset" below for definitions of Large-cap, Mid-cap and Small-cap stocks.


      (d) Preferred stock:

PREFERRED STOCK(1)                       DISCOUNT FACTOR
------------------                       ---------------
AAA.......................................   130%
AA........................................   133%
A.........................................   135%
BBB.......................................   139%
BB........................................   154%
Not rated or below BB.....................   161%
Investment grade DRD......................   164%
Not rated or below investment grade DRD...   200%

      (1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other rating agency, then the rating on the security from the other rating agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any rating agency, the Fund will use the percent set forth under "Not rated" in this table. Securities rated below B by Fitch shall be treated the same as securities not rated by Fitch.

      (e) Convertible Securities:

      The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible securities have neither (x) conversion premiums greater than 100% nor (y) a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

      The Fitch Discount Factor applied to convertible securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles, and (B) 179% for below investment grade convertibles so long as a such convertible securities do not have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

      The Fitch Discount Factor applied to convertible securities that have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve is 370%.

      If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other rating agency, then the rating on the security from the other rating agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any rating agency, the Fund will use the percent set forth under "Not rated" in this table. Securities rated below B by Fitch shall be treated the same as securities not rated by Fitch.

      (f) Corporate Debt Securities Including Non-Investment Grade Bonds:

      The Fitch Discount Factor for corporate debt securities including non-investment grade bonds is the percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.


TERMS TO MATURITY                  AAA    AA     A     BBB   BB    UNRATED(1)(2)
-----------------                  ---    --     -     ---   --    -------------

1 year or less...................  106%   108%  110%   112%  130%  152%
2 years or less (but longer
than 1 year).....................  106%   108%  110%   112%  130%  152%
3 years or less (but longer
than 2 years)....................  106%   108%  110%   112%  130%  152%
4 years or less (but longer
than 3 years)....................  111%   113%  115%   117%  134%  152%
5 years or less (but longer
than 4 years)....................  111%   113%  115%   117%  134%  152%
7 years or less (but longer
than 5 years)....................  114%   116%  118%   120%  136%  152%
10 years or less (but longer
than 7 years)....................  116%   118%  120%   122%  137%  152%
15 years or less (but longer
than 10years)....................  120%   122%  124%   124%  139%  152%
30 years or less (but longer
than 15 years)...................  124%   127%  129%   129%  145%  152%
Greater than 30 years............  124%   127%  129%   129%  145%  152%

      (1) The Fitch Discount Factors will also apply to interest rate swaps and caps, whereby the rating on the counterparty will determine the appropriate Discount Factor to apply.

      (2) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is either not rated by any Rating Agency or is rated below BB, the Fund will use the percent set forth under "Unrated" in the table above.

      The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are performing and have a Market
Value. The Fitch Discount Factor noted in the table above for a debt security rated B by Fitch shall apply to any non-performing debt security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a debt security rated below B by Fitch shall apply to any non-performing debt security with a price less than $0.90 but equal to or greater than $0.20. If a debt security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the debt security will be used (e.g., where the actual rating is A-, the rating for debt securities rated BB- will be used). The Fitch Discount Factor for a debt security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

      The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guarantee, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

      (g) U.S. government securities, including U.S. Treasury Securities:

      REMAINING TERM TO MATURITY                    DISCOUNT FACTOR
      --------------------------                    ---------------

      1 year or less................................        101.5%

      2 years or less (but longer than 1 year)......        103%

      3 years or less (but longer than 2 years)......       105%

      4 years or less (but longer than 3 years)......       107%

      5 years or less (but longer than 4 years)......       109%

      7 years or less (but longer than 5 years)......       112%

      10 years or less (but longer than 7 years).....       114%

      15 years or less (but longer than 10 years)....       122%

      20 years or less (but longer than 15 years).....      130%

      25 years or less (but longer than 20 years).....      146%

      30 years or less (but longer than 25 years).....      154%



      (h) Short-Term Instruments and Cash:

      The Fitch Discount Factor applied to short-term portfolio securities, including without limitation debt securities and Short Term Money Market Instruments, will be (A) 100%, so long as such portfolio securities or repurchase agreements mature or have a demand feature at par exercisable within the Exposure Period, (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable during the Exposure Period, and 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the exposure period. A Fitch Discount Factor of 100% will be applied to cash.

      (i) Rule 144A Securities: The Fitch Discount Factor applied to Rule 144A Securities shall be the Discount Factor determined in accordance with the table above under "Corporate Debt Securities Including Non-Investment Grade Bonds" in subsection (f), multiplied by 110% until such securities are registered under the Securities Act of 1933, as amended ("Securities Act").

      (j) Other Securities:


      The Fitch Discount Factor with respect to securities other than those described above will be the percentage provided in writing by Fitch.

      (mm)  "FITCH ELIGIBLE ASSET" shall mean the following:

      (a) Common stock, preferred stock, and any debt security of REITs and Other Real Estate Companies.


      (b) Debt securities of issuers other than REITs and Other Real Estate Companies, if such securities have been registered under the Securities Act or if such securities are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Fund's Board of Directors, issued by an issuer which (1) has not filed for bankruptcy in the past three years; (2) is current on all interest and principal on its fixed income obligations; (3) is current on all preferred stock dividends.

      (c) Preferred stocks of issuers other than REITs and Other Real Estate Companies if (1) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (2) the issuer or such a preferred stock has common stock listed on either the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and (3) the issuer of such a preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another rating agency. In addition, the preferred stocks issue must be at least $50 million;

      (d) Common stocks of issuers other than REITs and Other Real Estate Companies (1)(A) which are traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, (B) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (C) which may be sold without restriction by the Fund; provided, however, that (i) common stock which, while a Fitch Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Assets until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch and (ii) the aggregate Market Value of the Fund's holdings of the common stock of any issuer in excess of 5% per U.S. issuer of the number of Outstanding shares time the Market Value of such common stock shall not be a Fitch's Eligible Asset; and (2) securities denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the Outstanding shares of common stock of such issuer or in excess of 10% of the Market Value of the Fund's Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Approved Foreign Nations shall not be a Fitch Eligible Asset; (iii) Small-cap stocks refer to stocks with a market capitalization between $300 million to $2 billion. Mid-cap stocks refer to stocks with a market capitalization between $2 billion to $10 billion. Large-cap stocks are companies having a market capitalization greater than $10 billion;

      (e) Rule 144A Securities;

      (f) Warrants on common stocks described in (d) above;

      (g) Interest rate swaps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F-1 by Fitch or the equivalent by another rating agency, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another rating agency and (2) the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the Preferred Shares originally issued.

      (h) Swaps, including Total Return Swaps and Credit Default Swaps, entered into according to ISDA.

      (i) U.S. government securities, including U.S. Treasury securities and U.S. Treasury Strips.

      (j) Short-Term Money Market Instruments as long as (i) such securities are rated at least F1+ by Fitch or the equivalent by another rating agency,
(ii) in the case of demand deposits, time deposits and overnight funds, the depository institution or supporting entity is rated at least A by Fitch or the equivalent by another rating agency, (iii) such securities are of 2a-7 Money Market Funds, (iv) such securities are repurchase agreements or (v) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another rating agency and the security matures in three months or
(2) is rated at least AA by Fitch or the equivalent by another rating agency and matures within six months.

      (k) Cash (including, for this purpose, interest and dividends due on assets rated (i) BBB or higher by Fitch or the equivalent by another rating agency if the payment date is within 5 Business Days of the Valuation Date,
(ii) A or higher by Fitch or the equivalent by another rating agency if the payment is within thirty days of the Valuation Date (iii) A+ or higher by Fitch or the equivalent by another rating agency if the payment date is within the Exposure Period; provided, however, that such interest and dividends may, at the Fund's discretion, be discounted at the same rate as the related security or on such other basis as Fitch and the Fund may agree from time to time) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date.

      (nn) "FITCH HEDGING TRANSACTION" shall have the meaning specified in paragraph 13(b)(1) of Part I of these Articles Supplementary.

      (oo)  RESERVED.

      (pp)  "FORWARD COMMITMENTS" shall have the meaning specified in paragraph
(a)(iv) of Section 13 of Part I of these Articles Supplementary.

      (qq) "FUND" shall mean the entity named on the first page of these Articles Supplementary, which is the issuer of the Preferred Shares.
      (rr)  RESERVED.

      (ss) "HOLDER" with respect to shares of a series of Preferred Shares, shall mean the registered holder of such shares as the same appears on the record books of the Fund.

      (tt) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

      (uu) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act.

      (vv)  "INITIAL RATE PERIOD" shall be the period from and including the
Date of Original Issue to but excluding [              ], 2004 with respect to
Series A Shares and [              ], 2004 with respect to Series B Shares.

      (ww) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security, which is equal to the yield on an equivalent interest-bearing security.

      (xx)  "LATE CHARGE" shall have the meaning specified in subparagraph
(e)(1)(B) of Section 2 of Part I of these Articles Supplementary.

      (yy) "LIBOR DEALERS" means Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

      (zz) "LIBOR RATE" on any Auction Date or other testing date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which is either available from Bloomberg (or any successor) or appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the Fund and the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding such Auction Date or testing date (each a "LIBOR Determination Date"), or (ii) if such rate is not available from Bloomberg or does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (i) 7 or more but fewer than 22 days, such rate shall be the seven-day LIBOR rate; (ii) 22 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate;
(iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer that 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate;
(xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

      (aaa) "LIQUIDATION PREFERENCE" with respect to a given number of Preferred Shares, means $25,000 times that number.

      (bbb) "MARKET VALUE" of any asset of the Fund shall mean the market value thereof determined in accordance with the pricing procedures of the Neuberger Berman funds.

      (ccc) "MAXIMUM RATE" for shares of a series of Preferred Shares on any date on which the Applicable Rate is determined, the higher of applicable percentage of the Reference Rate or the applicable spread plus the Reference Rate on the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by Moody's and Fitch subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers; provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.


            Moody's           Fitch             Applicable        Applicable
            Credit Rating     Credit Rating     Percentage        Spread
            -------------     -------------     ----------        ------

            Aaa               AAA               125%              125 bps

            Aa3 to Aa1        AA- to AA+        150%              150 bps

            A3 to A1          A- to A+          200%              200 bps

            Baa3 to Baa1      BBB- to BBB+      250%              250 bps

            Below Baa3        Below BBB-        300%              300 bps


      (ddd) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days for Series A Shares and 28 Rate Period Days for Series B Shares.

      (eee) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

      (fff) "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

      (a) Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                                DISCOUNT
                                                                 FACTOR(1)(2)(3)
                                                                -------

      Common stock of REITs                                           154%

      Preferred stock of REITs
      with Senior Implied or Unsecured Moody's (or Fitch) rating:     154%

      without Senior Implied or Unsecured Moody's (or Fitch) rating:  208%

                                                               DISCOUNT
                                                                FACTOR(1)(2)(3)
                                                               -------

      Preferred stock of Other Real Estate Companies

      with Senior Implied or Unsecured Moody's (or Fitch) rating:     208%

      without Senior Implied or Unsecured Moody's (or Fitch) rating   250%

      (1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/Property Sector Classification that exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

      (2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

      (3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

      (b) Debt Securities of REITs and Other Real Estate Companies:(1)(2)


Maturity
in Years                                        Aaa   Aa    A     Baa   Ba    B    NR(2)
--------                                        ---   --    -     ---   --    -    -----

1 year or less         .                        109%  112%  115%  118%  137%  150% 250%

2 years or less (but longer than 1 year)        115%  118%  122%  125%  146%  160% 250%

3 years or less (but longer than 2 years)       120%  123%  127%  131%  153%  168% 250%

4 years or less (but longer than 3 years)       126%  129%  133%  138%  161%  176% 250%

5 years or less (but longer than 4 years)       132%  135%  139%  144%  168%  185% 250%

7 years or less (but longer than 5 years)       139%  143%  147%  152%  179%  197% 250%

10 years or less (but longer than 7 years)      145%  150%  155%  160%  189%  208% 250%

15 years or less (but longer than 10 years)     150%  155%  160%  165%  196%  216% 250%

20 years or less (but longer than 15 years)     150%  155%  160%  165%  196%  228% 250%

30 years or less (but longer than 20 years)     150%  155%  160%  165%  196%  229% 250%

Greater than 30 years                           165%  173%  181%  189%  205%  240% 250%

      (1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.


      (2) Unless otherwise agreed by the Fund and Moody's, unrated fixed-income securities, which are not rated by any of Moody's, S&P or Fitch, are limited to 10% of discounted Moody's Eligible Assets. If a security is either rated below B or not rated by any of Moody's, S&P or Fitch, the Fund will use the applicable percentage set forth in the row of the table entitled "NR" (not rated). Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. Upon notice by Moody's, however, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

      (c)  Common stock of issuers other than REITs and Other Real Estate
Companies:

                                          UTILITY     INDUSTRIAL       FINANCIAL
            Common Stocks                 -------     ----------       ---------

            7 week exposure period        170%        264%              241%



      (d)  Preferred stock of issuers other than REITs and Other Real Estate
Companies:  The Moody's Discount Factor for taxable preferred stock shall be:


            -----------------------------------------------
                 Credit Rating       Discount
                                     Factor(1)(2)(3)
            -----------------------------------------------
                     Aaa                   150%
            -----------------------------------------------
                     Aa                    155%
            -----------------------------------------------
                     A                     160%
            -----------------------------------------------
                     Baa                   165%
            -----------------------------------------------
                     Ba                    196%
            -----------------------------------------------
                     B                     216%
            -----------------------------------------------
                     B or Not Rated        250%
            -----------------------------------------------
      (1) Rule 144A securities' Discount Factor will be increased by an additional 20%.

      (2) Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

      (3) Because of the size of the dividend received deduction ("DRD") market, these preferred issues will be assigned a different discount factor to reflect their liquidity. Investment grade DRDs will receive a 165% discount factor and non-investment grade DRDs will receive a 216% discount factor.

      (e) Corporate debt securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below (non convertibles):(1)(2)


Maturity
in Years                                        Aaa   Aa    A     Baa   Ba    B     NR(2)
--------                                        ---   --    -     ---   --    -     -----

1 year or less                                  109%  112%  115%  118%  137%  150%  250%

2 years or less (but longer than 1 year)        115%  118%  122%  125%  146%  160%  250%

3 years or less (but longer than 2 years)       120%  123%  127%  131%  153%  168%  250%

                                       14

4 years or less (but longer than 3 years)       126%  129%  133%  138%  161%  176%  250%

5 years or less (but longer than 4 years)       132%  135%  139%  144%  168%  185%  250%

7 years or less (but longer than 5 years)       139%  143%  147%  152%  179%  197%  250%

10 years or less (but longer than 7 years)      145%  150%  155%  160%  189%  208%  250%

15 years or less (but longer than 10 years)     150%  155%  160%  165%  196%  216%  250%

20 years or less (but longer than 15 years)     150%  155%  160%  165%  196%  228%  250%

30 years or less (but longer than 20 years)     150%  155%  160%  165%  196%  229%  250%

Greater than 30 years                           165%  173%  181%  189%  205%  240%  250%

      (1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.


      (2) Unless otherwise agreed by the Fund and Moody's, unrated fixed-income securities, which are not rated by any of Moody's, S&P or Fitch, are limited to 10% of discounted Moody's Eligible Assets. If a security is either rated below B or not rated by any of Moody's, S&P or Fitch, the Fund will use the applicable percentage set forth in the row of the table entitled "NR" (not rated). Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. Upon notice by Moody's, however, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

      For corporate debt securities that do not pay interest in U.S. dollars, the Fund will contact Moody's to obtain the applicable currency conversion rates.

      (f) U.S. Government Securities Including U.S. Treasury Securities and U.S. Treasury Strips:



                                                 U.S. Treasury Securities          U.S. Treasury Strips
      Remaining Term to Maturity                 Discount Factor                   Discount Factor
      --------------------------                 ---------------                   ---------------

      1 year or less                                  107%                              107%

      2 years or less (but longer than 1 year)        113%                              115%

      3 years or less (but longer than 2 years)       118%                              121%

      4 years or less (but longer than 3 years)       123%                              128%

      5 years or less (but longer than 4 years)       128%                              135%

      7 years or less (but longer than 5 years)       135%                              147%

      10 years or less (but longer than 7 years)      141%                              163%

      15 years or less (but longer than 10 years)     146%                              191%

      20 years or less (but longer than 15 years)     154%                              218%

      30 years or less (but longer than 20 years)     154%                              244%

      (g) Short-Term Instruments and Cash. The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities and Short Term Money Market Instruments, other than 2a-7 Money Market Funds, will be (i) 100%, so long as such portfolio securities or repurchase agreements mature or have a demand feature at par exercisable within 49 days of the relevant valuation date, (ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and (iii) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP- 1+/AA by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. The Moody's Discount Factor applied to 2a-7 Money Market Funds will be 100% if the 2a-7 Money Market Funds are rated by Moody's and 110% if the 2a-7 Money Market Funds are not rated by Moody's. A Moody's Discount Factor of 100% will be applied to cash.


      (ggg) "MOODY'S ELIGIBLE ASSETS" shall mean the following:

(a) Common stock, preferred stock and any debt security of REITs and Real Estate Companies.

            (i) Common stock of REITs and preferred stock and any debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/Property Sector Classifications ("Moody's Sector Classifications") listed below and of which no more than 38% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate classes of common stock, preferred stock, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody's Eligible Assets, (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and

            (ii) Unrated debt securities issued by an issuer which: (A) has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and (E) in the aggregate, do not exceed 10% of the discounted Moody's Eligible Assets;

      (b) Common stocks of issuers other than REITs and Other Real Estate Companies (i) that (A) are traded on a nationally recognized stock exchange or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in US dollars and (C) may be sold without restriction by the Fund; PROVIDED, HOWEVER, that (y) common stock which, while a Moody's Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate Market Value of the Fund's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Corporation's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the US dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRS") or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States
(and in existence for at least five years) for which no ADRs are traded;

PROVIDED, HOWEVER, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the Outstanding shares of common stock of such issuer thereof or (B) 10% of the Market Value of the Fund's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset;

      (c) Preferred stocks of issuers other than REITs and Other Real Estate Companies if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, or NASDAQ and (D) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Trust of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;


      (d) Corporate debt securities of issuers other than REITs and Other Real Estate Companies if (A) such securities are rated B3or higher by Moody's;
(B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P or Fitch; (C) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Fund's Board of Directors, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.


      Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Fund) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's nor S&P nor Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language;

      (e) Interest rate swaps entered into according to ISDA standards if (i) the counterparty to the swap transaction has a short-term rating of not less than P-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A3 or higher and (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued. The interest rate swap transaction will be marked-to-market daily. Upon notice to and discussion with Moody's, Credit Default Swaps and Total Return Swaps;

      (f)  Rule 144 A Securities;

      (g) U.S. government securities, including U.S. Treasury Securities and Treasury Strips;

      (h) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the depository institution is rated at least A2, (C) such securities are of 2a-7 Money Market Funds, (D) such securities are repurchase agreements, or (E) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by Fitch and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria; and

      (i) Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date; provided, however, that such interest and dividends may, at the Fund's discretion, be discounted at the same rate as the related security or on such other basis as Moody's and the Fund may agree from time to time) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date.

      (hhh) "MOODY'S HEDGING TRANSACTION" shall have the meaning specified in paragraph (a)(i) of Section 13 of Part I of these Articles Supplementary.

      (iii) "MOODY'S REAL ESTATE INDUSTRY/PROPERTY SECTOR CLASSIFICATION" means, for the purposes of determining Moody's Eligible Assets, each of the following Industry Classifications (as defined by the National Association of Real Estate Investment Trusts, "NAREIT"):

                 1.  Office

                 2.  Industrial

                 3.  Mixed

                 4.  Shopping Centers

                 5.  Regional Malls

                 6.  Free Standing

                 7.  Apartments

                 8.  Manufactured Homes

                 9.  Diversified

                 10. Lodging/Resorts

                 11. Health Care

                 12. Home Financing

                 13. Commercial Financing

                 14. Self Storage

                 15. Specialty

      The Fund will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment in consultation with the independent auditor and/or Moody's, as necessary.

      (jjj) RESERVED.

      (kkk) "1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

      (lll) "1940 ACT CURE DATE," with respect to the failure by the Fund to maintain the 1940 Act Preferred Shares Asset Coverage (as required by Section 6 of Part I of these Articles Supplementary) as of the last Business Day of each month, shall mean the last Business Day of the following month.

      (mmm) "1940 ACT PREFERRED SHARES ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock, including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

      (nnn) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of Section 11 of Part I of these Articles Supplementary.

      (ooo) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of shares of a series of Preferred Shares pursuant to subparagraph (d)(i) of Section 4 of Part I of these Articles Supplementary.

      (ppp) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

      (qqq) "OTHER REAL ESTATE COMPANIES" shall mean companies that generally derive at least 50% of their revenue from real estate or have at least 50% of their assets in real estate, but not including REITs.

      (rrr) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of Preferred Shares, the number of shares theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

      (sss) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

      (ttt) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of Preferred Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

      (uuu) "POTENTIAL HOLDER," with respect to Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of Preferred Shares or that is an Existing Holder of Preferred Shares that wishes to become the Existing Holder of additional Preferred Shares.

      (vvv) "PREFERRED SHARES" shall have the meaning set forth on the first page of these Articles Supplementary.

      (www) "PREFERRED SHARES BASIC MAINTENANCE AMOUNT" as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Preferred Shares outstanding on such date (including Preferred Shares held by an Affiliate of the Fund but not Preferred Shares held by the
Fund) multiplied by $25,000 (plus the product of the number of shares of any other series of preferred stock outstanding on such date multiplied by the liquidation preference of such shares) plus any redemption premium applicable to Preferred Shares (or other preferred stock) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for the Preferred Shares outstanding that follows such Valuation Date; (C) the aggregate amount of dividends that would accumulate on Preferred Shares outstanding from such first Dividend Payment Dates therefor referenced in (B) of this paragraph through the 45th day after such Valuation Date at the respective Applicable Rates referenced in (B) of this paragraph; (D) the amount of anticipated non-interest expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the current outstanding balances of any indebtedness or obligations of the Fund senior in right of payment to the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (F) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to the Preferred Shares for which a Notice of Redemption has been sent, as of such Valuation Date, to the extent not reflected in any of
(i)(A) through (i)(E) (including, without limitation, any liabilities incurred for the purpose of clearing securities transactions) less (ii) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

      (xxx) "PREFERRED SHARES BASIC MAINTENANCE CURE DATE," with respect to the failure by the Fund to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of these Articles Supplementary) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

      (yyy) "PREFERRED SHARES BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer, Assistant Treasurer, Controller, Assistant Controller or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

      (zzz) "PRICING SERVICE" shall mean any pricing service designated from time to time in accordance with the Fund's pricing procedures.

      (aaaa)      Reserved.

      (bbbb) "RATE PERIOD," with respect to shares of a series of Preferred Shares, shall mean the Initial Rate Period of such shares that have a Moody's rating of Aaa (if Moody's is then rating the Preferred Shares) and a Fitch rating of AAA (if Fitch is then rating the Preferred Shares) and any Subsequent Rate Period, including any Special Rate Period, of Preferred Shares.

      (cccc) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of these Articles Supplementary or paragraph (b) of Section 4 of Part I of these Articles Supplementary.

      (dddd) "REIT," or real estate investment trust, means a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate.

      (eeee) "REDEMPTION PRICE" shall mean the applicable redemption price specified in Section 11 of Part I of these Articles Supplementary.

      (ffff) "REFERENCE RATE" shall mean, with respect to the determination of the Maximum Rate, the applicable LIBOR Rate, for a Rate Period of fewer than 365 days, or the applicable Treasury Index Rate, for a Rate Period of 365 days or more.

      (gggg) "REGISTRATION STATEMENT" shall mean the Fund's registration statement on Form N-2 (333-111033) ("Registration Statement"), as the same may be amended from time to time.

      (hhhh) "RULE 144A SECURITIES" shall include restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws.

      (iiii) "S&P" shall mean Standard & Poor's Ratings Services and its successors.

      (jjjj) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

      (kkkk) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

      (llll) "SHORT-TERM MONEY MARKET INSTRUMENTS" shall mean the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

             (i) commercial paper rated A-1 or the equivalent if such commercial paper matures in 30 days or A-1+ or the equivalent if such commercial paper matures in over 30 days;

            (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

            (iii) overnight funds;

            (iv) U.S. Government Securities;

            (v) registered investment companies that are money market funds in compliance with Rule 2a-7 under the 1940 Act ("2a-7 Money Market Funds"); and

            (vi) overnight repurchase agreements.

      (mmmm) "SPECIAL RATE PERIOD," with respect to Preferred Shares, shall have the meaning specified in paragraph (a) of Section 4 of Part I of these Articles Supplementary.

      (nnnn) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of these Articles Supplementary.

      (oooo) "SUBMISSION DEADLINE" shall mean 1:00 P.M., Eastern time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

      (pppp) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

      (qqqq) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

      (rrrr) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

      (ssss) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

      (tttt) "SUBSEQUENT RATE PERIOD," with respect to Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of Preferred Shares to but excluding the next Dividend Payment Date for Preferred Shares and any period thereafter from and including one Dividend Payment Date for Preferred Shares to but excluding the next succeeding Dividend Payment Date for Preferred Shares; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

      (uuuu) "SUBSTITUTE LIBOR DEALER" shall mean Credit Suisse First Boston or Morgan Stanley & Co., Incorporated or their respective affiliates or successors, if such entity is a Libor dealer, or such other entity designated by the Fund; provided, however, that none of such entities shall be a Libor Dealer.

      (vvvv) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean Credit Suisse First Boston or Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer or such other entity designated by the Fund; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

      (wwww) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

      (xxxx) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

      (yyyy) "SWAP" means a derivative transaction between two parties who contractually agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.

            (i) "INTEREST RATE SWAP" means an arrangement whereby two parties (called counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon periodic interest rate multiplied by some predetermined dollar principal, called the notional principal amount. No principal (no notional amount) is exchanged between parties to the transaction; only interest is exchanged.

            (ii) "TOTAL RETURN SWAP" means an agreement between counterparties in which one party agrees to make payments of the total return from the underlying asset(s) that may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

            (iii) "CREDIT DEFAULT SWAP" means an agreement between counterparties in which one party is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement in the event of a default by a third party on the debt obligation. In return, such party would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.

      (zzzz) "TREASURY FUTURES" shall have the meaning specified in paragraph
(a)(i) of Section 13 of Part I of these Articles Supplementary.

      (aaaaa) "TREASURY INDEX RATE" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Securities selected by the Fund.

      (bbbbb) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

      (ccccc) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean
(i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Note Rate, the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

      (ddddd) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities Dealer selected by the Fund as to which Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government Securities Dealer.

      (eeeee) "U.S. TREASURY SECURITIES" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

      (fffff) "U.S. TREASURY STRIPS" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.


      (ggggg) "VALUATION DATE" shall mean, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each month and at least one other day during each month.


      (hhhhh) "VOTING PERIOD" shall have the meaning specified in paragraph (b) of Section 5 of Part I of these Articles Supplementary.

      (iiiii) "WINNING BID RATE" shall have the meaning specified in paragraph
(a) of Section 3 of Part II of these Articles Supplementary.

                                     PART I

      1.    NUMBER OF AUTHORIZED SHARES.  The number of authorized shares
constituting the Series A Shares is [              ] of which [              ]
shares will be issued on [              ], 2004.  The number of authorized
shares constituting the Series B Shares is [              ], of which
[              ] shares will be issued on [              ], 2004.

      2.    DIVIDENDS.

      (a) RANKING. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of Preferred Shares and with any other series of preferred stock as to the payment of dividends by the Fund.

      (b) CUMULATIVE CASH DIVIDENDS. The Holders of shares of a series of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor in accordance with the Charter and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this
Section 2, and no more (except to the extent set forth in Section 3 of this Part
I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

      (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on Preferred Shares of any series shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

      (d)   DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF.  Dividends shall be
payable for the Initial Rate Period on [              ], 2004, with respect to
Series A Shares and [              ], 2004 with respect to Series B Shares, and,
if declared by the Board of Directors (which declaration may be by a single resolution for multiple such dates), on each seventh day thereafter (or after the Dividend Payment Date with respect to an intervening Special Rate Period), with respect to Series A Shares, and each twenty-eighth day thereafter (or after the Dividend Payment Date with respect to an intervening Special Rate Period), with respect to Series B Shares (each date being a "Dividend Payment Date"); provided, however, that:

      (i) if the day on which dividends would otherwise be payable on Preferred Shares is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day, and

      (ii) notwithstanding this paragraph (d) of Section 2, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of Preferred Shares consisting of more than 7 Rate Period Days, with respect to Series A Shares and 28 Rate Period Days, with respect to Series B Shares; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this Part I.

      (e)   DIVIDEND RATES AND CALCULATION OF DIVIDENDS.

      (i) DIVIDEND RATES. The dividend rate on shares of a series of Preferred Shares during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation." The initial dividend rate on any series of preferred stock subsequently established by the Fund shall be the rate set forth in or determined in accordance with the resolutions of the Board of Directors establishing such series. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period (but the rate set at the Auction will not exceed the Maximum Rate); provided, however, that if:

      (A) subject to Section 9 of Part 2, an Auction for any Subsequent Rate Period of a series of Preferred Shares is not held for any reason other than as described below or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all shares of any series being the subject of Submitted Hold Orders), then the dividend rate on the shares of such series for such Subsequent Rate Period will be the Maximum Rate of such series on the Auction Date therefor;

      (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2, the Fund must pay to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph
(c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed;

      (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the second Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period for shares of such series shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period; or

      (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, Eastern time, on the third Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody's is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 270 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held with respect to shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the third Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be Below "Baa3"/BBB-").

      (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of Preferred Shares on any date on which dividends on shares of such series shall be payable shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days for Series A Shares or 28 Rate Period Days for Series B Shares and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

      (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph
(e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of
Section 11 of Part I of these Articles Supplementary; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of Preferred Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

      (g) DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, Eastern time, on each Dividend Payment Date for shares of a series of Preferred Shares, an aggregate amount of funds available in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

      (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND. All moneys paid to the Auction Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were to have been so applied.

      (i) DIVIDENDS PAID TO HOLDERS. Each dividend on Preferred Shares shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date.

      (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

      3.    RESERVED.

      4.    DESIGNATION OF SPECIAL RATE PERIODS.


      (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a special rate period consisting of a specified number of Rate Period Days, other than the number of Rate Period Days comprising a Minimum Rate Period, that is evenly divisible by seven, subject to adjustment as provided in paragraph (b) of this Section 4 (each such period, a "Special Rate Period"). A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and
(C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for shares of a series of Preferred Shares as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify Fitch (if Fitch is then rating the series of Preferred Shares) and Moody's (if Moody's is then rating the series of Preferred Shares) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Fitch (if Fitch is then rating the series of Preferred Shares) and Moody's (if Moody's is then rating the series of Preferred Shares) with such documents as either may request. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the Auction Agent. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Shares Basic Maintenance Amount.


      (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. In the event the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period
is not (a) a [              ] that is a Business Day in case of Series A Shares
or (b) a [              ] that is a Business Day in the case of Series B Shares,
then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending (a) on the first
[              ] that is followed by a [              ] that is a Business Day
preceding what would otherwise be such last day in the case of Series A Shares
or (b) on the first [              ] that is followed by a [              ] that
is a Business Day preceding what would otherwise be such last day in the case of Series B Shares.

      (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this
Section 4, not less than 7 (or such lesser number of days as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be mailed by the Fund by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., Eastern time, on the second Business Day next preceding such date (or by such later time or date, or both, as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

      (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Preferred Shares as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers), the Fund shall deliver to the Auction Agent either:

      (i) a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof,
(B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction (other than because all Outstanding shares of such series are subject to Submitted Hold Orders), (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating the series in question) and Fitch Eligible Assets (if Fitch is then rating the series in question) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) if applicable, the Moody's Discount Factors applicable to Moody's Eligible Assets and the Fitch Discount Factors applicable to Fitch Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definitions of Moody's Discount Factor and Fitch Discount Factor herein); or

      (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

      (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or
(d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or Fitch is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section 4. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Fund will provide Moody's (if Moody's is then rating the series in question) and Fitch (if Fitch is then rating the series in question) a copy of such notice.

      5.    VOTING RIGHTS.

      (a) ONE VOTE PER SHARE OF PREFERRED SHARES. Except as otherwise provided in the Charter or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each Preferred Share held by such Holder on each matter submitted to a vote of Stockholders of the Fund, and
(ii) the holders of outstanding shares of preferred stock, including Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the Stockholders of the Fund held for the election of Directors, the holders of outstanding shares of preferred stock, including Preferred Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of stock of the Fund, to elect two Directors of the Fund (regardless of the total number of Directors serving on the Fund's Board of Directors), each share of preferred stock, including each Preferred Share, entitling the holder thereof to one vote; provided, further, that if the Board of Directors shall be divided into one or more classes, the Board of Directors shall determine to which class or classes the Directors elected by the holders of preferred stock shall be assigned and the holders of the preferred stock shall only be entitled to elect the Directors so designated as being elected by the holders of the preferred stock when their term shall have expired; provided, finally, that such Directors appointed by the holders of preferred shares shall be allocated as evenly as possible among the classes of Directors. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and shares of preferred stock, including Preferred Shares, voting together as a single class, shall elect the balance of the Directors.

      (b)   VOTING FOR ADDITIONAL DIRECTORS.

      (i) VOTING PERIOD. Except as otherwise provided in the Charter or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two Directors elected exclusively by the holders of preferred stock, including Preferred Shares, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of shares of preferred stock, including Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of stock of the Fund), to elect such smallest number of additional Directors, together with the two Directors that such holders are in any event entitled to elect. A Voting Period shall commence:

      (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding shares of preferred stock, including Preferred Shares, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

      (B) if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the Directors of the Fund.

      Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

      (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of preferred stock, including Preferred Shares, to elect additional Directors as described in subparagraph (b)(i) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed or on such other date as the Fund and the Auction Agent may agree. At any such special meeting and at each meeting of holders of preferred stock, including Preferred Shares, held during a Voting Period at which Directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of stock of the Fund), shall be entitled to elect the number of Directors prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

      (iii) TERMS OF OFFICE OF EXISTING DIRECTORS. The terms of office of all persons who are Directors of the Fund at the time of a special meeting of Holders and holders of other shares of preferred stock of the Fund to elect Directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Directors elected by the Holders and such other holders of shares of preferred stock of the Fund and the remaining incumbent Directors elected by the holders of the Common Shares and preferred stock, including Preferred Shares, shall constitute the duly elected Directors of the Fund.

      (iv) TERMS OF OFFICE OF CERTAIN DIRECTORS TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the Holders and holders of other shares of preferred stock of the Fund pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining Directors shall constitute the Directors of the Fund and the voting rights of the Holders and such other holders to elect additional Directors pursuant to subparagraph (b)(i) of this
Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

      (c)   HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER MATTERS.

      (i) INCREASES IN CAPITALIZATION. So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 13 of this Part I, the Board of Directors, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any series of Preferred Shares, or classes or series of preferred shares ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund; provided, however, that if Moody's or Fitch is not then rating the Preferred Shares, the aggregate liquidation preference of all Preferred Shares of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $340,000,000) or (b) amend, alter or repeal the provisions of the Charter, or these Articles Supplementary, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such Preferred Shares or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division or split of a share of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Preferred Shares and
(iii) the authorization, creation and issuance of classes or series of shares ranking junior to Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of Preferred Shares in a manner different from any other series of Preferred Shares, the Fund will not approve any such action without the affirmative vote or consent of the holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

      (ii) 1940 ACT MATTERS. Unless a higher percentage is provided for in the Charter, (A) the affirmative vote of the Holders of a "majority of the outstanding" (as such term is defined in the 1940 Act) preferred stock of the Fund, including Preferred Shares, voting as a separate class, shall be required to approve (A) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (B) any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) of the results of such vote.

      (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT STOCKHOLDER APPROVAL. The Board of Directors may, without the vote or consent of the Holders of the Preferred Shares, or any other stockholder of the Fund, from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of the Articles Supplementary viewed by Moody's or Fitch as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the Preferred Shares or the Holders thereof, provided the Board of Directors receives confirmation from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that any such amendment, alteration or repeal would not impair the ratings then assigned to the Preferred Shares by Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares):


Auditor's Confirmation        Moody's Eligible Assets
Annual Valuation Date         Moody's Hedging Transactions
Closing Transaction           Moody's Real Estate Industry/Property
                              Sector Classification
Deposit Securities            1940 Act Cure Date
Discounted Value              1940 Act Preferred Shares Asset
                              Coverage
Exposure Period               Other Real Estate Company
Fitch Discount Factor         Preferred Shares Basic Maintenance
                              Amount
Fitch Eligible Assets         Preferred Shares Basic Maintenance
                              Cure Date
Fitch Hedging Transactions    Preferred Shares Basic Maintenance
                              Report
Forward Commitments           Real Estate Index
Hedging Transactions          REIT
Independent Accountant        Swap
Market Value                  Treasury Futures
Moody's Discount Factor       Valuation Date

      In addition, subject to compliance with applicable law, the Board of Directors may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied, or to increase the spread added to the Reference Rate, to determine the Maximum Rate without the vote or consent of the holders of shares of preferred stock, including each series of Preferred Shares, or any other stockholder of the Fund, and without receiving any confirmation from any rating agency, after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would meet the Preferred Shares Basic Maintenance Amount Test.

      (e) RELATIVE RIGHTS AND PREFERENCES. Unless otherwise required by law or provided elsewhere in the Charter, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

      (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

      (g) VOTING FOR DIRECTORS SOLE REMEDY FOR FUND'S FAILURE TO PAY DIVIDENDS. In the event that the Fund fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for Directors pursuant to the provisions of this Section 5.

      (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by these Articles Supplementary, by the other provisions of the Charter, by statute or otherwise, no Holder shall be entitled to vote any share of a series of Preferred Shares and no share of a series of Preferred Shares shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of a series of Preferred Shares held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

      6. 1940 ACT PREFERRED SHARES ASSET COVERAGE. The Fund shall maintain, as of the last Business Day of each month in which any share of a series of Preferred Shares is outstanding, the 1940 Act Preferred Shares Asset Coverage; provided, however, that the redemption pursuant to Section 11(b) shall be the sole remedy in the event the Fund fails to do so.

      7.    PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

      (a) So long as Preferred Shares are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the Preferred Shares) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares); provided, however, that the redemption pursuant to
Section 11(b) shall be the sole remedy in the event the Fund fails to do so.

      (b) On or before 5:00 P.M., Eastern time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be. The Fund shall also deliver a Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), in each case on or before the seventh Business Day after the last Business Day of each month. A failure by the Fund to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

     (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to an Annual Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report, (ii) that, in such Report, the Fund correctly determined in accordance with these Articles Supplementary whether the Fund had, at such Annual Valuation Date, Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iii) that, in such Report, the Fund determined whether the Fund had, at such Annual Valuation Date in accordance with these Articles Supplementary, with respect to the Fitch ratings on portfolio securities, the issuer name and issue size and coupon rate listed in such Report, verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Independent Accountant shall provide a listing in its letter of any differences, (iv) with respect to the Moody's ratings on portfolio securities, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Fund's assets to the Fund for purposes of valuing securities in the Fund's portfolio, that the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Fund and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vi) with respect to such confirmation to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that the Fund has satisfied the requirements of Section 13 of this Part I of these Articles Supplementary with respect to portfolio holdings as of the date of such Report (such confirmation is herein called the "Auditor's Confirmation"); provided, however, that the Accountant may base the conclusions related to (ii) through
(vi) above on a sample of at least 25 securities (or such other number of securities as the Accountant and Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) may agree from time to time).

     (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to any Valuation Date on which the Fund failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to Fitch (if Fitch is then rating the shares of series in question) and Moody's (if Moody's is then rating the series in question) an Auditor's Confirmation as to such Preferred Shares Basic Maintenance Report.

     (e)  If any Auditor's Confirmation delivered pursuant to paragraph (c) or
(d) of this Section 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Auditor's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) or Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), as the case may be, of the Fund was determined by the Independent Accountant, then in the absence of manifest error the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) promptly following receipt by the Fund of such Auditor's Confirmation.

     (f) On or before 5:00 p.m., Eastern time, on the first Business Day after the Date of Original Issue of any Preferred Shares, the Fund shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue.

     (g) On or before 5:00 p.m., Eastern time, on the seventh Business Day after either (i) the Fund shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of Fitch Eligible Assets or the Discounted Value of Moody's Eligible Assets to the Preferred Shares Basic Maintenance Amount on any valuation date is less than or equal to 105% or (iii) whenever requested by Moody's or Fitch, the Fund shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) or Moody's (if Moody's is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of either such event.

     8.   RESERVED.

     9.   RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

     (a) DIVIDENDS ON SHARES OTHER THAN PREFERRED SHARES. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of stock of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of stock of the Fund ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such class or series of shares of stock ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares of stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares of stock bear to each other (for purposes of this sentence, the amount of dividends declared per share of Preferred Shares shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

     (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE 1940 ACT. The Board of Directors shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the

Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

     (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any Preferred Shares are outstanding, and except as set forth in paragraph
(a) of this Section 9 and paragraph (c) of Section 12 of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of Preferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) would each at least equal the Preferred Shares Basic Maintenance Amount.

     10.  RESERVED.

     11.  REDEMPTION.

     (a)  OPTIONAL REDEMPTION.

     (i) Subject to the provisions of subparagraph (v) of this paragraph (a), Preferred Shares of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any

Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of Preferred Shares may not be redeemed in part if after such partial redemption fewer than 250 shares of such series of Preferred Shares remain outstanding; (2) shares of a series of Preferred Shares are redeemable by the Fund during the Initial Rate Period only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

     (ii) A Notice of Special Rate Period relating to shares of a series of Preferred Shares for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund's Board of Directors, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

    (iii) If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Directors, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders or by such other method that the Board of Directors deems fair and equitable.

     (iv) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of Preferred Shares may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

     (v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) each at least equal to the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. The Fund shall not be required to have available Deposit Securities as described in clause (a) of this subparagraph (v) in respect of a redemption of any Preferred Shares, as a whole or in part, contemplated to be effected pursuant to paragraph 11(a) where such redemption is subject to the issuance of shares of any other series of preferred stock of the Fund. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets and Fitch Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets and the Fitch Discount Factor applicable to Fitch Discount Assets shall be determined by reference, if applicable, to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor and Fitch Discount Factor herein.

     (b) MANDATORY REDEMPTION. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Directors for redemption, certain of the Preferred Shares, if the Fund fails to have either Moody's Eligible Assets with a Discounted Value or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, or fails to maintain the 1940 Act Preferred Shares Asset Coverage and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other preferred stock subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having both Moody's Eligible Assets with a Discounted Value and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other preferred stock the redemption or retirement of which would have had such result, all Preferred Shares and other preferred stock then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other shares of preferred stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Charter and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred stock (and, then, pro rata among each series of Preferred Shares) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days (or such lesser number of days as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers) nor later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of Preferred Shares and other preferred stock that are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those Preferred Shares and other preferred stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders or by such other method that the Board of Directors deems fair and equitable.

     (c) NOTICE OF REDEMPTION. If the Fund shall determine or be required to redeem shares of a series of Preferred Shares pursuant to paragraph (a) or
(b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Fund on the record date established by the Board of Directors. Such Notice of Redemption shall be so mailed not less than 20 (or such lesser number of days as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers) nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed and the series thereof; (iii) the CUSIP number for the shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this
Section 11 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of Preferred Shares (whether or not earned or declared) are in arrears, no Preferred Shares shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

      (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Charter and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

     (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

     (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day fixed for redemption thereby, in funds available on that Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates, if any, for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of Preferred Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of Preferred Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled.

     (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 11, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Maryland law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Maryland law.

      (i) ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED. In the case of any redemption pursuant to this Section 11, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

      (j) MODIFICATION OF REDEMPTION PROCEDURES. Notwithstanding any of the foregoing provisions of this Section 11, the Fund may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any holder of the relevant series of Preferred Shares, and (ii) the Fund receives notice from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such modification would not impair the ratings assigned by Moody's and Fitch to the Preferred Shares.

      (k) PURCHASE OR OTHER ACQUISITION OF PREFERRED SHARES OUTSIDE OF AN AUCTION. Except for the provisions described above, nothing contained in these Articles Supplementary limits any right of the Fund to purchase or otherwise acquire any shares of each series of Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of each series of Preferred Shares for which Notice of Redemption has been given and the Fund meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares that are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the Outstanding shares of any series of Preferred Shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

     12.  LIQUIDATION RIGHTS.

     (a) RANKING. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of Preferred Shares and with shares of any other series of preferred stock as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

     (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its Stockholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared but excluding interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same day funds. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph
(b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

     (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Fund available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of preferred stock ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     (d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

     (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any corporation nor the merger or consolidation of any corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

     13.  FUTURES AND OPTIONS TRANSACTIONS; FORWARD COMMITMENTS.

     (a) For so long as any Preferred Shares are rated by Moody's, the Fund may buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options on portfolio securities, swaps and securities lending unless it receives written confirmation from Moody's that engaging in such transactions would impair the ratings then assigned to the Preferred Shares by Moody's, (collectively "Moody's Hedging Transactions"), subject to the following limitations:

          (i) FUTURE AND CALL OPTIONS: For purposes of the Preferred Shares Basic Maintenance Amount, futures held by the Fund and call options sold by the Fund shall not be included as Moody's Eligible Assets. Likewise, assets held in segregated accounts, including assets used to cover good faith margin deposits and maximum daily variation payments, in connection with such futures and any uncovered call options shall not be included as Moody's Eligible Assets. For call options purchased by the Fund, the Market Value of the call options will be included as Moody's Eligible Asset subject to a Moody's Discount Factor mutually agreed to between the Fund and Moody's.

          (ii) SECURITIES LENDING: For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Moody's Eligible Assets with the appropriate Moody's Discount Factor applied to each such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. Moreover, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these Articles Supplementary in securities that otherwise would qualify as Moody's Eligible Assets. As collateral for securities lent, the Fund also may receive securities that otherwise would qualify as Moody's Eligible Assets. In either such event, to the extent that the securities lending collateral constitutes Moody's Eligible Assets, if the value of such collateral exceeds, whether due to appreciation or otherwise, the value of the securities lent, in each case after applying the appropriate Moody's Discount Factor, such excess shall be included as a Moody's Eligible Asset. Conversely, if the discounted value of such securities lending collateral is less than the discounted value of the securities lent, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the Preferred Shares Basic Maintenance Amount.

        (iii) SWAPS (INCLUDING TOTAL RETURN SWAPS, INTEREST RATE SWAPS AND CREDIT DEFAULT SWAPS): Total Return and Interest Rate Swaps are subject to the following provisions:

               (A) Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the Preferred Shares Basic Maintenance Amount. If the Fund has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor on the counterparty to the swap transaction. If the Fund has an outstanding liability from a swap transaction on a Valuation Date, the Fund will subtract the outstanding liability from the total Moody's Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount.

               In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Moody's Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding Preferred Shares. At the time a swap is executed, the Fund will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3.

               (B) (1) The underlying securities subject to a Credit Default Swap sold by the Fund will be subject to the applicable Moody's Discount Factor for each security subject to the swap;

                    (2) If the Fund purchases a Credit Default Swap and holds the underlying security, the Market Value of the Credit Default Swap and the underlying security will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor assessed based on the counterparty rating; and

                    (3) The Fund will not include a Credit Default Swap as a Moody's Eligible Asset purchased by the Fund without the Fund holding the underlying security or when the Fund buys a Credit Default Swap for a basket of securities without holding all the securities in the basket.

     If not otherwise provided for in (a)(i)-(iii) above, derivative instruments shall be treated as follows: Any derivative instruments will be valued pursuant to the Fund's Valuation Procedures on a Valuation Date. The amount of the net payment obligation and the cost of a closing transaction, as appropriate, on any derivative instrument on a Valuation Date will be counted as a liability for purposes of determining the Preferred Shares Basic Maintenance Amount. Any derivative instrument with respect to which the Fund is owed payment on the Valuation Date that is not based upon an individual security or securities that are Moody's Eligible Assets will either have a mutually agreed upon valuation by Moody's and the Fund for purposes of determining Moody's Eligible Assets or will be excluded from Moody's Eligible Assets. Any derivative instrument with respect to which the Fund is owed payment on the Valuation Date that is based upon an individual security or securities that are Moody's Eligible Assets (e.g., a purchased call option on a bond that is in-the-money) will be valued as follows for purposes of determining Moody's Eligible Assets: (A) For such derivative instruments that are exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be reduced by applying the Moody's Discount Factor (as it would apply to the underlying security or securities) and then added to Moody's Eligible Assets; and (B) for such derivative instruments that are not exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be (1) reduced as described in (A) and (2) further reduced by applying to the remaining amount the Moody's Discount Factor determined by reference to the credit rating of the derivative counterparty, with the remaining amount after these reductions then added to Moody's Eligible Assets.

     For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

     (b) For so long as any Preferred Shares are rated by Fitch, the Fund may buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options on portfolio securities, swaps and securities lending unless it receives written confirmation from Fitch that engaging in such transactions would impair the ratings then assigned to the Preferred Shares by Fitch, (collectively "Fitch Hedging Transactions"), subject to the following limitations:

          (i) FUTURE AND CALL OPTIONS: For purposes of the Preferred Shares Basic Maintenance Amount, futures held by the Fund and call options sold by the Fund shall not be included as Fitch Eligible Assets. Likewise, assets held in segregated accounts, including assets used to cover good faith margin deposits and maximum daily variation payments, in connection with such futures and any uncovered call options shall not be included as Fitch Eligible Assets. For call options purchased by the Fund, the Market Value of the call options will be included as Fitch Eligible Asset subject to a Fitch Discount Factor mutually agreed to between the Fund and Fitch.

          (ii) SECURITIES LENDING: For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Fitch Eligible Assets with the appropriate Fitch Discount Factor applied to each such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. Moreover, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these Articles Supplementary in securities that otherwise would qualify as Fitch Eligible Assets. As collateral for securities lent, the Fund also may receive securities that otherwise would qualify as Fitch Eligible Assets. In either such event, to the extent that the securities lending collateral constitutes Fitch Eligible Assets, if the value of such collateral exceeds, whether due to appreciation or otherwise, the value of the securities lent, in each case after applying the appropriate Fitch Discount Factor, such excess shall be included as a Fitch Eligible Asset. Conversely, if the discounted value of such securities lending collateral is less than the discounted value of the securities lent, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the Preferred Shares Basic Maintenance Amount.

         (iii) SWAPS (INCLUDING TOTAL RETURN SWAPS, INTEREST RATE SWAPS AND CREDIT DEFAULT SWAPS): Total Return and Interest Rate Swaps are subject to the following provisions:

          (A) Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the Preferred Shares Basic Maintenance Amount. If the Fund has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor on the counterparty to the swap transaction. If the Fund has an outstanding liability from a swap transaction on a Valuation Date, the Fund will subtract the outstanding liability from the total Fitch Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount.

          In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Fitch Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding Preferred Shares. At the time a swap is executed, the Fund will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3.

          (B) (1) The underlying securities subject to a Credit Default Swap sold by the Fund will be subject to the applicable Fitch Discount Factor for each security subject to the swap;

               (2) If the Fund purchases a Credit Default Swap and holds the underlying security, the Market Value of the Credit Default Swap and the underlying security will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor assessed based on the counterparty rating; and

               (3) The Fund will not include a Credit Default Swap as a Fitch Eligible Asset purchased by the Fund without the Fund holding the underlying security or when the Fund buys a Credit Default Swap for a basket of securities without holding all the securities in the basket.

     If not otherwise provided for in (a)(i)-(iii) above, derivative instruments shall be treated as follows: Any derivative instruments will be valued pursuant to the Fund's Valuation Procedures on a Valuation Date. The amount of the net payment obligation and the cost of a closing transaction, as appropriate, on any derivative instrument on a Valuation Date will be counted as a liability for purposes of determining the Preferred Shares Basic Maintenance Amount. Any derivative instrument with respect to which the Fund is owed payment on the Valuation Date that is not based upon an individual security or securities that are Fitch Eligible Assets will either have a mutually agreed upon valuation by Fitch and the Fund for purposes of determining Fitch Eligible Assets or will be excluded from Fitch Eligible Assets. Any derivative instrument with respect to which the Fund is owed payment on the Valuation Date that is based upon an individual security or securities that are Fitch Eligible Assets (e.g., a purchased call option on a bond that is in-the-money) will be valued as follows for purposes of determining Fitch Eligible Assets: (A) For such derivative instruments that are exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be reduced by applying the Fitch Discount Factor (as it would apply to the underlying security or securities) and then added to Fitch Eligible Assets; and (B) for such derivative instruments that are not exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be (1) reduced as described in (A) and (2) further reduced by applying to the remaining amount the Fitch Discount Factor determined by reference to the credit rating of the derivative counterparty, with the remaining amount after these reductions then added to Fitch Eligible Assets.

     For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

     In the event any Preferred Shares are outstanding and another rating agency is rating such shares in addition to or in lieu of Moody's or Fitch, the Fund shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody's or Fitch.

     14.  MISCELLANEOUS.

     (a) AMENDMENT OF ANNEX A TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors may, by resolution duly adopted, without stockholder approval (except as otherwise provided by these Articles Supplementary or required by applicable law), approving an annex hereto, (1) reflect any amendments hereto which the Board of Directors is entitled to adopt pursuant to the terms of these Articles Supplementary without stockholder approval or (2) add additional series of Preferred Shares or additional shares of a series of Preferred Shares (and terms relating thereto) to the series and Preferred Shares described herein. Each such additional series and all such additional shares shall be governed by the terms of these Articles Supplementary.

     (b)  NO FRACTIONAL SHARES. No fractional Preferred Shares shall be issued.

     (c) STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE FUND. Preferred Shares that are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares.

     (d) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Directors may interpret or adjust the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend these Articles Supplementary with respect to any series of Preferred Shares prior to the issuance of shares of such series.

     (e) HEADINGS NOT DETERMINATIVE. The headings contained in these Articles Supplementary are for convenience of reference only and shall not affect the meaning or interpretation of these Articles Supplementary.

     (f) NOTICES. All notices or communications, unless otherwise specified in the Bylaws of the Fund or these Articles Supplementary, shall be sufficiently given if in writing and delivered in person or by facsimile or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 14 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed, except as otherwise provided in these Articles Supplementary or by the Maryland General Corporation Law for notices of stockholders' meetings.


                                     PART II

     1.   ORDERS.

     (a) Prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

     (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

     (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such series;

     (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

     (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series; and

     (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

     For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

     (b) (i)   A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

     (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

     (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

     (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

     (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

     (A) the number of Outstanding shares of such series specified in such Sell Order; or

     (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph
(c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

    (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

     (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

     (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

     (c) No Order for any number of Preferred Shares other than whole shares shall be valid.

     2.   SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

     (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

     (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

     (ii) the aggregate number of shares of such series that are the subject of such Order;

    (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

     (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

     (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

     (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

     (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

     (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

     (c)  If an Order or Orders covering all of the Outstanding Preferred
Shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

     (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

  (ii)(A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

     (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

     (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

     (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

   (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

     (e) If more than one Bid for one or more shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

     (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

     3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

     (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

     (i) the excess of the number of Outstanding Preferred Shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such series);

     (ii) from the Submitted Orders for shares of such series whether:

     (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series exceeds or is equal to the sum of:

     (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

     (C) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

   (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

     (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

     (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

     would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

     (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

     (i) if Sufficient Clearing Bids for shares of such series exist, the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

     (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

    (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be the All Hold Rate.

     4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

     Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

     (a) If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

     (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

     (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

    (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

     (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph

(a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

     (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

     (b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

     (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

     (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

    (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

     (c) If all of the Outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

     (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Preferred

Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

     (e)  If, as a result of the procedures described in clause (v) of paragraph
(a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such series for purchase among Potential Holders so that only whole Preferred Shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such series on such Auction Date.

     (f) Based on the results of each Auction for shares of a series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series.

     Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

     (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of any series or to pay for Preferred Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

     5.   RESERVED.

     6.   AUCTION AGENT.

     For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Directors shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of shares of a series of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. Eastern time on the Business Day preceding an Auction for shares of a series of Preferred Shares and 9:30 a.m. Eastern time on the Auction Date for such Auction to ascertain the number of shares in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

     7.   TRANSFER OF PREFERRED SHARES.

     Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer, provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

     8.   GLOBAL CERTIFICATE.

     Prior to the commencement of a Voting Period, (i) all of the shares of a series of Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of Preferred Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

     9.   FORCE MAJEURE.

     (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Auction Rate determined on the previous Auction Date.

     (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date cannot be paid for any such reason, then:

          (i) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

          (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

         (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

     IN WITNESS WHEREOF, Neuberger Berman Dividend Advantage Fund Inc. has caused these presents to be signed on June ___, 2004 in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or Assistant Secretary.


                                          NEUBERGER BERMAN DIVIDEND ADVANTAGE
                                          FUND INC.



                                          --------------------------------------
                                          Name:
                                          Title:



WITNESS:



------------------------------
Name:
Title:





     The undersigned President or a Vice President of Neuberger Berman Dividend Advantage Fund Inc., who executed on behalf of the Fund the foregoing Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Fund the foregoing Articles Supplementary to be the corporate act of the Fund, and states under penalties of perjury that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects.



                                          --------------------------------------
                                          Name:
                                          Title:

                                                                      APPENDIX B


                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

         S&P CORPORATE BOND RATINGS:
         --------------------------

         AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

         BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B - Bonds rated B are more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC - Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC - Bonds rated CC are currently highly vulnerable to nonpayment.

         C - Bonds rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. A C rating also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         CI - The rating CI is reserved for income bonds on which no interest is being paid.

         D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         PLUS (+) MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         S&P COMMERCIAL PAPER RATINGS:
         ----------------------------

         A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.

         A-3 - Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.

         B - Issues with this rating are regarded as having only speculative capacity for timely payment.

         C - This rating is assigned to short-term debt obligations with high vulnerability to nonpayment.

         D - Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

         MOODY'S CORPORATE BOND RATINGS:
         ------------------------------

         Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         MOODY'S COMMERCIAL PAPER RATINGS:
         --------------------------------

         PRIME-1 - Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.
PRIME-1 repayment ability will often be evidenced by the following characteristics:

         -   Leading market positions in well-established industries.

         -   High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2 - Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will often be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3 - Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME - Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

         Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

         FITCH INVESTMENT GRADE BOND RATINGS
         -----------------------------------

         AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

         AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F1+'.

         A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.

         PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

         NR: Indicates that Fitch does not rate the specific issue.

         WITHDRAWN: A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.

         RATING WATCH: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. Rating Watch is typically resolved over a relatively short period.

         FITCH HIGH YIELD BOND RATINGS
         -----------------------------

         BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

         B: Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and is contingent upon a sustained, favorable business and economic environment.

         CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.

         CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C: Bonds are in imminent default in payment of interest or principal.

         DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

         PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the `DDD,' `DD,' or `D' categories.

         NR: Indicates that Fitch does not rate the specific issue.

         CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

         FITCH INVESTMENT GRADE SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated `F1+'.

         F2:  Good  Credit   Quality.   Issues   carrying  this  rating  have  a
satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned `F1+' and `F1' ratings.

         F3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D: Default. Issues assigned this rating are in actual or imminent payment default.

                                 * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                           PART C -- OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          1.   Financial Statements:


               Report of Independent Auditors.

               Statement of Assets and Liabilities.

               Unaudited Financial Statements.



          2.   Exhibits:

               a.   (1)  Articles of  Incorporation.  (Incorporated by reference to the Registrant's initial Registration Statement, File Nos. 333-112313 and 811-21499, filed on January 29, 2004)

                    (2) Form of Articles Supplementary. (Filed herewith as Appendix A to the Statement of Additional Information, Part B of the Registrant's Registration Statement)

               b. Bylaws. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement, File Nos. 333-112313 and 811-21499, filed on February 24,
                    2004)

               c.   None.


               d. Articles Sixth, Ninth, Tenth, Eleventh and Thirteenth of the Articles of Incorporation and Articles II, VI and X of the Bylaws.


               e. Dividend Reinvestment Plan. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement, File Nos. 333-112313 and 811-21499, filed on February 24, 2004)

               f.   None.


               g.   (1)  Management  Agreement.  (Incorporated  by  reference to
                         Registrant's initial Registration Statement, File Nos. 333-115817 and 811-21499, filed on May 24, 2004)

                    (2) Sub-Advisory Agreement. (Incorporated by reference to Registrant's initial Registration Statement, File Nos. 333-115817 and 811-21499, filed on May 24, 2004)

               h.   (1)  Purchase Agreement with respect to Registrant's  common stock. (filed herewith)


                    (2) Form of Master Agreement Among Underwriters. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement, File Nos. 333-112313 and 811-21499, filed on February 24,
                         2004)

                    (3) Form of Master Standard Dealer Agreement. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement, File Nos. 333-112313 and 811-21499, filed on February 24, 2004)


                    (4) Form of Purchase Agreement with respect to Registrant's preferred stock. (filed herewith)


               i.   None


               j.   Custodian   Contract.    (Incorporated   by   reference   to
                    Registrant's  initial  Registration  Statement,   File  Nos.
                    333-115817 and 811-21499, filed on May 24, 2004)

               k.   (1)  Transfer Agency and Service Agreement. (Incorporated by
                         reference to Registrant's initial Registration Statement, File Nos. 333-115817 and 811-21499, filed on May 24, 2004)

                    (2) Administration Agreement. (Incorporated by reference to Registrant's initial Registration Statement, File Nos. 333-115817 and 811-21499, filed on May 24, 2004)

                    (3) Fee Waiver Agreement. (Incorporated by reference to Registrant's initial Registration Statement, File Nos. 333-115817 and 811-21499, filed on May 24, 2004)

                    (4) Additional Compensation Agreement with Merrill Lynch. (Incorporated by reference to Registrant's initial
                         Registration Statement, File Nos. 333-115817 and 811-21499, filed on May 24, 2004)

                    (5) Corporate Finance Services and Consulting Agreement with Lehman Brothers. (Incorporated by reference to Registrant's initial Registration Statement, File Nos. 333-115817 and 811-21499, filed on May 24, 2004)

                    (6) Corporate Finance Services and Consulting Agreement with A. G. Edwards. (Incorporated by reference to Registrant's initial Registration Statement, File Nos. 333-115817 and 811-21499, filed on May 24, 2004)

                    (7)  Form  of  Auction  Agency  Agreement  with  respect  to
                         Registrant's preferred stock. (Incorporated by reference to Registrant's initial Registration Statement, File Nos. 333-115817 and 811-21499, filed on May 24, 2004)

                    (8)  Form  of   Broker-Dealer   Agreement  with  respect  to
                         Registrant's preferred stock. (Incorporated by reference to Registrant's initial Registration Statement, File Nos. 333-115817 and 811-21499, filed on May 24, 2004)

               l.   (1)  Opinion  and  Consent  of  Counsel   with   respect  to
                         Registrant's  common stock.  (Incorporated by reference
                         to  Pre-Effective  Amendment No. 2 to the  Registrant's
                         Registration   Statement,   File  Nos.  333-112313  and
                         811-21499, filed on March 25, 2004)


                    (2)  Opinion  and  Consent  of  Counsel   with   respect  to
                         Registrant's preferred stock. (filed herewith)


               m.   None.


               n.   Consent of Independent Auditors. (filed herewith)


               o.   None.

               p. Letter of Investment Intent. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, File Nos. 333-112313 and 811-21499, filed on March 25, 2004)

               q.   None.


               r. Code of Ethics for Registrant, its Investment Adviser and its Sub-Adviser. (Incorporated by reference to Registrant's initial Registration Statement, File Nos. 333-115817 and 811-21499, filed on May 24, 2004)



ITEM 25.  MARKETING ARRANGEMENTS


     Incorporated by reference to the Purchase  Agreement filed as Exhibit 2. h.
(4) to this Registration Statement.



ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


     The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

     Securities and Exchange Commission Fees...................   $6,650
     Rating Agency Fees   .....................................   75,000
     Federal Taxes        .....................................
     State Taxes and Fees .....................................
     Printing and Engraving Expenses...........................   20,000
     Legal Fees           .....................................  155,350
     Director Fees        .....................................
     Accounting Expenses  .....................................   15,000
     Miscellaneous Expenses....................................    3,000
                                                                 =======
               Total         .................................. $275,000


ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES


                                                         Number of Record
                                                        Stockholders as of
                Title of Class                             June 23, 2004
                --------------                             -------------

Shares of common stock, par value $0.0001 per share            9


Shares of preferred stock, par value $0.0001 per share         0


ITEM 29.  INDEMNIFICATION

     Article Twelfth of the Registrant's Articles of Incorporation and Article IX of the Registrant's Bylaws provide that the Fund shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Fund's request in similar capacities for, other entities to the maximum extent permitted by applicable law (including Maryland law and the 1940 Act), provided, however, that a transfer agent is not entitled to such indemnification unless specifically approved by the Fund's Board of Directors.
Section 2-418(b) of the Maryland General Corporation Law ("Maryland Code") permits the Registrant to indemnify its directors unless it is proved that the act or omission of the director was material to the cause of action adjudicated in the proceeding, and (a) the act or omission was committed in bad faith or was the result of active or deliberate dishonesty or (b) the director actually received an improper personal benefit in money, property or services or (c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2-418(j)(1) and Section 4-418(j)(2) of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as consistent with Section 17(h) of the Investment Company Act of 1940, as amended ("1940 Act"), which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Sections 9.1 and 9.2 of the Management Agreement between Neuberger Berman Management Inc. ("NB Management") and the Registrant provide that neither NB Management nor any director, officer or employee of NB Management performing services for the Registrant at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Management Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any matter to which the Management Agreement relates; provided, that nothing herein contained shall be construed (i) to protect NB Management against any liability to the Registrant or its Stockholders to which NB Management would otherwise be subject by reason of NB Management's misfeasance, bad faith, or gross negligence in the performance of NB Management's duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Management Agreement

("disabling conduct"), or (ii) to protect any director, officer or employee of NB Management who is or was a Director or officer of the Registrant against any liability to the Registrant or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Registrant. The Registrant will indemnify NB Management against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described above not resulting from negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by NB Management. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Registrant who are neither "interested persons" of the Registrant nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. NB Management shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification under the Management Agreement in the manner and to the fullest extent permissible under the Maryland General Corporation Law. NB Management shall provide to the Registrant a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) NB Management shall provide security in form and amount acceptable to the Registrant for its undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Registrant, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that NB Management will ultimately be found to be entitled to indemnification under the Management Agreement.

     Section 1 of the Sub-Advisory Agreement between NB Management and Neuberger Berman, LLC ("Neuberger Berman") with respect to the Registrant provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of reckless disregard of its duties and obligations under the Sub-Advisory Agreement, Neuberger Berman will not be subject to liability for any act or omission or any loss suffered by the Registrant or its security holders in connection with the matters to which the Sub-Advisory Agreement relates.

     Sections 11.1 and 11.2 of the Administration Agreement between the Registrant and NB Management provide that neither NB Management nor any director, officer or employee of NB Management performing services for the Registrant at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Administration Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any matter to which the Administration Agreement relates; provided, that nothing herein contained shall be construed (i) to protect NB Management against any liability to the

Registrant or its Stockholders to which NB Management would otherwise be subject by reason of NB Management's misfeasance, bad faith, or gross negligence in the performance of NB Management's duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Administration Agreement ("disabling conduct"), or (ii) to protect any director, officer or employee of NB Management who is or was a Director or officer of the Registrant against any liability to the Registrant or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Registrant. The Registrant will indemnify NB Management against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described above not resulting from negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct by NB Management. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Registrant who are neither "interested persons" of the Registrant nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. NB Management shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification under the Administration Agreement in the manner and to the fullest extent permissible under the Maryland General Corporation Law. NB Management shall provide to the Registrant a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) NB Management shall provide security in form and amount acceptable to the Registrant for its undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Registrant, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that NB Management will ultimately be found to be entitled to indemnification under the Administration Agreement.

     Section 6(a) of the Purchase Agreements among the Registrant, NB Management, Neuberger Berman and Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the several underwriters, provides that the Registrant, NB Management and Neuberger Berman, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and any director, officer, employee or affiliate thereof as follows:

     (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the

          Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) of the Purchase Agreements) any such settlement is effected with the prior written consent of the Registrant and NB Management and Neuberger Berman; and

    (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Registrant or NB Management and Neuberger Berman by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided further that the Registrant or NB Management and Neuberger Berman will not be liable to any Underwriter with respect to any Prospectus to the extent that the Registrant or NB Management and Neuberger Berman shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such Underwriter, in contravention of a requirement of this Agreement or applicable law, sold Securities to a person to whom such Underwriter failed to send or give, at or prior to the Closing Time, a copy of the final Prospectus, as then amended or supplemented if: (i) the Company has previously furnished copies thereof (sufficiently in advance of the Closing Time to allow for distribution by the Closing Time) to the Underwriter and the loss, liability, claim, damage or expense of such Underwriter resulted from an untrue statement or omission of a material fact contained in or omitted from the preliminary Prospectus which was corrected in the final Prospectus as, if applicable, amended or supplemented prior to the Closing Time and such final Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person and (ii) such failure to give or send such final Prospectus by the Closing Time to the party or parties asserting such loss, liability, claim, damage or expense would have constituted a defense to the claim asserted by such person.

     Section 6(b) of the Purchase Agreements provides that each Underwriter severally agrees to indemnify and hold harmless the Registrant and NB Management and Neuberger Berman, their respective directors and officers, each of the Registrant's officers who signed the Registration Statement, and each person, if any, who controls the Registrant or NB Management and Neuberger Berman within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Fund or the Advisers by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     Section 6(c) of the Purchase Agreements provides that the Registrant, NB Management and Neuberger Berman, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a), as limited by the proviso set forth therein, with respect to any Sales Material in the form approved by the Registrant and NB Management and Neuberger Berman or its affiliates for use by the Underwriters and securities firms to whom the Registrant or NB Management and Neuberger Berman shall have disseminated materials in connection with the public offering of the Securities.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. The Fund also maintains Directors and Officers Insurance.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUB-ADVISER

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of NB Management and each executive officer of Neuberger Berman is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------
Claudia Brandon                         Secretary, Neuberger Berman Advisers Management Trust;
Vice President, Neuberger Berman        Secretary, Neuberger Berman Equity Funds; Secretary,
since 2002; Employee, Neuberger         Neuberger Berman Income Funds; Secretary, Neuberger
Berman since 1999; Vice                 Berman Real Estate Income Fund Inc.; Secretary,
President/Mutual Fund Board             Neuberger Berman Intermediate Municipal Fund Inc.;
Relations, NB Management since May      Secretary, Neuberger Berman New York Intermediate
2000; Vice President, NB Management     Municipal Fund Inc.; Secretary, Neuberger Berman
from 1986-1999.                         California Intermediate Municipal Fund Inc.;
                                        Secretary, Neuberger Berman Realty Income Fund Inc.;
                                        Secretary, Neuberger Berman Income Opportunity Fund
                                        Inc.; Secretary, Neuberger Berman Real Estate
                                        Securities Income Fund Inc.; Secretary, Neuberger
                                        Berman Dividend Advantage Fund Inc.

Thomas J. Brophy                        None.
Managing Director, Neuberger
Berman; Vice President, NB Management
since March 2000.

Steven R. Brown                         Portfolio Manager, Neuberger Berman Real Estate Income
Managing Director, Neuberger Berman;    Fund Inc.; Portfolio Manager, Neuberger Berman Realty
Vice President, NB Management since     Income Fund Inc.; Portfolio Manager, Neuberger Berman
2002.                                   Income Opportunity Fund Inc.; Portfolio Manager,
                                        Neuberger Berman Real Estate Securities Income Fund
                                        Inc.; Portfolio Manager, Neuberger Berman Dividend
                                        Advantage Fund Inc.

Lori Canell                             None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Valerie Chang                           None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

                                              C-9

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------
Brooke A. Cobb                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Robert Conti                            Vice President, Neuberger Berman Income Funds; Vice
Vice President, Neuberger Berman;       President, Neuberger Berman Equity Funds; Vice
Senior Vice President, NB Management    President, Neuberger Berman Advisers Management Trust;
since November 2000; Treasurer, NB      Vice President, Neuberger Berman Real Estate Income
Management until May 2000.              Fund Inc.; Vice President, Neuberger Berman
                                        Intermediate Municipal Fund Inc.; Vice President
                                        Neuberger Berman New York Intermediate Municipal Fund
                                        Inc.; Vice President, Neuberger Berman California
                                        Intermediate Municipal Fund Inc.; Vice President,
                                        Neuberger Berman Realty Income Fund Inc.; Vice
                                        President, Neuberger Berman Income Opportunity Fund
                                        Inc.; Vice President, Neuberger Berman Real Estate
                                        Securities Income Fund Inc.; Vice President, Neuberger
                                        Berman Dividend Advantage Fund Inc.

Robert W. D'Alelio                      None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Ingrid Dyott                            None.
Vice President, Neuberger Berman;
Vice President, NB Management.

Michael F. Fasciano                     President, Fasciano Company Inc. until March 2001;
Managing Director, Neuberger Berman     Portfolio Manager, Fasciano Fund Inc. until March 2001.
since March 2001; Vice President, NB
Management since March 2001.

Robert S. Franklin                      None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

                                             C-10

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------
Brian P. Gaffney                        Vice President, Neuberger Berman Income Funds; Vice
Managing Director, Neuberger Berman     President, Neuberger Berman Equity Funds; Vice
since 1999, Senior Vice President,      President, Neuberger Berman Advisers Management Trust;
NB Management since November 2000;      Vice President, Neuberger Berman Real Estate Income
Vice President, NB Management from      Fund Inc.; Vice President, Neuberger Berman
April 1997 through November 1999.       Intermediate Municipal Fund Inc.; Vice President
                                        Neuberger Berman New York Intermediate Municipal Fund
                                        Inc.; Vice President, Neuberger Berman California
                                        Intermediate Municipal Fund Inc.; Vice President,
                                        Neuberger Berman Realty Income Fund Inc.; Vice
                                        President, Neuberger Berman Income Opportunity Fund
                                        Inc.; Vice President, Neuberger Berman Real Estate
                                        Securities Income Fund Inc.; Vice President, Neuberger
                                        Berman Dividend Advantage Fund Inc.

Robert I. Gendelman                     None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Thomas E. Gengler, Jr.                  None.
Senior Vice President, Neuberger
Berman since February 2001, prior
thereto, Vice President, Neuberger
Berman since 1999; Senior Vice
President, NB Management since March
2001 prior thereto, Vice President,
NB Management.

Theodore P. Giuliano                    None.
Vice President (and Director until
February 2001), NB Management;
Managing Director, Neuberger Berman.

Kevin Handwerker                        Senior Vice President, General Counsel and Secretary,
Senior Vice President, General          Neuberger Berman Inc.
Counsel and Secretary, Neuberger
Berman.

Joseph K. Herlihy                       Treasurer, Neuberger Berman Inc.
Senior Vice President, Treasurer,
Neuberger Berman; Treasurer,
NB Management.

                                             C-11

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------
Barbara R. Katersky                     None.
Senior Vice President, Neuberger
Berman; Senior Vice President,
NB Management.

Robert B. Ladd                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Kelly M. Landron                        None.
Vice President, NB Management Inc.
since March 2000.

Jeffrey B. Lane                         Director, Chief Executive Officer and President,
Chief Executive Officer and             Neuberger Berman Inc.; Director, Neuberger Berman
President, Neuberger Berman;            Trust Company from June 1999 until November 2000.
Director, NB Management since
February 2001.

Michael F. Malouf                       None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Robert Matza                            Executive Vice President, Chief Operating Officer and
Executive Vice President and Chief      Director, Neuberger Berman Inc. since January 2001,
Operating Officer, Neuberger Berman     prior thereto, Executive Vice President, Chief
since January 2001, prior thereto,      Administrative Officer and Director, Neuberger Berman
Executive Vice President and Chief      Inc.
Administrative Officer, Neuberger
Berman; Director, NB Management since
April 2000.

Ellen Metzger                           Assistant Secretary, Neuberger Berman Inc. since 2000.
Vice President, Neuberger Berman;
Secretary, NB Management.

Arthur Moretti                          Managing Director, Eagle Capital from January 1999
Managing Director, Neuberger Berman     until June 2001.
since June 2001; Vice President, NB
Management since June 2001.

                                             C-12

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------
S. Basu Mullick                         None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Janet W. Prindle                        Director, Neuberger Berman National Trust Company
Managing Director, Neuberger Berman;    since January 2001; Director Neuberger Berman Trust
Vice President, NB Management.          Company of Delaware since April 2001.

Kevin L. Risen                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Jack L. Rivkin                          Executive Vice President, Neuberger Berman Inc.;
Executive Vice President, Neuberger     President and Director, Neuberger Berman Real Estate
Berman.                                 Income Fund Inc.; President and Director, Neuberger
                                        Berman Intermediate Municipal Fund Inc.; President and
                                        Director, Neuberger Berman New York Intermediate
                                        Municipal Fund Inc.; President and Director, Neuberger
                                        Berman California Intermediate Municipal Fund Inc.;
                                        President and Trustee, Neuberger Berman Advisers
                                        Management Trust; President and Trustee, Neuberger
                                        Berman Equity Funds; President and Trustee, Neuberger
                                        Berman Income Funds; President and Director, Neuberger
                                        Berman Realty Income Fund Inc.; President and
                                        Director, Neuberger Berman Income Opportunity Fund
                                        Inc.; President and Director, Neuberger Berman Real
                                        Estate Securities Income Fund Inc.; President and
                                        Director, Neuberger Berman Dividend Advantage Fund Inc.

Benjamin E. Segal                       None.
Managing Director, Neuberger Berman
since November 2000, prior thereto,
Vice President, Neuberger Berman;
Vice President, NB Management.

Jennifer Silver                         None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

                                             C-13

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------
Kent C. Simons                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Matthew S. Stadler                      Senior Vice President and Chief Financial Officer,
Senior Vice President and Chief         Neuberger Berman Inc. since August 2000; Senior Vice
Financial Officer, Neuberger Berman     President and Chief Financial Officer, National
since August 2000, prior thereto,       Discount Brokers Group from May 1999 until October
Controller, Neuberger Berman from       1999.
November 1999 to August 2000; Senior
Vice President and Chief Financial
Officer, NB Management since August
2000.

Heidi S. Steiger                        Executive Vice President and Director, Neuberger
Executive Vice President, Neuberger     Berman Inc.; Chair and Director, Neuberger Berman
Berman; Director, NB Management since   National Trust Company since January 2001; Director,
February 2001.                          Neuberger Berman Trust Company of Delaware since
                                        February 2000 (and Chair until January
                                        2001); Director, Neuberger Berman Trust
                                        Company until September 2001 (and Chair
                                        from September 1999 until January 2001).

                                             C-14

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------
Peter E. Sundman                        Executive Vice President and Director, Neuberger
President and Director,                 Berman Inc.; Chairman of the Board, Chief Executive
NB Management; Executive Vice           Officer and Trustee, Neuberger Berman Income Funds;
President, Neuberger Berman.            Chairman of the Board, Chief Executive Officer and
                                        Trustee, Neuberger Berman Advisers Management Trust;
                                        Chairman of the Board, Chief Executive Officer and
                                        Trustee Neuberger Berman Equity Funds; Chairman of
                                        the Board, Chief Executive Officer and Director,
                                        Neuberger Berman Real Estate Income Fund Inc.;
                                        Chairman of the Board, Chief Executive Officer and
                                        Director, Neuberger Berman Intermediate Municipal
                                        Fund Inc.; Chairman of the Board, Chief Executive
                                        Officer and Director, Neuberger Berman New York
                                        Intermediate Municipal Fund Inc.; Chairman of the
                                        Board, Chief Executive Officer and Director,
                                        Neuberger Berman California Intermediate Municipal
                                        Fund Inc.; Chairman of the Board, Chief Executive
                                        Officer and Director, Neuberger Berman Realty Income
                                        Fund Inc.; Chairman of the Board, Chief Executive
                                        Officer and Director, Neuberger Berman Income
                                        Opportunity Fund Inc.; Chairman of the Board, Chief
                                        Executive Officer and Director, Neuberger Berman
                                        Real Estate Securities Income Fund Inc.; Chairman of
                                        the Board, Chief Executive Officer and Director,
                                        Neuberger Berman Dividend Advantage Fund Inc.

Judith M. Vale                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Catherine Waterworth                    None.
Vice President, Neuberger Berman;
Vice President, NB Management.

Allan R. White, III                     None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

                                             C-15

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     All  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the Investment Company Act of 1940, as amended ("1940 Act"), and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of its custodian and accounting agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and its transfer agent, The Bank of New York, 1 Wall Street, New York, New York 10286, except for the Registrant's Articles of Incorporation and Bylaws, minutes of meetings of the Registrant's Directors and stockholders and the Registrant's policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158-0180.


ITEM 32.  MANAGEMENT SERVICES

     None.


ITEM 33.  UNDERTAKINGS

     1. The Registrant hereby undertakes to suspend the offering of its shares until it amends its Prospectus if:

          (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or

          (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

     2.   N/A

     3.   N/A

     4.   N/A

     5.   The Registrant hereby undertakes:

          (1) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

          (2) For the purposes of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 24th day of June 2004.


                                   NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.


                                   By:  /s/ Jack L. Rivkin
                                        -------------------------------
                                            Name:   Jack L. Rivkin*
                                            Title:  President and Director


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                  Title                      Date
---------                                  -----                      ----

/s/ Peter E. Sundman             Chairman of the Board, Chief      June 24, 2004
--------------------------       Executive Officer and Director
Peter E. Sundman*


/s/ Jack L. Rivkin               President and Director            June 24, 2004
--------------------------
Jack L. Rivkin*


/s/ Barbara Muinos               Treasurer and Principal           June 24, 2004
--------------------------       Financial and Accounting
Barbara Muinos                   Officer


/s/ John Cannon                  Director                          June 24, 2004
--------------------------
John Cannon*


/s/ Faith Colish                 Director                          June 24, 2004
--------------------------
Faith Colish*


/s/ Walter G. Ehlers             Director                          June 24, 2004
--------------------------
Walter G. Ehlers*


/s/ C. Anne Harvey               Director                          June 24, 2004
--------------------------
C. Anne Harvey*


/s/ Barry Hirsch                 Director                          June 24, 2004
--------------------------
Barry Hirsch*

Signature                                  Title                      Date
---------                                  -----                      ----

/s/ Robert A. Kavesh             Director                          June 24, 2004
--------------------------
Robert A. Kavesh*


/s/ Howard A. Mileaf             Director                          June 24, 2004
--------------------------
Howard A. Mileaf*


/s/ Edward I. O'Brien            Director                          June 24, 2004
--------------------------
Edward I. O'Brien*


/s/ William E. Rulon             Director                          June 24, 2004
--------------------------
William E. Rulon*


/s/ Cornelius T. Ryan            Director                          June 24, 2004
--------------------------
Cornelius T. Ryan*


/s/ Tom Decker Seip              Director                          June 24, 2004
--------------------------
Tom Decker Seip*


/s/ Candace L. Straight          Director                          June 24, 2004
--------------------------
Candace L. Straight*


/s/ Peter P. Trapp               Director                          June 24, 2004
--------------------------
Peter P. Trapp*



*Signatures affixed by Arthur C. Delibert on June 24, 2004 pursuant to power of attorney, which is incorporated by reference to Registrant's initial Registration Statement, File Nos. 333-115817 and 811-21499, filed on May 24, 2004.

                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.

                                  EXHIBIT INDEX


Exhibit   Document Description
-------   --------------------

     a. (1) Articles of Incorporation. (Incorporated by reference to the Registrant's initial Registration Statement, File Nos. 333-112313 and 811-21499, filed on January 29, 2004)

          (2)  Form of Articles Supplementary.  (Filed herewith as Appendix A to
               the   Statement  of  Additional   Information,   Part  B  of  the
               Registrant's Registration Statement)

     b. Bylaws. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement, File Nos. 333-112313 and 811-21499, filed on February 24, 2004)

     c.   None.

     d. Articles Sixth, Ninth, Tenth, Eleventh and Thirteenth of the Articles of Incorporation and Articles II, VI and X of the Bylaws.

     e. Dividend Reinvestment Plan. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement, File Nos. 333-112313 and 811-21499, filed on February 24,
          2004)

     f.   None.

     g.   (1)  Management Agreement.  (Incorporated by reference to Registrant's
               initial   Registration   Statement,   File  Nos.  333-115817  and
               811-21499, filed on May 24, 2004)

          (2)  Sub-Advisory    Agreement.    (Incorporated   by   reference   to
               Registrant's initial Registration Statement, File Nos. 333-115817 and 811-21499, filed on May 24, 2004)

     h. (1) Purchase Agreement with respect to Registrant's common stock. (filed herewith)

          (2) Form of Master Agreement Among Underwriters. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement, File Nos. 333-112313 and 811-21499, filed on February 24, 2004)

          (3) Form of Master Standard Dealer Agreement. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement, File Nos. 333-112313 and 811-21499, filed on February 24, 2004)

          (4) Form of Purchase Agreement with respect to Registrant's preferred stock. (filed herewith)

     i.   None

     j. Custodian Contract. (Incorporated by reference to Registrant's initial Registration Statement, File Nos. 333-115817 and 811-21499, filed on May 24, 2004)

     k.   (1)  Transfer Agency and Service Agreement. (Incorporated by reference
               to  Registrant's  initial  Registration   Statement,   File  Nos.
               333-115817 and 811-21499, filed on May 24, 2004)

          (2)  Administration   Agreement.   (Incorporated   by   reference   to
               Registrant's initial Registration Statement, File Nos. 333-115817 and 811-21499, filed on May 24, 2004)

          (3)  Fee Waiver Agreement.  (Incorporated by reference to Registrant's
               initial   Registration   Statement,   File  Nos.  333-115817  and
               811-21499, filed on May 24, 2004)

          (4) Additional Compensation Agreement with Merrill Lynch. (Incorporated by reference to Registrant's initial Registration Statement, File Nos. 333-115817 and 811-21499, filed on May 24,
               2004)

          (5)  Corporate  Finance Services and Consulting  Agreement with Lehman
               Brothers. (Incorporated by reference to Registrant's initial Registration Statement, File Nos. 333-115817 and 811-21499, filed on May 24, 2004)

          (6) Corporate Finance Services and Consulting Agreement with A. G. Edwards. (Incorporated by reference to Registrant's initial Registration Statement, File Nos. 333-115817 and 811-21499, filed on May 24, 2004)

          (7) Form of Auction Agency Agreement with respect to Registrant's preferred stock. (Incorporated by reference to Registrant's initial Registration Statement, File Nos. 333-115817 and 811-21499, filed on May 24, 2004)

          (8) Form of Broker-Dealer Agreement with respect to Registrant's preferred stock. (Incorporated by reference to Registrant's initial Registration Statement, File Nos. 333-115817 and 811-21499, filed on May 24, 2004)

     l. (1) Opinion and Consent of Counsel with respect to Registrant's common stock. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, File Nos. 333-112313 and 811-21499, filed on March 25, 2004)

          (2) Opinion and Consent of Counsel with respect to Registrant's preferred stock. (filed herewith)

     m.   None.

     n.   Consent of Independent Auditors. (filed herewith)

     o.   None.

     p. Letter of Investment Intent. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, File Nos. 333-112313 and 811-21499, filed on March 25,
          2004)

     q.   None.

     r. Code of Ethics for Registrant, its Investment Adviser and its Sub-Adviser. (Incorporated by reference to Registrant's initial Registration Statement, File Nos. 333-115817 and 811-21499, filed on May 24, 2004)